UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1800

U.S. GLOBAL INVESTORS FUNDS
(Exact name of registrant as specified in charter)

7900 CALLAGHAN ROAD SAN ANTONIO, TX			78229
(Address of principal executive offices)			(Zip code)

SUSAN B. MCGEE, ESQ. 7900 CALLAGHAN ROAD SAN ANTONIO, TX 78229
(Name and address of agent for service)

Registrant’s telephone number, including area code:		210-308-1234

Date of fiscal year end:	DECEMBER 31, 2013

Date of reporting period:	JUNE 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. Global Investors Funds

Semi-Annual Report

June 30, 2013

U.S. Global Investors Funds

Semi-Annual Report

June 30, 2013
(unaudited)

Table of Contents

Letter to Shareholders	1
Definitions for Management Teams' Perspectives	11
Management Teams' Perspectives	13
Expense Example	66
Portfolios of Investments	69
Notes to Portfolios of Investments	138
Statements of Assets and Liabilities	158
Statements of Operations	164
Statements of Changes in Net Assets	170
Notes to Financial Statements	179
Financial Highlights	198
Additional Information	214
Privacy Policy

Nasdaq Symbols

U.S. Global Investors Funds

Investor Class

U.S. Treasury Securities Cash Fund	USTXX
U.S. Government Securities Savings Fund	UGSXX
Near-Term Tax Free Fund	NEARX
Tax Free Fund	USUTX
All American Equity Fund	GBTFX
Holmes Growth Fund	ACBGX
MegaTrends Fund	MEGAX
Global Resources Fund	PSPFX
World Precious Minerals Fund	UNWPX
Gold and Precious Metals Fund	USERX
Emerging Europe Fund	EUROX
Global Emerging Markets Fund	GEMFX
China Region Fund	USCOX

Institutional Class

MegaTrends Fund	MEGIX
Global Resources Fund	PIPFX
World Precious Minerals Fund	UNWIX

P.O. Box 659405

San Antonio, Texas 78265-9604

Tel 1.800.US.FUNDS

Fax 1.210.308.1217

www.usfunds.com

U.S. Global Investors Funds

Dear Fellow Shareholder,

All that glittered during the first half of the year was not gold. The metal lost a quarter of its value, while gold companies tumbled even more, with the FTSE Gold Mines Index falling 48 percent.

When such a precipitous plummet happens, fear sometimes overrides the fundamental reasons to own gold. Gold is a portfolio diversifier and a store of value. It is a finite resource with increasing global demand. I co-authored a book on gold five years ago based on a lifetime of experience with the metal. My advice hasn't changed: When it comes to gold, moderation is key. Don't try to get rich with the metal because the corresponding risk is simply too high. Limit your exposure to gold as an asset class to 10 percent of your portfolio – no more than 5 percent in bullion and 5 percent in equities. Rebalance each year to keep that level of exposure and use volatility to your advantage.

Take a look at the chart below, which shows how investors benefited from a balanced perspective.

U.S. Global Investors Funds

We compare the performance of a hypothetical $10,000 investment of two different portfolios over the past decade, assuming the reinvestment of capital gains and dividends. One shows the growth of $10,000 invested in an S&P 500 Index ETF. The other shows a hypothetical investment with a 5 percent allocation to the World Precious Minerals Fund (UNWPX), a 5 percent allocation to the Gold and Precious Metals Fund (USERX) and a 90 percent allocation to the S&P 500 ETF.

Over 10 years, regardless of the extreme moves seen in gold stocks, the portfolio that included gold stocks never dipped below the portfolio entirely made of U.S. equities. In addition, the combination of gold stocks and U.S. companies increased the portfolio's return by about $1,100! I believe the chart shows the importance of a modest 10 percent weighting in gold mutual funds.

So, what happened to gold during the first half of 2013? In May, the Federal Reserve hinted that signs of a stronger economy could allow for a slowdown of stimulus. By the end of June, the metal fell below $1,200 for the first time since August 2010. Despite the historically high correlation between the gold price and the Fed's balance sheet, monetary easing continued, but gold fell.

U.S. Global Investors Funds

The selling of gold put the metal in an extremely oversold territory; mathematically gold was due for a reversal toward the mean by the end of June. On our oscillator chart showing the gold price on a year-over-year percentage change basis, the gold price was nearly at a -3 standard deviation.

There has been an extremely pessimistic view on gold. As one measure of how the bears have ganged up against the yellow metal, take a look at the spike in the level of short positions on the precious metal since the beginning of the year. As of the beginning of July, the number of outstanding gold short contracts was close to 140,000!

U.S. Global Investors Funds

In June, while I was on CNBC's Squawk Box, Howard Ward, the chief investment officer of GAMCO Investors, made a bullish call based on the severity of the speculative short position:

  "It was off the charts, just like it was a week ago for the short position and the yen, the pound and euro. Well, we've seen what happened to that. You wanted to be on the other side of that trade. I'll take the other side of the gold trade as well. Whenever so many people are on one side, I will take the other side. I think gold probably rallies between here and the end of the year."

What was significant about the first half of 2013 is that gold moved from the weak hands of ETF investors to the strong hands of buyers who prefer the physical metal. Whereas $18 billion left the SPDR Gold Shares ETF in the first half of the year, gold buyers all over the world scooped up a record level of gold coins and bars. On one day alone in April, 63,500 ounces were purchased from the U.S. Mint.

At the same time, in Bangkok, Thailand, crowds of buyers were filling stores, eagerly waiting in multiple lines to purchase gold jewelry and coins.

The most impressive data came from China. Take a look at the chart below, which shows total gold production compared to the gold deliveries on the Shanghai Gold Exchange and the COMEX. Over the first six months of the year, gold imports into China totaled 1,098 metric tons, compared to 1,139 tons for 2012. This is in striking contrast to the gold delivery on the COMEX.

U.S. Global Investors Funds

In fact, China's gold demand was so significant that the physical gold delivered on the Shanghai Gold Exchange through June totaled almost all of the official gold reserves in China and about half of the world's gold production for the year.

However, the Love Trade – the buyers with a deep cultural affinity for gold – suffered in India. Historically the world's biggest gold buyer, the country tried to stifle gold demand as the government sought to reduce its record current account deficit. India hiked import tariffs on gold and introduced new constraints on rural lending against gold jewelry and coins.

Regardless of this short-term setback, I believe millions of people across Asia and the Middle East will continue to express their love for the precious metal through the giving of gold coins and jewelry for momentous occasions. We look forward to the reigniting of gold's Love Trade as the yellow metal enters its historical period of seasonal strength with Ramadan beginning in July, followed by the Indian Festival of Lights, wedding season, Christmas and Chinese New Year. We have often published on the impact of this powerful seasonal pattern on www.usfunds.com.

Conversely, the U.S. stock market has been one of the best places to invest in recent years. Following the bottom on March 9, 2009 through July 23, 2013, the S&P 500 Index experienced its strongest bull market since 1949, climbing an astonishing 154 percent.

We believe government policy is a precursor to change, and the Fed's massive bond-buying program over the past few years exemplifies the significant change in helping stocks reach this meaningful milestone.

U.S. Global Investors Funds

To see how significant Ben Bernanke's policy actions were, compare the presidential cycles going back to 1929. With all the excess money in the system, President Barack Obama's first-term presidential cycle beat the average of all other presidential cycles going back to 1929.

After a few months into his second term, Obama's presidential cycle remains remarkable. The bold line shows this upward trend. In fact, stocks have been so strong that the S&P 500 experienced its best six months since 1998, rising 13.83 percent.

We're pleased to report that U.S. Global's All American Equity Fund (GBTFX) and Holmes Growth Fund (ACBGX) benefited from U.S. equity exposure, increasing 13.90 percent and 12.97 percent, respectively, from January through June.

The Power of Growing Dividends

Did you know that since 1870, half of the S&P 500 Index total return has come from dividend growth? There may be short-term periods when dividend-paying stocks underperform, such as the Technology Boom earlier this century, but overall, they add up.

Especially in a low-yielding environment such as today, dividend-paying companies remain attractive. Consider the powerful twin engines of dividend payouts and stock buybacks. You can see in the chart that from 2009 through 2012, companies in the S&P 500 have been buying back more stock and paying out more in dividends. This has led to a fantastic increase of more than 70 percent cumulative return in U.S. stocks over that time frame.

U.S. Global Investors Funds

This same increase in buybacks and dividends occurred in 2004 through 2007, with the same result in market rise. In 2007, the S&P 500 hit an intraday record high of 1,576.

Companies have become focused on the return-on-capital model, such as revenues-per-share and earnings-per-share, and the benefits to the investor are numerous. Because of this development, our investment team has shifted focus to seeking companies that offer this value to their investors.

Several of U.S. Global's equity funds offer access to companies with attractive yields. Half of the All American Equity Fund (GBTFX) is dedicated to our shareholder yield model, with the holdings that pay a dividend averaging a dividend yield of 2.90 percent as of June 30, 2013.

For the emerging markets portion of your portfolio, we offer the China Region Fund (USCOX), the Emerging Europe Fund (EUROX) and the Global Emerging Markets Fund (GEMFX). As of June 30, 2013, the dividend-paying stocks in USCOX and EUROX had an average yield of 2.15 percent and 4.95 percent, respectively, while the companies in GEMFX paid a dividend yield averaging 6.08 percent.

A Potential Solution for Those Who Fear Rising Rates

Fear of rising interest rates as the Fed looks to taper its easing programs sent bond prices falling and bond investors running in the first half of 2013. Many investors are wary of volatility and want a safe place to stash cash.

Yet, money market funds may not be the answer. Although yields for long-term bonds rose, rates of short-term money market funds haven't. In fact, the 90-day Treasury bills continued paying around 5 basis points. For an investor, this translates to 50 cents for every $1,000 invested.

U.S. Global Investors Funds

Instead, a better alternative may be an investment that seeks to preserve capital and provide stability and tax-free monthly income. The Near-Term Tax Free Fund (NEARX) focuses on shorter average maturities, and a share price around $2 typically results in less volatility than bond funds with longer average maturities. It has been rare for the fund's share price to move more than a couple of pennies in a month. And, the fund has generated consistent positive total returns (yield + appreciation) for investors for over 10 years in a row.

Rather than trying to time entries and exits in and out of stocks and bonds, we suggest allocating your assets strategically and sticking with your plan for the long term.

Consider the "couch potato" approach of a portfolio invested in both stocks and bonds. Below are three different hypothetical portfolios over the past 10 years: (1) $10,000 invested in the Near-Term Tax Free Fund (NEARX), (2) $10,000 invested in the All American Equity Fund (GBTFX), and (3) $10,000 portfolio made of 50 percent allocation to NEARX and the remaining 50 percent allocation to GBTFX, rebalanced on an annual basis. Each investment assumes the reinvestment of capital gains and dividends.

While the investment in GBTFX outperformed over the decade, increasing nearly $20,000, the fund experienced more volatility. Conversely, the investment in NEARX grew much more smoothly, but with less upside. Over the past 10 years, the "couch potato" approach grew to $16,820, with less volatility than a portfolio of only U.S. stocks.

U.S. Global Investors Funds

From time to time, in bull and bear markets, prices and fundamentals disconnect, as prices swing too far on fear and rise too fast on greed. We believe fundamentals remain solid and many of the short-term swings are much ado about nothing. In volatile markets, it is important to trust your investment processes and asset allocation disciplines.

Thank you for your trust and confidence in U.S. Global Investors.

Sincerely,

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully a fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor.

Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. By investing in a specific geographic region, a regional fund's returns and share price may be more volatile than those of a less concentrated portfolio.

The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund's performance more volatile.

Because the Global Resources Fund concentrates its investments in specific industries, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors.

U.S. Global Investors Funds

Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local income taxes, and if applicable, may subject certain investors to the Alternative Minimum Tax as well. Each tax free fund may invest up to 20% of its assets in securities that pay taxable interest. Income or fund distributions attributable to capital gains are usually subject to both state and federal income taxes. Bond funds are subject to interest-rate risk; their value declines as interest rates rise. The tax free funds may be exposed to risks related to a concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or issuer.

Unlike a money market fund, the Near-Term Tax Free Fund is not subject to the same maturity, credit or diversification limitations as a money market fund and may invest in instruments that a money market fund may not purchase. Though the Near-Term Tax Free Fund seeks minimal fluctuations in share price, it is subject to the risk that a decline in the credit quality of a portfolio holding could cause a fund's share price to decline.

Standard deviation is a measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is also known as historical volatility.

A fund's yield may differ from the average yield of dividend-paying stocks held by the fund.

Diversification does not protect an investor from market risks and does not assure a profit.

Investment objective: The Gold and Precious Metals Fund is an actively managed mutual fund that focuses on gold and precious metals producing companies. The World Precious Minerals Fund is an actively managed fund that focuses on junior and intermediate precious metals exploration companies around the world. The SPDR S&P 500 ETF Trust (SPY) is a passively managed fund that, before expenses, seeks to correspond generally to the price and yield performance of the S&P 500 Index.

Liquidity: The Gold and Precious Metals Fund and World Precious Minerals Fund can be purchased or sold at a net asset value (NAV) determined at the end of each trading day. The SPDR S&P 500 ETF can be purchased or sold intraday. These purchases and redemptions may generate brokerage commissions and other charges not reflected in the ETF's published expense ratio.

Safety/Fluctuations of principal/return: Loss of money is a risk of investing in the Gold and Precious Metals Fund, the World Precious Minerals Fund and the SPDR S&P 500 ETF. Shares of the three securities are subject to sudden fluctuations in value. The SPDR S&P 500 ETF may also be subject to bid-ask premiums or discounts to net asset value (NAV) that could adversely affect a shareholder's actual returns.

Tax features: The Gold and Precious Metals Fund and World Precious Minerals Fund intend to make distributions that may be taxed as ordinary income or capital gains. Under current federal law, long-term capital gains for individual investors in the fund are taxed at a maximum rate of 15%. For the SPDR S&P 500 ETF, long-term capital gain distributions will result from gains on the sale or exchange of capital assets held by the fund for more than one year. Any long-term capital gains distributions you receive from a fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Information provided here is neither tax nor legal advice and is general in nature. Federal and state laws and regulations are subject to change.

Definitions for Management Teams' Perspectives

Benchmark Index Definitions

Returns for indices reflect no deduction for fees, expenses or taxes, unless noted.

The Barclays Capital 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The Barclays Capital 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of 8 to 12 years.

The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The Hang Seng Composite Index is a market-capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index.

The MSCI Emerging Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

The Morgan Stanley Commodity Related Equity Index (CRX) is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600.

Definitions for Management Teams' Perspectives

Other Index Definitions

The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

The MSCI All Country Far East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a capitalization weighted index that monitors the performance of stocks from around the world.

The Philadelphia Oil Service Sector Index (OSX) is price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

The S&P High Yield Dividend Aristocrats Index is designed to measure the performance of the 50 highest dividend yielding S&P Composite 1500 constituents which have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years.

The S&P/Case-Shiller Index tracks changes in home prices throughout the United States by following price movements in the value of homes in 20 major metropolitan areas.

The S&P/TSX Venture Composite Index is a broad market indicator for the Canadian venture capital market. The index is market capitalization weighted and, at its inception, included 531 companies. A quarterly revision process is used to remove companies that comprise less than 0.05% of the weight of the index, and add companies whose weight, when included, will be greater than 0.05% of the index.

The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

Money Market Funds

Management Team's Perspective

Introduction

The U.S. Treasury Securities Cash Fund (USTXX) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund (UGSXX) seeks to achieve a consistently high yield with safety of principal.

Performance

U.S. Treasury Securities Cash Fund	As of June 30, 2013
7-Day Yield	0.01%
7-Day Effective Yield	0.01%
U.S. Government Securities Savings Fund	As of June 30, 2013
7-Day Yield	0.01%
7-Day Effective Yield	0.01%

An investment in either the U.S. Treasury Securities Cash Fund or the U.S. Government Securities Savings Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in these funds.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses to not exceed 1.00% for the U.S. Treasury Securities Cash Fund and 0.45% for the U.S. Government Securities Savings Fund on an annualized basis. In addition, the yields reported above include the effects of the Adviser's voluntary waiver of fees and/or reimbursement of expenses to maintain a minimum net yield for the funds. The Adviser can modify or terminate these arrangements at any time.

The Six-Month Period In Review - Economic And Political Issues That Affected The Funds

The U.S. economy experienced lackluster growth during the first six months of 2013. The employment situation in the country stabilized but has not shown real signs of improvement. Manufacturing data was generally weak, which is a trend we have seen across the globe.

Economic improvements were seen in the housing market and auto-related areas of the economy. Housing has been robust, with the S&P/Case-Shiller Index climbing 12 percent on a year-over-year basis through May. Housing starts and building permits have steadily increased, as well as overall activity in the sector. This has had a positive effect on consumer confidence, which recently hit multi-year highs. Higher

Money Market Funds

housing prices have created a "wealth effect," improving consumers' attitudes toward their financial situations. In addition to stable gasoline prices, increasing consumer confidence drove very strong auto sales.

The Federal Reserve maintained its position during the first half of the year with regard to its quantitative easing program, purchasing $85 billion in Treasuries and mortgage-backed securities each month in an effort to stimulate the economy. In recent months, though, Chairman Ben Bernanke has indicated an inclination to begin reducing this stimulus as soon as September 2013 in a process that has been widely described as "tapering."

Inflation in the U.S. oscillated between 1 and 2 percent during the first six months of the year and allows the Fed plenty of room to maneuver, as deflation still remains a threat. Global inflation, in general, has remained low, allowing global central bankers to comfortably maintain pro-growth policies. And while we have seen some countries begin to tighten monetary policy in the first half of 2013, the vast majority remains engaged in synchronized global monetary easing.

One of the countries tightening its policy is Japan, which committed to an aggressive reflation policy, and the country has been one of the few bright spots in the global economic context.

However, to address long-term imbalances, fiscal austerity is being implemented across the developed world. This is expected to be a drag on growth in the U.S. and Europe for some time, as spending cuts and higher taxes tend to be a headwind to economic growth.

China appears comfortable with a stable-to-slowing economy, focused on addressing domestic imbalances and, thus, has not been the global growth catalyst it was after the financial crisis. Europe remains mired in a continual mild recessionary environment and it is somewhat difficult to see that changing before year end.

Yields on the three-month Treasury bill fell 1 basis point to 0.03 percent, while yields on the six-month bills fell 2 basis points to 0.09 percent. One-year agency discount note yields rose 3 basis points to 0.15 percent. The market was still influenced by periodic bouts of risk aversion or other disruptions, with investors, at times, seeking to own short-term Treasury securities at almost any cost.

Investment Highlights

The U.S. Treasury Securities Cash Fund performed in line with Lipper's Treasury money market funds for the six months ending June 30, 2013, returning 0.00 percent, the same as the peer group. The U.S. Government Securities Savings Fund also performed in line with the Lipper government-only money market funds, returning 0.00 percent versus 0.01 percent for the peer group.

Money Market Funds

The U.S. Treasury Securities Cash Fund had a weighted average maturity of 2 days over the six-month period, as overnight repurchase agreements were some of the highest yielding options with the least amount of interest rate risk in the Treasury money market universe.

The U.S. Government Securities Savings Fund followed a very short-laddered approach for much of the period and had a weighted average maturity of 7 days over the period. The fund took advantage of higher yields by selectively extending its ladder but also took advantage of relatively higher repo rates. Overall, it remained a very difficult environment for money market fund investors.

Current Outlook

The Fed continues to remain accommodative in an attempt to offset fiscal tightening and spur employment growth. We continue to believe that it is unlikely that the Fed will meaningfully change course during 2013, with monetary policy expected to remain very easy during this time.

Tax Free Funds

Management Team's Perspective

Introduction

The Near-Term Tax Free Fund (NEARX) and the Tax Free Fund (USUTX) seek to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

Performance Graphs

Near-Term Tax Free Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year
Near-Term Tax Free Fund	(0.80)%	0.29%	3.31%	2.81%
Barclays Capital 3-Year Municipal Bond Index	(0.05)%	0.52%	3.28%	2.98%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Adviser has contractually agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45% on an annualized basis through April 30, 2014.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Tax Free Funds

Tax Free Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year
Tax Free Fund	(3.27)%	(0.65)%	4.21%	3.44%
Barclays Capital 10-Year Municipal Bond Index	(2.77)%	0.09%	5.94%	4.71%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Adviser has contractually agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.70% on an annualized basis through April 30, 2014.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Funds

The municipal bond market declined over the past six months, with the Barclays Capital Municipal Bond Index falling 2.69 percent. Most of the action took place in June, during which the index fell 2.83 percent, wiping out the small gains in the market up to that point.

The long end of the yield curve was hit the hardest, as bonds with maturities of 20 years or more fell by more than 4 percent in June. Municipal market performance was generally consistent throughout the yield curve, as returns were better among shorter maturities.

Tax Free Funds

At the beginning of 2013, there was a growing sense of optimism that the European economy could produce positive economic growth by mid-year. This optimism was founded on the European Central Bank's supportive commentary as well as its actions that began a year ago.

In addition, fears of an economic hard landing in China last year caused many investors to believe the Chinese government would step in and provide either fiscal or monetary stimulus during the first half of 2013.

Since that time, the economies in Europe have not improved significantly and political uncertainty and summer riots have already dampened the mood for the second half of the year. China has refrained from any significant stimulus, instead managing a modest slowdown to achieve longer-term goals and economic restructuring. The Federal Reserve continued with its quantitative easing program to help boost the economy, which began in September 2012. In total, $85 billion per month is currently being used to buy Treasuries and mortgage-backed securities, but the Fed has begun to intimate that this program may be reduced within the next few months.

Revenue-backed municipals underperformed general obligation credits by a slim margin, driven by underperformance in industrial development and water & sewer issues. Credit factors played less of a role as performance differences between low-quality and high-quality bonds were not significant. High-yield, or junk bonds, outperformed, falling 2.19 percent over the past six months.

In specialty state trading, Puerto Rico and Illinois outperformed, while California and New York underperformed.

Investment Highlights

For the six months ended June 30, 2013, the Near-Term Tax Free Fund declined 0.80 percent, underperforming its benchmark, the Barclays Capital 3-Year Municipal Bond Index, which lost 0.05 percent. The Tax Free Fund decreased 3.27 percent, underperforming its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which lost 2.77 percent.

The Near-Term Tax Free Fund outperformed the Short-Intermediate Lipper peer group for the past six months. The Tax Free Fund also outperformed its respective Lipper peer group. The outperformance of the Tax Free Fund compared to its peers was primarily driven by maturity preferences relative to the Lipper peer group. As discussed above, the long end of the yield curve experienced significant underperformance and the fund was positioned more conservatively than its peers in this regard. The Near-Term Tax Free Fund remained true to form, investing in traditional, high-quality municipals which tended to weather the market turbulence in June better than most. Bond structure also played a role as both funds tend to own higher coupons and more defensively structured securities than many competitors.

Tax Free Funds

Strengths

•  The Tax Free Fund maintained a relatively short maturity and duration profile. This positively affected performance in relation to its peer group, as longer maturities underperformed.

•  Historically, the conservative credit profile of both funds proved to be an asset during volatile periods, but negatively affected performance when low-quality credits significantly outperformed. The market experienced significant interest rate volatility in June and, while the impact on relative performance wasn't as large as it has been in past cycles, the funds still benefited from this positioning.

•  The Tax Free Fund benefited from relatively significant exposure to Alabama, Illinois and Georgia, which all outperformed.

•  The Near-Term Tax Free Fund benefited from significant exposure to Illinois, Michigan and Florida, which all outperformed.

Weaknesses

•  Neither fund had exposure to high-yield, junk-rated securities, which outperformed.

•  The Tax Free Fund had exposure to long-term zero coupon bonds, which underperformed.

•  Bonds that are subject to the alternative minimum tax (AMT) also outperformed; however, neither fund has exposure to these credits.

Current Outlook

Opportunities

•  The selloff in the municipal market in June was significant and created an opportunity to add to positions, as the current conditions still appear favorable.

Threats

•  Continued outperformance of low-quality bonds is the most significant threat on a relative basis.

•  When the Fed reverses its monetary policy stance and begins to raise interest rates, the macro environment could become more difficult.

Tax Free Funds

Near-Term Tax Free Fund

Municipal Bond Ratings  June 30, 2013

(Based on Total Municipal Bonds)

Tax Free Fund

Municipal Bond Ratings  June 30, 2013

(Based on Total Municipal Bonds)

All American Equity Fund

Management Team's Perspective

Introduction

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

Performance Graph

All American Equity Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year
All American Equity Fund	13.90%	18.81%	1.36%	7.15%
S&P 500 Index	13.83%	20.70%	7.05%	7.37%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

All American Equity Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

In the first half of 2013, the U.S. economy experienced lackluster growth, as real GDP rose at an annualized rate of 1.8 percent in the first quarter and 1.7 percent in the second quarter. The weak growth has been driven largely by Europe, as its economy is mired in a mild recession, as well as a larger-than-expected slowdown in China.

Global manufacturing indicators in the U.S. had held up well but weakened during the first half of 2013. On a positive note, the U.S. housing market has been an area of strength as prices moved higher, spurring activity across many sectors of the economy. The auto sector has also been a bright spot, with sales running at about a 16 million annualized rate in recent months.

The Federal Reserve maintained its quantitative easing (QE) policy during the first half of the year and is currently purchasing $85 billion in treasuries and mortgage- backed securities per month in an effort to stimulate the economy. In May and June, the Fed had begun to express a preference for a gradual reduction in this program that it believes may begin as soon as September of this year.

In addition to the Fed, central banks around the world have continued their massive synchronized easing cycle. The Bank of Japan has been particularly aggressive in this regard, and its QE program is almost as large as the Federal Reserve but in a much smaller economy.

Inflation in the U.S. is not really a concern in the short term and has consistently been below 2 percent. The global trend for inflation also remains low, which allows global central bankers to comfortably maintain pro-growth policies.

In many developed countries, fiscal austerity is being implemented to address long-term imbalances. This will act as a drag on growth in the U.S. and Europe for some time, as spending cuts and higher taxes tend to be a headwind to economic growth.

U.S. stocks in the first six months of 2013 have been very robust, with the S&P 500 Index rising 13.83 percent. Dividend-paying stocks performed even better during the first half of 2013, with the S&P High Yield Dividend Aristocrats Index gaining 15.80 percent.

All American Equity Fund

Investment Highlights

Overview

The All American Equity Fund returned 13.90 percent for the six months ended June 30, 2013, outperforming the 13.83 percent return for the benchmark S&P 500 Index.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  The fund's allocations to consumer staples, health care and industrials sectors positively contributed to relative performance. The fund's stock selection in these three sectors was particularly strong.

•  The fund's exposure to dividend-paying stocks over the past six months outperformed other portfolio components.

•  MasterCard, Inc.,(1) Celgene Corp.(2) and Constellation Brands, Inc.(3) were among the best positive contributors to fund performance.

Weaknesses

•  The fund's allocations to the materials and telecommunication sectors were negative contributors to relative performance.

•  Cash and defensive option strategies did not aid fund performance over the past six months as the market rallied strongly.

•  Apple, Inc.,(4) Cliffs Natural Resources, Inc.(4) and Randgold Resources Ltd.(4) were among the worst individual contributors to performance.

Current Outlook

Opportunities

•  The U.S. economy has been resilient but not spectacular during the past six months. Underwhelming economic data may prove to be a positive surprise for equities in 2013, as it may keep the Fed biased toward maintaining its QE policies.

•  Corporate cash levels continue to remain high, providing corporations the ability to pursue mergers and acquisitions (M&A). An increase in M&A activity holds promise for both portfolio gains and an increase in overall market valuations.

All American Equity Fund

•  The market has been very strong during the first half of the year driven by U.S. economic performance. Any signs of improvement from Europe or China over the next six months could be the next catalyst for the U.S. market.

Threats

•  We believe Europe remains the largest wildcard. If the continent remains committed to austerity and political volatility continues, the continent will likely remain in recession.

•  China's leaders appear comfortable with slower growth. China has been a significant driver of global growth over past decade and if this is an era for new government policy, it puts global growth at risk.

•  Global government policy delays or outright missteps are a threat to global equity markets.

(1)This security comprised 4.37% of the fund's total net assets as of 06/30/13.

(2)This security comprised 1.16% of the fund's total net assets as of 06/30/13.

(3)This security comprised 1.14% of the fund's total net assets as of 06/30/13.

(4)The fund did not hold this security as of 06/30/13.

All American Equity Fund

Top 10 Holdings Based on Net Assets  June 30, 2013

MasterCard, Inc. Commercial Services - Financial	4.37%
Starbucks Corp. Retail - Restaurants	2.49%
Wabtec Corp. Machinery - General Industrial	2.17%
priceline.com, Inc. E-Commerce/Services	2.10%
TJX Companies, Inc. Retail - Major Department Store	2.03%
Bank of America Corp. Diversified Banking Institutions	1.95%
Union Pacific Corp. Transportation - Rail	1.95%
PPG Industries, Inc. Chemicals - Diversified	1.93%
Google, Inc. Web Portals/Internet Service Providers	1.78%
Continental Resources, Inc. Oil Companies - Exploration & Production	1.74%
Total Top 10 Holdings	22.51%

Portfolio Allocation by Industry Sector*

Based on Total Investments  June 30, 2013

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Holmes Growth Fund

Management Team's Perspective

Introduction

The Holmes Growth Fund (ACBGX) invests in companies with good growth prospects and strong positive earnings momentum. The fund's primary objective is to seek long-term capital appreciation.

Performance Graph

Holmes Growth Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year
Holmes Growth Fund	12.97%	13.71%	(1.25)%	6.43%
S&P Composite 1500 Index	13.98%	21.25%	7.32%	7.78%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Holmes Growth Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

The U.S. economy continued to muddle through the first half of 2013. In the first quarter, real GDP grew at an annualized rate of 1.8 percent. For the second quarter, the economy grew 1.7 percent. This weak growth has been driven largely by a European economy mired in a mild recession and a larger-than-expected slowdown in China. Global manufacturing indicators in the U.S. continued to indicate expansion but did weaken during the first half of 2013.

Housing remained very robust and has been an area of strength as prices moved higher, spurring activity with knock on effects across many sectors of the economy. The auto sector has also been a bright spot, as auto sales have been increasing at nearly a 16 million annualized rate in recent months. This is the most robust period since 2007.

Central banks around the world have continued with their massive synchronized easing cycle. The Bank of Japan has been particularly aggressive in this regard and its quantitative easing (QE) program is almost as large as the Federal Reserve, only its economy is much smaller.

The Federal Reserve maintained its QE policy during the first half of the year, purchasing $85 billion in Treasuries and mortgage-backed securities per month in an effort to stimulate the economy. The Fed has recently indicated a preference for a gradual reduction in this program that may begin as soon as September.

Inflation in the U.S. is not really a concern in the short term and has consistently been below 2 percent. The global trend for inflation is similar, which allows global central bankers to comfortably maintain pro-growth policies.

In many developed countries, fiscal austerity is being implemented to address long-term imbalances. This will act as a drag on growth in the U.S. and Europe for some time, as spending cuts and higher taxes tend to be a headwind to economic growth.

The markets in 2013 have been very robust with the S&P 1500 Index increasing 13.98 percent in the past six months.

Investment Highlights

Overview

The Holmes Growth Fund rose 12.97 percent over the past six months, underperforming the benchmark, the S&P Composite 1500 Index, which returned 13.98 percent. Overall, growth-oriented stocks underperformed the market, hurting the fund's

Holmes Growth Fund

performance, as it emphasizes sustainable growth and relative strength. Stocks geared to classic value factors, such as deep value and price reversals, outperformed.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  The fund benefited from its exposure to industrials, energy and consumer discretionary sectors.

•  Industry groups that were standout performers for the fund included hotels, restaurants and leisure, and energy equipment and services.

•  Celgene Corp.,(1) LinkedIn Corp.(2) and Chuy's Holdings, Inc.(3) were among the best positive contributors to performance.

Weaknesses

•  The fund's exposure to technology and financials was a relative drag on the portfolio. Financials rose nearly 20 percent, but the fund was underweight. Technology was among the worst-performing sectors, and the fund was overweight during the period.

•  Cash was a drag on performance as the market rallied strongly.

•  Investments in Apple, Inc.,(4) Peregrine Semiconductor Corp.(4) and Cyberonics, Inc.(4) failed to live up to expectations and were among the worst contributors to the fund's performance.

Current Outlook

Opportunities

•  The U.S. economy has been resilient but underwhelming during the past six months. This may prove to be a positive surprise for equities in 2013, as the Fed may decide to continue its current QE policies.

•  Corporate cash levels are high, providing corporations the ability to pursue mergers and acquisitions (M&A). An increase in M&A activity holds promise for both portfolio gains and an increase in overall market valuations.

•  The market has been very strong during the first half of the year because of U.S. economic performance, and any improvement in Europe or China could set up the next catalyst for the market.

Holmes Growth Fund

Threats

•  We believe Europe remains the largest wildcard. If the continent remains committed to austerity and political volatility continues the continent will likely remain in recession.

•  China's leaders appear comfortable with slower growth. China has been a significant driver of global growth over the past decade and if this is a new era for government policy it puts global growth at risk.

•  Deep value and price reversals have led the market. If this trend persists, it is a threat to relative performance.

(1)This security comprised 1.25% of the fund's total net assets as of 06/30/13.

(2)This security comprised 0.98% of the fund's total net assets as of 06/30/13.

(3)This security comprised 1.68% of the fund's total net assets as of 06/30/13.

(4)The fund did not hold this security as of 06/30/13.

Holmes Growth Fund

Top 10 Holdings Based on Net Assets  June 30, 2013

MasterCard, Inc. Commercial Services - Financial	4.24%
Oasis Petroleum, Inc. Oil Companies - Exploration & Production	3.19%
Wabtec Corp. Machinery - General Industrial	2.92%
Starbucks Corp. Retail - Restaurants	2.69%
Michael Kors Holdings Ltd. Apparel Manufacturers	2.54%
TJX Companies, Inc. Retail - Major Department Store	2.46%
Bank of America Corp. Diversified Banking Institutions	2.46%
Continental Resources, Inc. Oil Companies - Exploration & Production	2.35%
DaVita HealthCare Partners Inc. Dialysis Centers	2.31%
Old Dominion Freight Line, Inc. Transportation - Truck	2.28%
Total Top 10 Holdings	27.44%

Portfolio Allocation by Industry Sector*

Based on Total Investments  June 30, 2013

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

MegaTrends Fund

Management Team's Perspective

Introduction

The MegaTrends Fund (MEGAX and MEGIX) focuses on companies that are well positioned to benefit from substantial and sustainable growth that may occur over a multi-year time frame. The fund considers a broad range of investable opportunities, many of which are created by government policies, technological innovations and/or changes in market fundamentals for a product, service or commodity. The fund has the flexibility to invest globally and within any sector of the economy.

Performance Graph

MegaTrends Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
MegaTrends Fund - Investor Class	11.26%	16.66%	(4.89)%	3.96%	n/a
MegaTrends Fund - Institutional Class (Inception 3/1/10)	13.23%	19.04%	n/a	n/a	5.20%
S&P 500 Index	13.83%	20.70%	7.05%	7.37%	13.99%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.35% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

MegaTrends Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Political and economic considerations are very influential on the investment climate in which the MegaTrends Fund operates.

In the first six months of 2013, the domestic equity market, as measured by the S&P 500 Index, posted a robust gain of 13.8 percent. Companies with growing or high dividend yields did particularly well in the period, given the global reach for yield during this historically low interest rate environment. The financial, consumer discretionary and health care sectors led the U.S. market to a fresh all-time high on May 21 to 1,669 for the S&P 500, as a recovery in housing, job growth and waning support for President Barack Obama's health care plan fueled earnings growth and investor sentiment.

As the six-month period came to a close, Ben Bernanke suggested that the Federal Reserve's bond-buying program would begin to slow down and end as early as mid-2014 if the economy continued to improve. His statements put pressure on the equity market and prompted a dramatic selloff in Treasury bonds, pushing the 10-year yield to 2.49 percent at period-end from 1.63 percent earlier in the period.

Investment Highlights

Overview

In the first six months of 2013, the Investor Class of the fund had a positive 11.26 percent return and the Institutional Class posted a positive 13.23 percent return. The benchmark S&P 500 Index returned 13.83 percent in the period.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  Fund performance improved in the second quarter of the period with a 3.45 percent return, 53 basis points above the benchmark S&P 500 Index return of 2.92 percent.

•  The fund benefited from overweighting the financial sector as banks and insurance companies outperformed the S&P 500 Index by an average of 899 basis points. The fund's position in Discover Financial Services(1) outpaced the S&P 500 financial sector and contributed positively to return.

MegaTrends Fund

•  In the consumer discretionary sector, leadership rotated to housing-related stocks from auto manufacturing and retailing. Overall, the consumer discretionary sector outperformed the S&P 500 Index by 595 basis points. Media and publishing companies Twenty-First Century Fox, Inc.(2) (formerly News Corp.) and Discovery Communications, Inc.(3) outperformed the discretionary sector and were two of the best contributors to return.

•  The fund's overweight position in health care stocks added to performance, as the sector led the market and maintained a 643 basis point lead over the S&P 500. Bristol-Myers Squibb Co.(3) returned over 25 percent for the portfolio.

•  Other top contributors to fund performance in the period were Pacific Power Generation Corp.,(4) Pacific Stone Tech, Inc.,(5) The Allstate Corp.,(3) Toyota Motor Corp.,(6) ICON plc,(7) Wyndham Worldwide Corp.,(3) Prudential plc(3) and McKesson Corp.(8)

Weaknesses

•  The fund's allocation to precious metals and coal mining negatively impacted performance during the six-month period.

•  The fund's basic materials positions underperformed due to growth concerns in China, a stronger U.S. dollar and weakening commodity prices.

•  Negative contributors to fund performance in the period included the Gran Colombia Gold Corp. 5.00% Silver-Linked Notes,(9) Pacific Green Energy Corp.,(10) Andean Pacific Iron Corp.,(11) Pacific Coal Resources Ltd.,(12) Thor Industries Inc.(3) and United States Steel Corp.(3)

Current Outlook

Opportunities

We believe the following investable trends may prove to be multi-year themes:

•  The financial sector is steadily recovering from the 2008 financial crisis and is beginning to see signs of incremental credit demand, partially in response to an improving housing industry.

•  The health care sector is aided by the demographic tailwind of an aging population and its growing demand for quality medical products and services.

•  The discretionary sector appears to have captured two trends involving the nascent recovery in the U.S. housing sub-sector and the growing market share of discount retailing.

MegaTrends Fund

Threats

•  The Fed's decision to begin unwinding quantitative easing later this year could prove to be premature and adversely impact the domestic economy.

•  While policymakers in Europe have made strides to stabilize the current debt crisis, many contagion risks remain, which could lead to a liquidity shock and financial market distress.

(1) This security comprised 1.98% of the fund's total net assets as of 06/30/13.

(2) This security comprised 2.14% of the fund's total net assets as of 06/30/13.

(3) The fund did not hold this security as of 06/30/13.

(4) This security comprised 3.09% of the fund's total net assets as of 06/30/13.

(5) This security comprised 5.31% of the fund's total net assets as of 06/30/13.

(6) This security comprised 2.14% of the fund's total net assets as of 06/30/13.

(7) This security comprised 2.17% of the fund's total net assets as of 06/30/13.

(8) This security comprised 2.13% of the fund's total net assets as of 06/30/13.

(9) This security comprised 0.44% of the fund's total net assets as of 06/30/13. Another 0.04% was held in common stock as of 06/30/13.

(10)This security comprised 0.59% of the fund's total net assets as of 06/30/13.

(11)This security comprised 1.77% of the fund's total net assets as of 06/30/13.

(12)This security comprised 0.14% of the fund's total net assets as of 06/30/13.

MegaTrends Fund

Top 10 Holdings Based on Net Assets  June 30, 2013

Pacific Stone Tech, Inc. Quarrying	5.31%
Pacific Power Generation Corp. Electric - Generation	3.09%
Pacific Infrastructure, Inc. Real Estate Operating/Development	2.89%
Time Warner Cable, Inc. Cable/Satellite TV	2.34%
Cigna Corp. Medical - HMO	2.25%
ICON plc Medical Labs & Testing Services	2.17%
Toyota Motor Corp. Automotive - Cars & Light Trucks	2.14%
Twenty-First Century Fox, Inc. Multimedia	2.14%
McKesson Corp. Medical - Wholesale Drug Distribution	2.13%
Mitsubishi Estate Co., Ltd. Real Estate Management/Services	2.13%
Total Top 10 Holdings	26.59%

Portfolio Allocation by Industry Sector*

Based on Total Investments  June 30, 2013

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Global Resources Fund

Management Team's Perspective

Introduction

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund with the principal objective of seeking long-term growth of capital while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production and processing of petroleum, natural gas, coal, alternative energies, chemicals, mining, iron and steel, and paper and forest products around the globe.

Performance Graph

Global Resources Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
Global Resources Fund - Investor Class	(8.27)%	0.44%	(9.76)%	14.67%	n/a
Global Resources Fund - Institutional Class (Inception 3/1/10)	(8.01)%	0.99%	n/a	n/a	3.45%
S&P 500 Index	13.83%	20.70%	7.05%	7.37%	13.99%
Morgan Stanley Commodity Related Equity Index	(2.60)%	5.19%	(1.61)%	14.02%	2.99%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. The Adviser can modify or terminate this arrangement at any time. The Adviser has contractually agreed to waive all class specific expenses of the Institutional Class through April 30, 2014.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Global Resources Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

In the first half of 2013, the energy and materials sectors underperformed the S&P 500 Index by an average of 700 basis points. Concerns over the deceleration in economic growth in China, which experienced 7.5 percent GDP growth in the second quarter, curbed investors' appetite for commodity-related equities, particularly relative to the broader market. Additionally, weakening emerging market currencies and deteriorating economic fundamentals weighed on investor sentiment towards bellwether commodities. Brent crude oil and copper declined by 8 percent and 16 percent, respectively, in the period. Conversely, the broader domestic market posted a robust 13.8 percent gain, especially for companies with growing or high dividend yields. The financial, consumer discretionary and health care sectors led the U.S. market to a fresh all-time high on May 21 to 1,669 for the S&P 500, as a recovery in housing, job growth and waning support for President Barack Obama's health care plan fueled earnings growth and investor sentiment.

Looking ahead to the second half of the year and 2014, we anticipate global growth will follow the U.S. economy's lead and expand at sufficient rates to improve overall commodity demand. Moreover, we believe the secular long-term trend of urbanization in China and other emerging market countries remains intact and will continue to support per-capita commodity consumption well into the next decade.

Investment Highlights

Overview

For the six-month period ended June 30, 2013, the Investor Class of the Global Resources Fund declined 8.27 percent and the Institutional Class declined 8.01 percent, underperforming the fund's benchmark, the Morgan Stanley Commodity Related Equity Index (CRX), which declined 2.60 percent.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  Food product stocks outperformed natural resource equities and the broader equity market in the past six months. This is partially due to Chinese meat processor Shuanghui International Holdings Ltd.,(1) which agreed to buy Smithfield Foods, Inc.(1) in a $7.1 billion deal. The fund benefited from its position in Smithfield, which was the largest contributor to fund performance for the six-month period.

Global Resources Fund

•  The Philadelphia Oil Service Sector Index outperformed the Morgan Stanley Commodity Related Equity Index by 1,828 basis points in the first half of the year. Hornbeck Offshore Services, Inc.(2) positively impacted portfolio returns.

•  The portfolio benefited from an allocation to master limited partnerships and select junior exploration and development companies.

Weaknesses

•  The precious metals group was the worst-performing sub-sector in the natural resources area in the first half of 2013. The Philadelphia Stock Exchange Gold and Silver Index lost nearly 45 percent in the period. Holdings in Gran Colombia Gold Corp.,(3) Dundee Precious Metals, Inc.(4) warrants and Barrick Gold Corp.(1) negatively affected fund performance.

•  The fund has an overweight position in junior natural resources stocks, which performed poorly as measured by a 32 percent decline in the S&P/TSX Venture Composite Index. Holdings which negatively impacted performance included Pacific Coal Resources Ltd.,(5) which declined by 68 percent.

•  Concern over slowing economic growth in China weighed on the price of copper during the first half of 2013. The benchmark price for the metal started the year at $3.65 per pound and closed at $3.05 per pound in the second quarter, for a 16 percent decline. Accordingly, copper equities were negatively impacted, including the fund's position in Southern Copper Corp.(6) lost 26 percent year-to-date.

Current Outlook

Opportunities

•  According to Macquarie, the latest round of monthly manufacturing purchasing managers' indices (PMIs) tentatively point to the prospect of a modest upturn in demand for metals and bulk commodities in the coming months. PMIs in the U.S. and Japan, which rank first and third, respectively, in the world output, increased sharply. European PMIs, while still weak, remained stable. However, China's PMI dropped, but still signaled an expansion of economic output.

•  According to the International Energy Agency (IEA), the economic recovery and emerging markets led by China will boost growth of oil demand to a record high total in 2014. The IEA estimates that demand may rise by 1.2 million barrels daily next year to a record 92.0 million barrels daily, after record demand was already set this year.

•  China plans to spend $6.4 trillion to bring 400 million people to cities over the next decade as the government tries to turn the country into a wealthy world power with economic growth generated by an affluent consumer class. China believes that urbanization is the biggest force driving the country's domestic demand. The government hopes 60 percent of the population of almost 1.4 billion people will be urban residents by 2020 and has plans in place to build homes, roads, hospitals and schools in preparation.

Global Resources Fund

Threats

•  Capital flight out of emerging market economies, due to rising real interest rates in the U.S. and a strengthening dollar, may cause further distress in the developing world that could impact global growth expectations.

•  Easing Federal Reserve policy supported the U.S. housing recovery and has provided a catalyst for the timber and forest sector. However, given the Fed's recent announcement that it will taper its purchase of U.S. Treasuries, an economic recovery could be at risk if this decision proves to be premature.

•  Growth expectations for China have softened given the government's efforts to curb excess liquidity and an over-heated property market. Any further dip in expectations could have a detrimental impact on commodities and related equities.

(1)The fund did not hold this security as of 06/30/13.

(2)This security comprised 2.87% of the fund's total net assets as of 06/30/13.

(3)This security comprised 3.19% of the fund's total net assets as of 06/30/13.

(4)This security comprised 0.37% of the fund's total net assets as of 06/30/13.

(5)This security comprised 0.35% of the fund's total net assets as of 06/30/13.

(6)This security comprised 1.98% of the fund's total net assets as of 06/30/13.

Top 10 Holdings Based on Net Assets  June 30, 2013

Gran Colombia Gold Corp. Gold Mining	3.19%
Western Gas Partners L.P. Pipelines	2.97%
Hornbeck Offshore Services, Inc. Oil - Field Services	2.87%
Continental Resources, Inc. Oil Companies - Exploration & Production	2.86%
Enterprise Products Partners L.P. Pipelines	2.83%
Kinder Morgan, Inc. Pipelines	2.69%
Anadarko Petroleum Corp. Oil Companies - Exploration & Production	2.63%
Mosaic Co. Agricultural Chemicals	2.20%
Superior Energy Services, Inc. Oil Field Services	2.09%
Vulcan Materials Co. Building Products - Cement/Aggregates	2.04%
Total Top 10 Holdings	26.37%

Global Resources Fund

Portfolio Allocation by Industry Sector*

Based on Total Investments  June 30, 2013

Energy:
Oil & Gas Exploration & Production	20.6%
Oil & Gas Equipment & Services	5.2%
Pipelines	8.8%
Oil & Gas - Integrated (includes Refining and Marketing)	3.9%
Other Energy	0.4%
Total Energy		38.9%
Basic Materials:
Precious Metals (includes Gold/Silver Mining and Platinum)	18.1%
General Basic Materials	17.9%
Metals & Mining (includes Copper and Coal)	16.8%
Total Basic Materials		52.8%
Other Sectors		8.3%
		100.0%

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds

Management Team's Perspective

Introduction

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and mining companies. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies and pursues current income as a secondary objective. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector.

Performance Graphs

World Precious Minerals Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
World Precious Minerals Fund - Investor Class	(48.72)%	(44.29)%	(16.23)%	6.56%	n/a
World Precious Minerals Fund - Institutional Class (Inception 3/1/10)	(48.59)%	(44.04)%	n/a	n/a	(20.99)%
S&P 500 Index	13.83%	20.70%	7.05%	7.37%	13.99%
NYSE Arca Gold Miners Index*	(47.50)%	(45.33)%	(12.73)%	2.85%	(16.48)%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Precious Metals and Minerals Funds

Gold and Precious Metals Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year
Gold and Precious Metals Fund	(43.72)%	(38.58)%	(11.68)%	7.78%
S&P 500 Index	13.83%	20.70%	7.05%	7.37%
FTSE Gold Mines Index*	(48.74)%	(48.05)%	(14.47)%	1.10%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Six-Month Period In Review - Economic And Political Issues That Affected The Funds

The price of gold posted its worst semi-annual decline since 1981 in what marked a very turbulent first half of the year for precious metals. Through June 30, gold bullion lost 26.31 percent. In contrast to the negative price action in gold, total assets of the Federal Reserve's balance sheet are approaching $3.2 trillion at the end of June, a previously inconceivable size, and are projected to reach $4 trillion by the end of 2013. The historical correlation between the expansion of the U.S. balance sheet and the price of gold over the past decade suggests we should see much higher prices for gold.

Precious Metals and Minerals Funds

Despite reports to the contrary, sales of gold, silver and jewelry pieces rose 38.1 percent in China during the first months of the year, while central bank purchasing from Russia to South Korea added hundreds of metric tons of gold to these countries' reserves. However, the initial incorrect reports of weak Chinese demand set gold prices on a slippery footing. This weakness was further exacerbated on February 15 when SEC filings showed that Soros Fund Management and Moore Capital had liquidated a significant amount of their U.S.-held ETF gold investments in the fourth quarter of 2012. The ensuing selloff sent gold prices crashing down below $1,600 per ounce.

We believe the market overreacted. Being an astute investor in the currency markets, Soros may have swapped his U.S. dollar-based gold holding into yen-denominated gold, which was up almost 19 percent over the six months prior to the February filings.

In April, information concerning gold ETF liquidations for the first quarter garnered headlines, with investors redeeming a record $9.16 billion from gold ETFs. In concert, the major brokerage houses in the U.S. repeatedly pronounced that the gold cycle had run its course and that it was now time to invest aggressively in the broader markets as the U.S. economy was de-risked. The selloff intensified during the second quarter of 2013 as investors saw one of the biggest quarterly price declines in gold bullion and gold equity prices of this 10-plus year cycle. Gold inventories held by ETF holdings of bullion fell another 16.5 percent in the second quarter.

However, the recurring theme of record demand for physical gold only intensified following the significant price declines in the second quarter. On April 26, the Chinese Gold & Silver Society in Hong Kong reported it had sold out of all of its spot gold and placed orders to Switzerland four times larger than normal to keep up with demand. Local merchants in Hong Kong and Macau saw a 150 percent increase in sales in late April. Chinese gold imports from Hong Kong more than tripled since 2012, from 62.9 metric tons to 223.5 metric tons. Premiums for gold physical delivery in Shanghai jumped to a staggering $34.82 per ounce. The likely conclusion is that Asia has been buying the dip in large amounts.

In addition, the U.S. Mint suspended sales of its smallest American Eagle gold coin after it sold off its entire inventory. Similarly, central banks' net purchases exceeded 100 tons for the seventh-consecutive quarter.

Despite the frenzied physical buying around the world, the implications of a lower gold price on miners are severe. Société Générale reports that 16 percent of world gold production is already taking a loss with gold trading at $1,380, and a staggering 44 percent of world production is estimated to be loss-making at a projected gold price of $1,150. Later, Fitch noted that a potential dip below $1,000 per ounce in gold price could result in dividend cuts by gold producers.

Gold stocks rebounded in the last two trading days of the quarter, but the bounce was not enough to reverse the prior losses where buyers stepped aside ahead of

Precious Metals and Minerals Funds

quarter-end producer gold liquidation. The decoupling between physical demand and investor demand is unsustainable going forward, and as we approach the strong seasonal demand for gold during the second half of the year, we expect physical demand to reach higher levels.

Investment Highlights

For the six months ended June 30, 2013, the World Precious Minerals Fund Investor Class declined 48.72 percent and the Institutional Class lost 48.59 percent. The fund's benchmark, the NYSE Arca Gold Miners Index, decreased 46.99 percent on a total return basis. The strategy of the World Precious Minerals Fund favors junior (exploration and development) stocks and mid-tiered producing stocks. These lower-capitalization stocks have historically outperformed senior gold mining companies over longer time periods, as senior gold miners have typically acquired proven assets of junior gold companies rather than explored for new mining projects with capital-constrained budgets. However, the World Precious Mineral Fund's junior stock holdings negatively affected the fund's performance relative to its benchmark of North American senior gold stocks during the period. This was due to small capitalization stocks having less access to capital in turbulent markets when investor confidence is lower. Even though the fund slightly underperformed its benchmark over the last six months, the gap in performance has narrowed relative to prior reporting periods and may be indicative of a turning point in the fortune of the junior miners.

The Gold and Precious Metals Fund fell 43.72 percent over the last six months, outperforming its benchmark, the FTSE Gold Mines Index, which decreased 48.06 percent on a total return basis. While focusing on established, producing gold companies, the Gold and Precious Metals Fund holds a higher weighting of mid-tier stocks compared to its benchmark. The fund strongly outperformed its benchmark in the first half of the

Precious Metals and Minerals Funds

year as the senior gold mining companies reduced their production guidance and faced significant write downs in the carrying value of certain assets from prior acquisitions due to the steep decline in gold prices.

For both gold funds, we maintained a defensive investment position throughout much of the past six months by keeping higher-than-average cash balances on hand to protect the liquidity of the funds. However, to maintain varying degrees of investment exposure to the gold market, we also employed a number of rolling call option positions.

Spot gold finished the period at $1,234.57 per ounce, down $440.78, or 26.31 percent, for the first half of the year. The S&P 500 Index posted a positive return of 13.83 percent, the U.S. Trade Weighted Dollar Index rose 4.22 percent and the yield on a 90-day Treasury bill finished the period at 0.03 percent.

Strengths

•  Lucara Diamond Corp.(1) was the largest contributor to performance for the World Precious Minerals Fund. Lucara delivered excellent operating results in 2012 as well as for the first quarter of 2013, beating its production target and delivering at a lower cost. Atlas Energy L.P.(2) was the best performer in the Gold and Precious Minerals Fund. Atlas was an outperformer in the oil and gas space and provided adequate energy cost hedging to offset the rising energy prices faced by gold miners held by the fund.

•  SM Energy Co.(3) was the second-best performer in the Gold and Precious Minerals Fund. SM beat on production and earnings for the first quarter while retaining great upside potential.

•  Novo Resources Corp.(4) was another large contributor to performance for the World Precious Minerals Fund. Novo released its first NI 43-101 compliant resource estimate for its Western Australian property with an inferred resource of 421,000 ounces of gold. Anadarko Petroleum Corp.(5) was the third-best performer in the Gold and Precious Minerals Fund. Anadarko outperformed over the first half of 2013 after beating analysts' earnings expectations and again helped offset some of the energy price hikes the gold miners may experience.

Weaknesses

•  Dundee Precious Metals, Inc.(6) was the worst performer for the Gold and Precious Minerals Fund and the second-worst performer for the World Precious Minerals Fund. Despite posting slightly better-than-expected results, the company delivered underwhelming guidance for 2013 as it faced delays in the refurbishment of the Tsumeb smelter in Namibia and uncertainty with respect to an environmental ruling on its Krumovgrad mine in Bulgaria.

•  Gran Colombia Gold Corp.(7) was the second-worst performer for the Gold and Precious Minerals Fund and the worst performer for the World Precious Minerals

Precious Metals and Minerals Funds

Fund. Unreliable power coming from the grid forced the company to halt production at its flagship property, leading to a disappointing fourth quarter 2012 production report released early in 2013. Despite the successful implementation of cost-cutting plans, positive drilling results and visibly improved execution, the company is struggling to regain investors' faith in a depressed gold sector.

•  Agnico-Eagle Mines Ltd.(8) was another significant detractor to the performance of the World Precious Minerals Fund due to its position size. Agnico was a strong performer in 2012; however, the company became a source of funds in 2013 as investors aiming to rebalance their portfolios took profits and the sell-off depressed the stock price. The Gold and Precious Minerals Fund was negatively affected by Centerra Gold, Inc.(9) In the midst of a successful recovery from a natural disaster that affected its flagship Kumtor mine in 2012, the company found itself forced to renegotiate its operating agreement with the Kyrgyz government who demanded a greater interest in the world-class asset property.

Current Outlook

Opportunities

•  During a speech on the current state of the economy and commodity prices, Sprott Global Resource Investments concurs with our thoughts that the debasement of the U.S. dollar is the most likely outcome of the current situation. With the U.S. federal debt exceeding $16 trillion, the off-balance sheet liabilities exceeding $60 trillion, and the annual deficit exceeding $1.5 trillion, the country is attempting to service $76 trillion in debt with $2.5 trillion in revenue, while spending $3.6 trillion annually. A U.S. dollar debasement will increase commodity prices around the world, even though the timing is not predictable.

•  In May, it was reported that Soros Fund Management LLC, the hedge fund founded by George Soros, significantly increased its gold-related holdings. The most notable addition was the purchase of over $25 million worth of call options on the Market Vectors Junior Gold Miners ETF (GDXJ).(10) In addition, the fund reportedly owns more than $239.2 million in gold-related financial assets. The release contrasts the fund's February release in which gold-related exposure had declined significantly. This recent move by one of the world's most closely followed hedge funds should help draw appetite for gold stocks and bode well for a surge in gold equities.

•  In an analysis of large cap gold equities and their current price-to-book value, TD Securities finds that large caps are currently trading just below one times book value, a level that has marked previous gold equity bottoms during the global financial crisis and the late 1990s gold bear market. Similarly, brokerage firm Paradigm Capital comments that despite the meltdown in gold prices, there are healthy signs for the sector. The current downturn, which started in September 2011, is pushing 1.8 years. Since 1976, there have been four major cycles in the gold sector. The average duration of the four previous downturns has been

Precious Metals and Minerals Funds

3.6 years. However, noting that the two previous downturns were just two years in length, Paradigm believes this is likely to turn into a short downturn, in which the gold price will be bottoming out this summer.

Threats

•  ABN AMRO, the largest Dutch bank, announced it would be unable to deliver physical gold on customers' gold claims and would instead offer a paper gold claim to its customers. The bank made the paper gold claim appear as valuable as the physical gold claim without telling investors the new "product" is subject to the bank's credit risk as well as to market speculation. This move coincided with the boost in premiums to acquire physical bullion for investor demand.

•  In India, the world's largest bullion market, taxes on gold imports were hiked a third time to dampen record imports of gold into the country.

•  Money supply remains muted because of the low velocity of money, which is at its lowest level in over 50 years, reports research firm BMO. Velocity is at such low levels that banks use the funds injected by the Fed to increase their monetary reserves rather than increasing the credit creation process by repeated rounds of loans and deposits. Once banks are keen on lending again, there will likely be an explosive increase in the velocity of money, resulting in uncontrollable inflation.

(1) This security comprised 0.66% of the total net assets of the World Precious Minerals Fund and 0.00% of the Gold and Precious Metals Fund as of 06/30/13.

(2) This security comprised 0.00% of the total net assets of the World Precious Minerals Fund and 3.07% of the Gold and Precious Metals Fund as of 06/30/13.

(3) This security comprised 0.00% of the total net assets of the World Precious Minerals Fund and 1.71% of the Gold and Precious Metals Fund as of 06/30/13.

(4) This security comprised 0.52% of the total net assets of the World Precious Minerals Fund and 0.00% of the Gold and Precious Metals Fund as of 06/30/13.

(5) This security comprised 0.00% of the total net assets of the World Precious Minerals Fund and 0.49% of the Gold and Precious Metals Fund as of 06/30/13.

(6) This security comprised 2.73% of the total net assets of the World Precious Minerals Fund and 4.19% of the Gold and Precious Metals Fund as of 06/30/13.

(7) This security comprised 7.64% of the total net assets of the World Precious Minerals Fund and 6.33% of the Gold and Precious Metals Fund as of 06/30/13.

(8) This security comprised 2.50% of the total net assets of the World Precious Minerals Fund and 2.12% of the Gold and Precious Metals Fund as of 06/30/13.

(9) This security comprised 0.83% of the total net assets of the World Precious Minerals Fund and 1.51% of the Gold and Precious Metals Fund as of 06/30/13.

(10)This security comprised 0.38% of the total net assets of the World Precious Minerals Fund and 0.34% of the Gold and Precious Metals Fund as of 06/30/13.

Precious Metals and Minerals Funds

World Precious Minerals Fund

Top 10 Holdings Based on Net Assets  June 30, 2013

Gran Colombia Gold Corp. Gold Mining	7.64%
Virginia Mines, Inc. Gold Mining	4.71%
B2Gold Corp. Gold Mining	4.24%
Klondex Mines Ltd. Gold Mining	3.47%
NGEx Resources, Inc. Gold Mining	3.17%
MAG Silver Corp. Silver Mining	3.04%
Dundee Precious Metals, Inc. Gold Mining	2.73%
SPDR Gold Trust Exchange-Traded Fund	2.58%
Agnico-Eagle Mines Ltd. Gold Mining	2.50%
Mirasol Resources Ltd. Gold Mining	1.75%
Total Top 10 Holdings	35.83%

Portfolio Allocation by Industry*

Based on Total Investments  June 30, 2013

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds

Gold and Precious Metals Fund

Top 10 Holdings Based on Net Assets  June 30, 2013

Gran Colombia Gold Corp. Gold Mining	6.33%
SPDR Gold Trust Exchange-Traded Fund	4.46%
Dundee Precious Metals, Inc. Gold Mining	4.19%
B2Gold Corp. Gold Mining	3.65%
Atlas Energy L.P. Pipelines	3.07%
Yamana Gold, Inc. Gold Mining	2.42%
Sandstorm Gold Ltd. Gold Mining	2.38%
Franco-Nevada Corp. Gold/Mineral Royalty Companies	2.32%
Newmont Mining Corp. Gold Mining	2.25%
Barrick Gold Corp. Gold Mining	2.19%
Total Top 10 Holdings	33.26%

Portfolio Allocation by Industry*

Based on Total Investments  June 30, 2013

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Emerging Europe Fund

Management Team's Perspective

Introduction

The investment objective of the Emerging Europe Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Europe.(1)

Performance Graph

Emerging Europe Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year
Emerging Europe Fund	(10.51)%	1.65%	(11.32)%	9.84%
S&P 500 Index	13.83%	20.70%	7.05%	7.37%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	(10.87)%	5.09%	(6.73)%	12.54%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Emerging Europe Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

Russian inflation continued to accelerate at the fastest pace since 2011. The official consumer price index measure rose 6.9 percent in June from a year ago, 90 basis points above the 6 percent cap of the central bank's target range. The increase is mainly attributed to higher food prices. Persistently high inflation continues to limit the ability of the central bank to ease monetary conditions. This forces private banks to absorb the effect by accepting lower net interest margins, as they are pressured by President Vladimir Putin to lead the necessary credit expansion.

In Prague and other areas of the Czech Republic, days of torrential rain led to the worst flooding in at least a decade, coming close to flooding the city's historic districts and crops grown on the banks of the Vltava River. The repairs may total as much as $1.78 billion, which could cause a further 0.7 percent decrease in GDP growth for 2013, in an economy where GDP has dropped for six quarters in a row and remains in the longest recession in the country's history. Ironically, the floods may prove beneficial in the long run, as the country may be eligible to receive significant funding from the European Union (EU) Solidarity Fund for flood relief.

Poland is seeking to overhaul its pension system to curb the country's public debt, as it battles its worst slowdown in 12 years and tax revenues fall short. The plan is likely to eliminate the present structure which relies on a second "pillar" of privately-managed pension funds. Poland's finance minister argued that the current system is a gigantic burden on public finances. He recommended transferring the 16.2 million Poles enrolled in second-pillar funds back to the state-run pension system in a belief that the pension reform could have positive growth effects by relieving pressure on the fiscal budget. However, the reform increases longer-term fiscal risks and puts less pressure on the administration to press ahead with much needed structural reforms.

Moody's Investors Service upgraded Turkey's credit rating from Ba1 to Baa3 with a stable outlook, bringing about the long-awaited second investment grade rating, following Fitch's upgrade in November 2012. The agency highlighted the recent and expected improvements in finance metrics as well as noticeable progress on structural and institutional reforms.

Lastly, the recent protests in Turkey were, at the core, non-violent and more of a developed world phenomenon. They differ from demonstrations in Russia against election fraud and rampant corruption and from social unrest in Brazil caused by government neglect of the most basic social services. Protesters in Istanbul and other cities oppose what they perceive as government encroachment on their private lives, such as the ban on retail alcohol sales after 10 p.m. and a prescription requirement for the morning-after pill, which was freely dispensed by pharmacies before. The same social issues, such as the role of religion in public life, are part of the fabric of the debate in the United States and Europe, and young Turks are standing up for the secular lifestyle they have taken for granted before.

Emerging Europe Fund

Investment Highlights

Overview

For the six months ended June 30, 2013, the fund declined 10.51 percent, while the benchmark MSCI Emerging Markets Europe 10/40 Index (Net Total Return) lost 10.87 percent.

Georgia, Hungary and Kazakhstan outperformed the index, while the Czech Republic and Poland underperformed. Russian equities, which comprise more than half of the index, performed in line with the index. On a sector basis, consumer discretionary and staples, industrials and information technology were the best-performing sectors, while utilities, energy and materials underperformed.

Strengths

•  Stock selection in Russia had the most positive effect on the performance of the fund relative to the benchmark.

•  The fund's holdings in the frontier markets, such as Georgia and Kazakhstan, had positive total returns.

•  The fund's underweight position in Poland, a country which underperformed the benchmark index, helped to mitigate drawdown.

Weaknesses

•  The fund's Canadian-listed securities (with operations in emerging Europe) underperformed the benchmark index and on the aggregate, were the largest negative contributor to the performance of the fund.

•  Shares in Koza Altin Isletmeleri A.S.,(2) a gold mining company in Turkey, and warrants in Dundee Precious Metals, Inc.,(3) which operates a mine in Bulgaria, were two of the worst performers in the fund during a period of weakness in gold prices.

•  The fund's holdings in Hungary underperformed their peers in the benchmark.

Current Outlook

Opportunities

•  Faced with an economic slowdown in the EU, the European Central Bank (ECB) finally committed to "low interest rates for an extended period of time," which should be positive for emerging markets in the periphery.

•  Poland's purchasing manager's index (PMI) rose to 49.3 in June, up from 48.0 in May. This is the second-highest result in the current cycle of 15 readings below the 50 mark. The bigger picture is that growth in manufacturing is still bordering on

Emerging Europe Fund

contraction, but June's PMI reading suggests it might swing into growth in the third quarter. In addition, Poland's central bank cut borrowing costs to a record low, cutting by 1.75 percentage points since November. The central bank indicated that the cycle of interest rate reductions was over, and the EU's largest eastern economy is poised to recover.

•  Russian President Vladimir Putin's encouragement to increase the nation's links to China materialized in June as Russian companies signed deals to supply China with crude oil and natural gas. Similarly, Beijing agreed to buy a 20 percent stake in a large liquefied natural gas (LNG) project owned by NovaTek OAO,(4) Russia's second-biggest natural gas producer. Embedded in this agreement is an LNG export license for Novatek, breaking up the export monopoly held by Gazprom OAO(5) for more than a decade.

Threats

•  Poland's potential overhaul of its pension system to curb public debt may eliminate the present structure, which relies on a second "pillar" of privately managed pension funds. We believe the reform increases longer-term fiscal risks and puts less pressure on the administration to press ahead with much needed structural reforms.

•  Russia plans to downsize the privatization program of its state-controlled enterprises in the next three years, bringing revenue from asset sales to 630 billion rubles (or $19 billion) instead of the originally planned 925.9 billion rubles. The delays are caused by "the energetic lobbying of individual agencies and individual officials," according to Prime Minister Dmitry Medvedev. The government continues to rely on state-controlled companies' hefty dividends to help finance its fiscal budget at the cost of depriving the companies from investing earnings to increase their productive capacity.

•  Hungarian interest rates have reached an all-time low of 4.25 percent. The central bank still has plenty of room to cut interest rates, as inflation has stabilized below 2 percent per annum.

(1)The following countries are considered to be in the emerging Europe region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

(2)This security comprised 1.26% of the fund's total net assets as of 06/30/13.

(3)This security comprised 0.93% of the fund's total net assets as of 06/30/13. Another 0.05% was held in common stock as of 06/30/13.

(4)This security comprised 3.52% of the fund's total net assets as of 06/30/13.

(5)This security comprised 3.06% of the fund's total net assets as of 06/30/13.

Emerging Europe Fund

Top 10 Holdings Based on Net Assets  June 30, 2013

Mobile TeleSystems OJSC Cellular Telecommunication	5.74%
Magnit OJSC Food - Retail	5.29%
Erste Group Bank AG Commercial Banks - Non US	4.91%
Tofas Turk Otomobil Fabrikasi A.S. Automotive - Cars & Light Trucks	4.35%
Lukoil OAO Oil Companies - Integrated	4.32%
Sberbank of Russia Commercial Banks - Non US	4.11%
NovaTek OAO Oil Companies - Exploration & Production	3.52%
Yandex N.V. Web Portals/Internet Service Providers	3.50%
Turkcell Iletisim Hizmetleri A.S. Cellular Telecommunication	3.28%
Gazprom OAO Oil Companies - Exploration & Production	3.06%
Total Top 10 Holdings	42.08%

Country Distribution*

Based on Total Investments  June 30, 2013

*  Country distribution shown is based on domicile. The locale of company operations may be different.

Global Emerging Markets Fund

Management Team's Perspective

Introduction

The investment objective of the Global Emerging Markets Fund (GEMFX) is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in or with a significant business presence in emerging market countries.(1)

Performance Graph

Global Emerging Markets Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Inception
Global Emerging Markets Fund (Inception 2/24/05)	(4.23)%	2.19%	(12.30)%	(0.45)%
S&P 500 Index	13.83%	20.70%	7.05%	5.99%
MSCI Emerging Markets Net Total Return Index	(9.57)%	2.87%	(0.43)%	8.62%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 3.15%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Global Emerging Markets Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

The first weeks of 2013 began optimistically, with the resolution of the debt ceiling in the U.S., the successful implementation of a massive monetary easing program in Japan, and hopes from new leadership in China. In addition, the International Monetary Fund published growth forecasts that implied increasing growth across most of the emerging market world.

However, as the months wore on, monetary tightening fears in China, specifically related to the real estate and lending sectors, contributed to the softening of hard commodities during the period. Consequently, large commodity export markets underperformed. Furthermore, strength in U.S. macroeconomic data led to increased speculation the Federal Reserve would implement a program to reduce its Treasury purchases, which sent a wave of uncertainty across financial markets. The result was a risk-off scenario where money flowed to the safety of the U.S. dollar and away from emerging market stocks, bonds, and currencies.

In Asia, the Southeast nations outperformed as they delivered higher economic growth, lowered benchmark rates, and pushed through structural reforms. China and South Korea were laggards; China was not favored by investors as the new administration committed to austerity and deleveraging, which was implemented through tightening in the real estate sector and increased oversight of wealth management products. South Korea saw its exports and overall economic activity at risk from the sustained devaluation of the Japanese yen, which increased the appeal of Japanese exports over their South Korean competitors.

In Latin America, Mexico was the only major economy to outperform the MSCI Emerging Markets Index. The election of President Peña Nieto late in 2012, the promise of major structural reforms, known as the "Pact for Mexico," and the renewed optimism over Mexican exports to a recovering U.S. economy incentivized investments in the country. Doubts over the viability of the "Pact for Mexico" in the short-term and weakness in homebuilders pared performance toward the latter part of the second quarter. Brazil and Peru were laggards; the Brazilian economy continued to struggle with weak growth and high inflation, at a time when material exports have seen weak pricing, and oil exports to the U.S. have decreased significantly. Peru's domestic economy has remained strong with record-low inflation and the largest economic growth of major Latin American economies. However, the country's local market is dominated by materials-driven export companies, which have struggled with the weak pricing across most of the commodities complex.

In emerging Europe, Hungary and Turkey outperformed. In the case of Hungary, aggressive monetary easing policies together with more forbearance on the austerity programs required by the European Union made the country the emerging European

Global Emerging Markets Fund

outperformer for the period. Turkey, despite the recent protests, continued to display very compelling growth fundamentals which helped it outperform the benchmark for the period. Russia, the Czech Republic and Poland were laggards. Russia remains in a growth soft patch, exacerbated by the weakness in commodities' complex, and unable to cut rates as it fears a spiraling in inflation. Despite maintaining its rates at or very near zero, the Czech economy continues to show structural impediments for growth in the short term. Poland was the last country of the Eastern European nations to cut its rates and appears to be behind its peers in the cycle. Recent macroeconomic indicators appear to show the easing cycle is giving positive results, however, just as with its Czech neighbor; a series of structural impediments must be addressed for economic activity to rebound.

Investment Highlights

Overview

The fund lost 4.23 percent for the six-month period ended June 30, 2013. This compares to a 9.57 percent decline for the MSCI Emerging Markets Net Total Return Index, the fund's benchmark.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

During the six-month period, the fund's portfolio composition emphasized investments in small market capitalization companies, those with market capitalizations between $200 million and $2 billion. In addition, the fund focused on investing in companies with high dividend yields. The fund's three largest country allocations over the six-month period were Taiwan, Malaysia and Indonesia. The three largest sector allocations were financials, information technology and industrials.

Strengths

•  The fund's overweighting in Indonesia, Malaysia, Kazakhstan and Taiwan, underweighting in China, Russia and Brazil and its stock selection in South Korea and China positively contributed to performance.

•  The fund's overweighting in industrials and information technology, underweighting in materials and energy and its stock selection in financials, materials and information technology positively contributed to performance.

•  The largest positive contributions to the fund in the six-month period came from Giant Interactive Group, Inc.(2) in China and Moorim P&P Co., Ltd.(3) in South Korea.

Global Emerging Markets Fund

Weaknesses

•  The fund's overweighting in Turkey, Poland and Egypt, underweighting in Mexico and its stock selection in Brazil, India and Indonesia negatively contributed to performance.

•  The fund's underweighting in health care, staples and telecommunications and its stock selection in energy and industrials negatively contributed to performance.

•  Two of the worst performers to the fund in the six-month period were Indonesian companies PT Hexindo Adiperkasa Tbk(4) and PT Indika Energy Tbk.(5)

Current Outlook

Opportunities

•  The MSCI Emerging Markets Index closed its worst first half since 2008. The index trailed the MSCI World Index of developed-nation stocks by 21 percentage points in 2013 through June 21, the biggest gap in 15 years. The emerging-markets index now is valued at the biggest discount since 2005, according to weekly data compiled by Bloomberg. Emerging markets have fallen into the buy region and to oversold levels not seen since August 2011. Historically, following the 'buy' signal, emerging markets have increased up to 10 percent in the following six weeks.

•  External debt-to-GDP for ASEAN countries (Thailand, Indonesia, Philippines and Malaysia) has consistently decreased since the 1997 Asian financial crisis. The downward trend was made possible after healthy GDP growth along with a reduction of corporate and government debts in the last decade. The recent money outflow from emerging market equity markets has caused the credit default swap premium to rise, which should not be an indication of deteriorating sovereign solvency or a negative credit event.

•  The Pacific Alliance bloc – formed by Chile, Colombia, Mexico and Peru – held its seventh summit in Colombia in May. The Alliance, whose goals are to drop barriers on labor, finance and trade and consolidate itself as a nexus for commerce with Asia, agreed to begin dropping tariffs on 90 percent of all goods traded among members. More than a dozen countries attended the event as observers following the international attention drawn by the Alliance's ambitious goals. Canadian Prime Minister Stephen Harper and his Spanish counterpart, Mariano Rajoy, attended the event, raising hopes that the Alliance could expand beyond Latin America.

Threats

•  Emerging market currencies were the main casualty of the Fed tapering speculation as money left emerging markets in favor of the U.S dollar. Amongst the hardest hit were the currencies of countries with large current account deficits, such as Turkey and India. The Brazilian real continued to devalue despite expectations for benchmark rate hikes at the next central bank meetings. The

Global Emerging Markets Fund

weakness in these currencies is likely to put pressure on emerging market nations that depend on international credit to finance their current account deficits. However, it is likely that after a volatile period, the lower currencies will increase the competitiveness of these nation's exports.

•  UBS's global emerging markets strategy team studied numerous corporate governance rankings and concluded emerging market companies continue to have a lower corporate governance score than U.S. companies. Moreover, there is little evidence of emerging markets converging to the corporate governance ratings obtained by developed markets. In fact, over the last two years, corporate governance in emerging markets appear to have declined more pronouncedly, moving further away from an already declining score in developed markets. Strong economic growth in emerging markets appears to have masked this phenomenon, but if growth were to recede, governance risks would pose a serious threat to the markets.

•  Credit growth may continue to slow due to Premier Li Keqiang's campaign to curb a record expansion of lending. The process may reduce loans to property developers and local governments. In turn, it may cause lending rates to increase, and increase corporate financing cost and reduce profitability. For the equity market, a cutback on money supply may lower stock valuations.

(1)Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

(2)This security comprised 3.01% of the fund's total net assets as of 06/30/13.

(3)This security comprised 3.37% of the fund's total net assets as of 06/30/13.

(4)This security comprised 1.79% of the fund's total net assets as of 06/30/13.

(5)This security comprised 1.20% of the fund's total net assets as of 06/30/13.

Global Emerging Markets Fund

Top 10 Holdings Based on Net Assets  June 30, 2013

Moorim P&P Co., Ltd. Paper & Related Products	3.37%
MBK PCL Real Estate Management/Services	3.26%
Syarikat Takaful Malaysia Bhd Multi-line Insurance	3.10%
Chin-Poon Industrial Co. Circuit Boards	3.08%
Malaysia Building Society Bhd Finance - Mortgage Loan/Banker	3.02%
Giant Interactive Group, Inc. Internet Content - Entertainment	3.01%
KCell JSC Cellular Telecom	2.96%
MNRB Holdings Bhd Reinsurance	2.85%
Chong Hong Construction Co. Real Estate Operating/Development	2.81%
Woori Financial Co., Ltd. Finance - Leasing Company	2.72%
Total Top 10 Holdings	30.18%

Country Distribution*

Based on Total Investments  June 30, 2013

*  Country distribution shown is based on domicile. The locale of company operations may be different.

China Region Fund

Management Team's Perspective

Introduction

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.(1)

Performance Graph

China Region Fund

Average Annual Performance  For the Periods Ended June 30, 2013

	Six Month	One Year	Five Year	Ten Year
China Region Fund	(3.29)%	8.01%	(4.09)%	9.14%
Hang Seng Composite Index	(6.10)%	11.98%	1.66%	12.73%
MSCI All Country Far East Free ex Japan Index*	(6.84)%	6.40%	1.12%	9.88%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

China Region Fund

The Six-Month Period In Review - Economic And Political Issues That Affected The Fund

China continued its policies to make a structural transition toward a consumption-driven economy. GDP growth in the first and second quarters was 7.7 percent and 7.5 percent, respectively. The government target is 7.5 percent for 2013.

The new leadership is determined to improve China's politics, economy and environment. On the political front, China started an anti-corruption campaign across all levels of government officials. This year, we are seeing some provincial level officials being arrested or under investigation for economic briberies.

On the economic front, China focused on a system-wide reform which includes urbanization of migrants, interest rate liberalization, and removal of a state-owned enterprise (SOE) monopoly in banking, energy and other sectors, as well as decentralization. Through these reforms, China hopes the country can move up the industrial value chain, improve efficiency and competition, and make domestic consumption the major driver of the economy. As such, the government has clearly demonstrated it is more tolerant of slower growth, which it called "preferring quality to quantity." The market has come to accept that China will not stimulate its economy as long as enough jobs are created.

China's State Council recently issued a neutral-to-tightening monetary policy directive after the so-called interbank liquidity crunch, the event in which the confluence of the inaction of the People's Bank of China and demand for cash at the end of the month caused the overnight interbank lending rate to rise to a high of 13.4 percent. The policy statement said China is not tightening, but not easing either; however, it asked banks to reduce their exposure to local governments and to deleverage. The monetary policy priority is clearly a system-wide risk management. Premier Li Keqiang called for an efficient use of money in circulation and increased money velocity. Simply stated, it means China will issue less money but ask the SOEs and local governments to pay back the loans they have borrowed in the last decades and lend that money to profitable small and medium enterprises and private companies. The government also promised credit support for uncompleted infrastructure projects as well as projects in western China. The policy will selectively support key sectors, such as advanced manufacturing, information technology and environmental protection. In the long run, China's policies will create a sustainable and balanced economy if they succeed.

With China's second-quarter GDP growth rate at 7.5 percent, corporate earnings forecasts have been revised down to around 11 percent for H-share companies in Hong Kong for 2013.

China Region Fund

Since the U.S. Federal Reserve stated its intention to taper its quantitative easing by the second half of the year, ASEAN stock markets have sold off, a reversal of the carry-trade. The net money outflow also caused ASEAN currency to depreciate as the U.S. dollar is appreciating. The phenomena will come to an end once the carry-trade reversal is over. Structurally, ASEAN countries are mostly at the beginning or in the mid-cycle of infrastructure investment and consumption improvements.

Investment Highlights

Overview

For the six months ended June 30, 2013, the fund was down 3.29 percent, outperforming the benchmark Hang Seng Composite Index (HSCI), which declined 6.10 percent.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  The fund outperformed both its benchmark index as well as its Lipper peer group average in the first half of the year. While the fund was down 329 basis points, the Lipper peer group average decreased 553 basis points.

•  Country allocations in China, Hong Kong, Indonesia and South Korea positively contributed to the fund's relative performance. For example, Hong Kong companies China State Construction International Holdings Ltd.(2) and Truly International Holdings Ltd.(3) and China-based Sunny Optical Technology Group Co., Ltd.(4) provided positive returns during the period.

•  The fund's overweighting in property and construction, services and information technology proved to be beneficial to the fund's relative performance against its benchmark. Underweighting energy and telecommunications also proved beneficial.

•  Stock selection in property and construction, utilities and consumer goods also helped the fund's outperformance relative to its benchmark.

Weaknesses

•  Country allocations in Thailand, the Philippines and Canada detracted from the fund's relative performance against its benchmark index.

•  The fund's overweighting in industrial goods and conglomerates and underweighting in financials negatively contributed to performance relative to the benchmark.

China Region Fund

Current Outlook

Opportunities

•  In spite of a stricter policy to curb overcapacity, China's monetary policy is to selectively provide stimulus. In particular, the government plans to support advanced manufacturing, first-time home purchases, natural gas development and distribution, information technology, and environmental protection. The fund is well positioned in those areas of the market.

•  New urbanization and reforms under the new leadership in China will likely provide long-term growth opportunities for businesses in construction, engineering and materials and consumption.

Threats

•  China's government policies can be summarized in three main tasks: financial risk management, economic transition and reform. The tasks have one goal, which is to maintain long-term sustainable growth. Nevertheless, in the short run, the liquidity will be controlled and the economy will grow at a relatively slower rate compared to the last 10 years, though much higher than developed, global economies. The result of the policy will be that industrial profits will likely grow at a slower pace as well.

(1)The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Cambodia, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Myanmar, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

(2)This security comprised 3.58% of the fund's total net assets as of 06/30/13.

(3)This security comprised 1.29% of the fund's total net assets as of 06/30/13.

(4)This security comprised 3.22% of the fund's total net assets as of 06/30/13.

China Region Fund

Top 10 Holdings Based on Net Assets  June 30, 2013

HSBC Holdings plc Diversified Banking Institutions	5.44%
China State Construction International Holdings Ltd. Building & Construction - Miscellaneous	3.58%
Sunny Optical Technology Group Co., Ltd. Photo Equipment & Supplies	3.22%
Galaxy Entertainment Group Ltd. Casino Hotels	3.14%
Tencent Holdings Ltd. Internet Application Software	2.56%
NetEase, Inc. Internet Content - Entertainment	2.23%
NagaCorp Ltd. Casino Hotels	2.08%
Sino Biopharmaceutical Ltd. Medical - Drugs	2.08%
China Medical System Holdings Ltd. Medical Products	2.05%
Industrial and Commercial Bank of China Ltd. Commercial Banks - Non US	2.05%
Total Top 10 Holdings	28.43%

Country Distribution*

Based on Total Investments  June 30, 2013

*  Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus. The locale of company operations may be different.

Expense Example (unaudited)   June 30, 2013

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

•  Actual Expenses. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

•  Hypothetical Example for Comparison Purposes. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

Expense Example (unaudited)   June 30, 2013

Six Months Ended June 30, 2013	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
U.S. Treasury Securities Cash Fund
Based on Actual Fund Return	$1,000.00	$1,000.00	$0.30
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,024.50	$0.30
U.S. Government Securities Savings Fund
Based on Actual Fund Return	$1,000.00	$1,000.00	$0.40
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,024.40	$0.40
Near-Term Tax Free Fund
Based on Actual Fund Return	$1,000.00	$992.00	$2.22
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.56	$2.26
Tax Free Fund
Based on Actual Fund Return	$1,000.00	$967.30	$3.41
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,021.32	$3.51
All American Equity Fund
Based on Actual Fund Return	$1,000.00	$1,139.00	$11.24
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.28	$10.59
Holmes Growth Fund
Based on Actual Fund Return	$1,000.00	$1,129.70	$9.77
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,015.62	$9.25
MegaTrends Fund Investor Class
Based on Actual Fund Return	$1,000.00	$1,112.60	$10.95
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.43	$10.44
MegaTrends Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$1,132.30	$(5.60)
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,030.05	$(5.34)
Global Resources Fund Investor Class
Based on Actual Fund Return	$1,000.00	$917.30	$8.18
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,016.27	$8.60
Global Resources Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$919.90	$5.62
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,018.94	$5.91
World Precious Minerals Fund Investor Class
Based on Actual Fund Return	$1,000.00	$512.80	$6.68
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,015.97	$8.90
World Precious Minerals Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$514.10	$4.39
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,018.99	$5.86
Gold and Precious Metals Fund
Based on Actual Fund Return	$1,000.00	$562.80	$7.71
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.93	$9.94
Emerging Europe Fund
Based on Actual Fund Return	$1,000.00	$894.90	$9.68
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.58	$10.29

Expense Example (unaudited)   June 30, 2013

Six Months Ended June 30, 2013	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Global Emerging Markets Fund
Based on Actual Fund Return	$1,000.00	$957.70	$14.66
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,009.82	$15.05
China Region Fund
Based on Actual Fund Return	$1,000.00	$967.10	$11.61
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,012.99	$11.88

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' Investor Class' annualized expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2012, were 0.06%, 0.08%, 0.45%, 0.70%, 2.12%, 1.85%, 2.09%, 1.72%, 1.78%, 1.99%, 2.06%, 3.02% and 2.38%, respectively, for the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe, Global Emerging Markets and China Region Funds. The funds' Institutional Class' annualized expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2013, were (1.06)%, 1.18% and 1.17%, respectively, for the MegaTrends, Global Resources and World Precious Minerals Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the period, then divided by 365 days in the current fiscal year.

Portfolio of Investments (unaudited)  June 30, 2013

U.S. Treasury Securities Cash Fund

United States Government Obligations 25.63%	Coupon Rate	Maturity Date	Principal Amount	Value
United States Treasury Bill 25.63%
Yield	0.02%	07/05/13	$20,000,000	$19,999,966
Total United States Government Obligations				19,999,966
(cost $19,999,966)

Repurchase Agreements 74.25%

Joint Tri-Party Repurchase Agreements, 06/28/13, collateralized by U.S. Treasury securities held in joint tri-party repurchase accounts:
Credit Suisse Securities USA LLC, repurchase price $27,938,597	0.09%	07/01/13	27,938,388	27,938,388
Morgan Stanley, repurchase price $30,000,175	0.07%	07/01/13	30,000,000	30,000,000
Total Repurchase Agreements				57,938,388
(cost $57,938,388)
Total Investments 99.88%				77,938,354
(cost $77,938,354)
Other assets and liabilities, net 0.12%				90,622
Net Assets 100%				$78,028,976

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

U.S. Government Securities Savings Fund

United States Government and Agency Obligations 82.78%	Coupon Rate	Maturity Date	Principal Amount	Value
Federal Farm Credit Bank 35.28%
Discount Notes:
Yield	0.01%	07/01/13	$20,000,000	$20,000,000
Yield	0.05%	07/05/13	20,000,000	19,999,889
Fixed Rates:
	5.10%	08/05/13	1,035,000	1,039,910
	3.75%	02/05/14	1,000,000	1,021,457
Variable Rate:
	0.12%	03/18/14	5,000,000	4,999,988
				47,061,244
Federal Home Loan Bank 36.99%
Discount Notes:
Yield	0.07%	07/03/13	10,000,000	9,999,963
Yield	0.06%	07/11/13	2,500,000	2,499,962
Yield	0.05%	07/17/13	5,000,000	4,999,889
Yield	0.06%	07/19/13	5,000,000	4,999,863
Yield	0.03%	07/26/13	10,000,000	9,999,792
Variable Rates:
	0.12%	07/12/13	5,000,000	5,000,000
	0.22%	07/22/13	4,850,000	4,850,112
	0.11%	07/25/13	5,000,000	4,999,900
	0.17%	11/15/13	1,990,000	1,990,748
				49,340,229
Tennessee Valley Authority 3.01%
Fixed Rate:
	4.75%	08/01/13	4,000,000	4,015,702
United States Treasury Bill 7.50%
Yield	0.02%	07/05/13	10,000,000	9,999,983
Total Securities				110,417,158
(cost $110,417,158)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

U.S. Government Securities Savings Fund

Repurchase Agreement 17.11%	Coupon Rate	Maturity Date	Principal Amount	Value
Joint Tri-Party Repurchase Agreement, 06/28/13, collateralized by U.S. Treasury securities held in a joint tri-party repurchase account:
Credit Suisse Securities USA LLC, repurchase price $22,816,403	0.09%	07/01/13	$22,816,232	$22,816,232
Total Investments 99.89%				133,233,390
(cost $133,233,390)
Other assets and liabilities, net 0.11%				146,345
Net Assets 100%				$133,379,735

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds 93.20%	Coupon Rate	Maturity Date	Principal Amount	Value
Alabama 2.80%
Alabama State Public School & College Authority	5.00%	12/01/16	$290,000	$326,099
Bessemer, Alabama Electric Revenue, Refunding	3.10%	12/01/21	100,000	100,924
Bessemer, Alabama Water Revenue	4.00%	01/01/16	300,000	304,557
Jasper Alabama Water Works & Sewer Board, Inc., Utilities Revenue, Series A	3.00%	06/01/15	90,000	92,568
Jasper Alabama Water Works & Sewer Board, Inc., Utilities Revenue, Series A	3.00%	06/01/16	90,000	92,945
Mountain Brook City Board of Education Capital Outlay	4.00%	02/15/15	200,000	210,258
University of Alabama at Birmingham, Hospital Revenue, Series A	5.00%	09/01/15	300,000	323,241
				1,450,592
Alaska 0.63%
Alaska Municipal Bond Bank Authority, Prerefunded, Series A	4.00%	02/01/16	105,000	113,555
Alaska Municipal Bond Bank Authority, Unrefunded, Series A	4.00%	02/01/16	195,000	209,902
				323,457
Arizona 3.13%
Arizona Board of Regents Certificates of Participation, Series B	4.50%	06/01/16	200,000	218,704
Arizona Health Facilities Authority Revenue, Series D	5.00%	01/01/14	250,000	255,877
Arizona State School Facilities Board Certificates of Participation, Series A-1	5.00%	09/01/17	325,000	349,021
Arizona State Transportation Board Excise Tax Revenue	5.00%	07/01/17	175,000	200,051
McAllister Academic Village LLC, Arizona State University Hassayampa Revenue, Refunding	5.75%	07/01/18	200,000	232,278
Page, Arizona, Pledged Revenue, Refunding	3.00%	07/01/16	350,000	360,847
				1,616,778
California 6.59%
California State, Refunding, Recreational Facility, GO Unlimited	5.00%	12/01/19	250,000	258,162
California State, Statewide Communities Development Authority, Enloe Medical Center Revenue, Series A	5.25%	08/15/18	340,000	391,337
Delano, California Union High School District, GO Unlimited, Refunding, Series A	4.75%	02/01/17	200,000	215,876
Los Angeles, California Unified School District, Series A, GO Unlimited	5.25%	07/01/20	1,250,000	1,250,000

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
California (cont'd)
San Diego, California Community College District, Capital Appreciation, Election 2002, GO Unlimited (ZCB)	4.34	%(1)	05/01/15	$300,000	$294,741
Santa Clara County, California Financing Authority Revenue, Obstetrics and Gynecology, El Camino Hospital	5.00%		02/01/18	350,000	384,143
Santa Paula Schools Financing Authority, Santa Paula Elementary School District Revenue	4.25%		11/01/22	300,000	314,481
Vernon, California Electric Systems Revenue, Series A	3.75%		08/01/13	300,000	300,549
					3,409,289
Colorado 0.56%
Denver, Colorado, Health & Hospital Authority, Healthcare Revenue, Series A	5.00%		12/01/16	265,000	291,360
Connecticut 0.87%
Connecticut State Health & Educational Facilities Authority Revenue, Bridgeport Hospital, Series D	5.00%		07/01/19	395,000	448,949
District of Columbia 1.24%
District of Columbia Certifications of Participation	4.00%		01/01/14	250,000	254,277
Washington D.C. Convention Center Authority Dedicated Tax Revenue, Refunding, Series A	5.00%		10/01/13	110,000	111,251
Washington D.C. Convention Center Authority Dedicated Tax Revenue, Refunding, Series A	5.00%		10/01/16	250,000	278,108
					643,636
Florida 14.70%
Broward County, Florida School Board Certificates of Participation, Series A	5.00%		07/01/15	325,000	349,937
Cape Coral, Florida Gas Tax Revenue, Series A	4.00%		10/01/16	255,000	264,659
Citizens Property Insurance Corp., Senior Secured, Coastal Account, Revenue, Series A-1	4.00%		06/01/18	100,000	107,369
Escambia County, Florida, Health Facilities Authority Revenue, Baptist Hospital, Inc. Project, Series A	5.00%		08/15/19	290,000	317,936
Florida Gulf Coast University Financing Corp., Florida Capital Improvement Revenue, Series B	3.00%		02/01/16	365,000	374,030
Florida State Board of Education Lottery Revenue, Series A	4.00%		07/01/14	300,000	311,106

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Florida (cont'd)
Florida State Board of Governors Parking Facilities Revenue, Series A	3.00%	07/01/17	$300,000	$318,342
Florida State Department of Management Services Certificates of Participation	5.00%	08/01/24	340,000	379,834
Florida State Municipal Power Agency, Stanton Project Revenue, Refunding	5.13%	10/01/17	300,000	341,103
Fort Pierce, Florida Stormwater Utilities Revenue	4.50%	10/01/17	255,000	263,512
Hillsborough County, Florida Community Investment Tax Revenue	4.00%	05/01/16	300,000	306,720
Hillsborough County, Florida School Board, Refunding, Certificates of Participation	4.00%	07/01/19	100,000	107,961
Jacksonville Florida Special Revenue, Series C	5.00%	10/01/20	270,000	316,024
Lake County, Florida School Board Certificates of Participation, Series A	3.70%	06/01/15	400,000	416,976
Leesburg, Florida Capital Improvement Revenue Bonds, Refunded	5.00%	10/01/21	405,000	459,955
Margate, Florida Water & Sewer Revenue, Refunding	4.00%	10/01/19	250,000	266,183
Miami - Dade County, Florida Expressway Authority Toll System Revenue, Series A	5.00%	07/01/21	430,000	496,340
Miami - Dade County, Florida Water & Sewer Revenue System, Series A	4.00%	10/01/16	235,000	257,370
Orange County, Florida Tourist Development Tax Revenue, Refunding	5.00%	10/01/14	260,000	274,126
Orlando, Florida Community Redevelopment Agency Tax Increment Revenue, Downtown District, Series A	4.00%	09/01/17	325,000	350,282
Polk County, Florida School District Revenue	5.00%	10/01/17	215,000	239,168
Port St. Lucie, Florida, Southwest Annexation Special Assessment District No 1, Revenue, Series B	4.13%	07/01/17	200,000	208,334
Reedy Creek, Florida Improvement District Utilities Revenue, Refunding, Series 2	5.00%	10/01/16	300,000	325,095
Saint Johns County, Florida Transportation Revenue, Refunding	5.00%	10/01/20	310,000	350,086
Volusia County, Florida School Board Sales Tax Revenue	4.20%	10/01/16	200,000	199,628
				7,602,076
Georgia 3.05%
Atlanta Downtown Development Authority	4.25%	12/01/16	250,000	271,000
Atlanta, Georgia Water & Wastewater Revenue, Series B	3.50%	11/01/13	400,000	404,148
Emanuel County Georgia Hospital Authority Revenue Anticipation Certificates	4.30%	07/01/17	250,000	255,000

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Georgia (cont'd)
Georgia State Municipal Electric Authority Revenue, Unrefunded	5.50%	01/01/20	$190,000	$208,481
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System and Affiliates Revenue, Anticipation Certificates	4.50%	08/01/17	150,000	164,551
Gwinnett County, Georgia, Hospital Authority, Gwinnett Hospital Systems Revenue, Series B	5.00%	07/01/18	250,000	276,328
				1,579,508
Idaho 0.50%
Idaho Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust Fund, Series A	5.00%	07/15/21	225,000	256,050
Illinois 9.63%
Aurora, Illinois, Series B, GO Unlimited	3.00%	12/30/15	200,000	210,274
Chicago Board of Education, Dedicated Revenues, Series F, GO Unlimited	5.00%	12/01/16	300,000	333,408
Chicago, Illinois Sales Tax Revenue	5.50%	01/01/15	350,000	374,227
Chicago, Illinois, Direct Access Bond, Series E-1 B, GO Unlimited	4.00%	01/01/19	200,000	209,626
Chicago, Illinois, O'Hare International Airport Revenue, Gen - Third Lien, Series C	5.25%	01/01/23	250,000	279,682
Chicago, Illinois, Prerefunded Balance, Series B, GO Unlimited	5.13%	01/01/15	85,000	87,016
Chicago, Illinois, Unrefunded Balance, Series B, GO Unlimited	5.13%	01/01/15	240,000	252,374
Dundee Township, GO Unlimited	5.00%	12/01/13	240,000	243,706
Illinois Finance Authority Revenue, Refunding	5.00%	07/01/16	390,000	416,485
Illinois State Sales Tax Revenue	5.00%	06/15/14	200,000	209,126
Illinois State Toll Highway Authority, Toll Highway Revenue, Series A	5.00%	01/01/16	200,000	216,878
Illinois State, Refunding, GO Unlimited	5.00%	01/01/16	300,000	324,537
Kaskaskia Community College District No. 501, GO Unlimited	5.75%	12/01/19	500,000	579,640
Lake & McHenry County, Fox Lake, Illinois, Debt Certificates, Series B	3.00%	11/01/19	265,000	268,509
Springfield, Illinois Metropolitan Sanitation District, Sewer Revenue, Senior Lien, Series A	4.00%	01/01/17	570,000	594,162
Winnebago County Public Safety Sales Tax, Series A, GO Unlimited	5.00%	12/30/16	350,000	380,443
				4,980,093

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Indiana 0.61%
Tippecanoe County, Indiana School Improvements	4.00%	01/15/15	$300,000	$315,354
Iowa 1.21%
Johnston Community School District, GO Unlimited	4.00%	06/01/16	200,000	211,210
University of Iowa Hospitals and Clinics, Iowa State Board of Regents, Hospital Revenue, Refunding, Series A	3.00%	09/01/19	400,000	413,196
				624,406
Kansas 0.41%
Kansas State Development Finance Authority Revenue	4.00%	10/01/15	200,000	214,438
Kentucky 1.11%
Kentucky Municipal Power Agency, Power System Revenue, Prairie State Project, Series A	5.25%	09/01/22	240,000	266,825
Louisville & Jefferson County, Louisville Medical Center, Metropolitan Government Revenue, Refunding	3.00%	05/01/19	305,000	306,519
				573,344
Massachusetts 1.15%
New Bedford, Massachusetts, State Qualified Municipal Loan, GO Limited	3.00%	03/01/15	345,000	356,395
Stoughton, Massachusetts Public Improvement, GO Limited	4.00%	05/01/17	225,000	240,642
				597,037
Michigan 6.02%
Detroit, Michigan Sewer Disposal Revenue, Refunding, Series C-1	5.25%	07/01/15	400,000	417,376
Gibraltar, Michigan School District, Refunding, GO Unlimited	5.00%	05/01/21	475,000	538,256
Michigan House of Representatives Facilities, Obligations Revenue, Series A	5.00%	10/15/17	200,000	221,728
Michigan Public Power Agency AFEC Project Revenue, Series 2012-A	4.50%	01/01/19	280,000	305,127
Michigan State Building Authority Revenue, Refunding, Series I	5.25%	10/15/14	300,000	303,819
Michigan State Grant Anticipation Bonds	5.00%	09/15/16	200,000	223,920
Michigan State Hospital Finance Authority Revenue, Trinity Health, Series A	6.00%	12/01/18	200,000	240,604

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Michigan (cont'd)
Michigan State Municipal Bond Authority Clean Water Revenue	5.50%	10/01/13	$575,000	$582,486
Wayne County, Michigan Airport Authority Revenue, Detroit Metropolitan Airport, Refunding, Series C	4.00%	12/01/19	255,000	278,947
				3,112,263
Minnesota 1.06%
Minneapolis & St Paul, Minnesota Housing & Redevelopment Authority Health Care Systems, Children's Health Care, Series B	4.00%	08/15/16	250,000	267,458
Minneapolis & St Paul, Minnesota Metropolitan Airports Commission, Airport Revenue, Refunding, Series B	5.00%	01/01/19	255,000	283,065
				550,523
Missouri 1.04%
Missouri Development Finance Board, Eastland Center Project, Tax Allocation, Series A	5.00%	04/01/17	250,000	274,075
Missouri State Health & Educational Facilities Authority, Southwestern Baptist University Revenue	3.00%	10/01/17	265,000	262,281
				536,356
Nevada 0.47%
Nye County School District, GO Limited	4.00%	05/01/15	230,000	242,680
New Hampshire 0.95%
New Hampshire Health & Education Facilities Authority Revenue	5.00%	07/01/14	65,000	65,651
New Hampshire Health & Education Facilities Authority Revenue	5.00%	01/01/18	400,000	428,188
				493,839
New Jersey 4.40%
Atlantic City, New Jersey Municipal Utilities Authority Revenue, Refunding	5.00%	06/01/17	150,000	166,070
Atlantic City, New Jersey, Refunding Tax Appeal, GO Unlimited	4.00%	11/01/18	500,000	534,605
Elizabeth, New Jersey Parking Authority Project Revenue, Elizabethtown Plaza Redevelopment, Series B	4.00%	11/01/17	255,000	273,189
Hudson County, New Jersey Improvement Authority Lease Revenue, North Hudson Regional Fire, Refunding, Series A	5.63%	09/01/18	400,000	454,552

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
New Jersey (cont'd)
New Jersey Health Care Facilities Financing Authority Revenue, Holy Name Medical Center, Refunding	5.00%	07/01/19	$215,000	$233,150
New Jersey State Transportation Trust Fund Authority, Series D	4.00%	06/15/14	250,000	259,035
Passaic Valley, New Jersey, Sewage Commissioners Revenue, Series G	5.75%	12/01/21	300,000	354,558
				2,275,159
New Mexico 0.47%
Clayton, New Mexico, Jail Project Revenue	4.00%	11/01/17	235,000	240,515
New York 3.71%
Long Island Power Authority Revenue, Series B	5.00%	09/01/21	465,000	535,862
Long Island Power Authority, New York Electric Systems, Revenue, Series E	5.00%	12/01/17	330,000	366,402
Nassau County Industrial Development Agency, New York Institute of Technology Project Revenue, Refunding, Remarketing, Series A	5.00%	03/01/21	350,000	368,179
New York State Dormitory Authority Revenues, Nonconstruction Supported Debt, Municipal Facilities Health Lease, Series 1	5.00%	01/15/17	300,000	329,262
New York, New York, Subseries L-1, GO Unlimited	4.00%	04/01/15	300,000	318,645
				1,918,350
North Carolina 1.31%
Beaufort County, North Carolina, GO Limited	5.00%	06/01/21	200,000	229,954
North Carolina State Municipal Power Agency #1, Catawba Electric Revenue, Refunding, Series A	5.25%	01/01/20	400,000	448,296
				678,250
Ohio 1.71%
Canton, Ohio, City School District, Refunding, GO Unlimited	5.00%	12/01/18	325,000	352,456
Lorain County, Ohio, Community College District, Revenue	3.25%	12/01/17	350,000	370,814
Marion County, Ohio, Variable Refunding, GO Limited	4.00%	12/01/20	150,000	158,520
				881,790
Oklahoma 0.67%
Oklahoma State Agricultural & Mechanical Colleges, Oklahoma State University, Revenue, Series A	5.00%	08/01/21	300,000	344,802

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Oregon 0.43%
Oregon State Facilities Authority, Legacy Health Project Revenue, Refunding, Series A	4.50%	05/01/20	$200,000	$221,908
Pennsylvania 2.47%
Delaware Valley, Pennsylvania, Regional Financial Authority Revenue, Permanently Fixed Business Development Services	5.50%	08/01/18	295,000	332,005
Lycoming County, Pennsylvania Authority Health System, Susquehanna Health Systems Project Revenue, Series A	5.10%	07/01/20	140,000	153,046
Philadelphia School District, Pennsylvania, Refunding, GO Unlimited, Series E	5.25%	09/01/24	325,000	352,378
Reading, Pennsylvania School District, GO Unlimited, Series A	5.00%	04/01/20	400,000	439,276
				1,276,705
Puerto Rico 1.82%
Commonwealth of Puerto Rico, GO Unlimited	6.00%	07/01/13	250,000	250,000
Commonwealth of Puerto Rico, Series A, GO Unlimited	5.00%	07/01/15	225,000	231,028
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue, Refunding, Series C	5.50%	07/01/17	445,000	460,940
				941,968
Rhode Island 0.53%
Rhode Island State Economic Development Corporation Revenue, Series A	5.00%	06/15/17	250,000	274,623
South Carolina 2.88%
Jasper County School District, GO Unlimited	4.00%	03/01/15	195,000	206,242
Piedmont Municipal Power Agency	5.00%	01/01/16	150,000	162,461
South Carolina Transportation Infrastructure Bank Revenue, Series A	5.25%	10/01/17	125,000	132,776
Spartanburg County, South Carolina Regional Health Services District, Hospital Revenue, Refunding, Series A	5.00%	04/15/19	600,000	670,680
Spartanburg County, South Carolina Sanitation Sewer District Revenue, Series A	3.50%	03/01/19	300,000	317,691
				1,489,850
Tennessee 0.53%
Metropolitan Government of Nashville & Davidson County, Water & Sewer Revenue	6.50%	12/01/14	250,000	271,810

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
Texas 11.13%
Addison, Texas Certificates of Obligation, GO Unlimited	4.00%		02/15/20	$250,000	$271,250
Alamo Community College District, GO Limited	5.00%		08/15/13	300,000	301,737
Annetta, Texas Certificates of Obligation, GO Limited	4.00%		08/01/16	200,000	206,788
City of Texarkana, Texas, Waterworks & Sanitary Sewer System Revenue	3.00%		08/01/19	90,000	92,471
City of Texarkana, Texas, Waterworks & Sanitary Sewer System Revenue	3.00%		08/01/20	95,000	96,455
Clear Lake, Texas, Waterworks & Sewer System, GO Unlimited	3.00%		03/01/19	125,000	128,879
Corpus Christi, Texas Business & Job Development Corporation, Seawall Project, Sales Tax Revenue, Refunding	5.00%		03/01/20	350,000	394,894
Frisco, Texas Independent School District, School Building, GO Unlimited, Series A	4.50%		08/15/25	180,000	193,775
Grand Prairie Independent School District, Refunding, GO Unlimited (ZCB)	3.92	%(1)	08/15/16	400,000	371,452
Houston, Texas, Hotel Occupancy Tax & Special Revenue, Refunding, Series B	5.00%		09/01/19	295,000	322,447
Houston, Texas, Public Improvement, Refunding, GO Limited, Series A	5.38%		03/01/16	180,000	186,125
Katy, Texas Independent School District, School Building, Series D, GO Unlimited	4.50%		02/15/19	325,000	349,661
Laredo, Texas, Waterworks & Sewer System Revenue	4.25%		03/01/18	100,000	107,756
Lewisville, Texas Independent School District, GO Unlimited, Refunding (ZCB)	4.04	%(1)	08/15/15	400,000	393,876
Lower Colorado River Authority Texas, Transmission Contract Revenue, Refunding, Series A	5.00%		05/15/21	500,000	579,845
San Antonio, Texas, Water Revenue, Refunding	4.50%		05/15/21	400,000	456,800
San Patricio, Texas Municipal Water District, Refunding	4.00%		07/10/18	200,000	208,200
Texas Municipal Power Agency Revenue, Refunding	5.00%		09/01/17	250,000	281,928
Texas State Public Finance Authority Revenue	5.00%		10/15/21	300,000	300,663
University of Texas Revenue Financing System, Refunding, Series A	3.00%		08/15/23	400,000	409,840
University of Texas, Permanent University Fund, Revenue, Series C	5.00%		07/01/13	100,000	100,000
					5,754,842
Utah 1.06%
Mountain Regional Water Special Service District, Utah, Water Revenue, Refunding	5.00%		12/15/27	250,000	255,463
See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Utah (cont'd)
Tooele City, Utah Municipal Building Authority Lease Revenue, Refunding	3.75%	12/01/17	$285,000	$294,228
				549,691
Virginia 1.29%
Spotsylvania County, Virginia Economic Development Authority Revenue, Refunding	5.00%	06/01/23	300,000	340,386
Virginia College Building Authority Educational Facilities Revenue, Prerefunded, Series A	5.00%	09/01/15	10,000	10,955
Virginia College Building Authority Educational Facilities Revenue, Unrefunded, Series A	5.00%	09/01/15	290,000	316,433
				667,774
Washington 0.51%
Energy Northwest, Washington Electric Revenue	5.00%	07/01/14	250,000	261,762
Wisconsin 0.55%
Chippewa Valley, Wisconsin, Technical College District Promissory Notes, Series A, GO Unlimited	4.00%	04/01/14	250,000	256,967
Wisconsin State, Refunding, Series 2, GO Unlimited	4.13%	11/01/16	25,000	25,876
				282,843
Total Investments 93.20%				48,194,670
(cost $47,807,581)
Other assets and liabilities, net 6.80%				3,518,670
Net Assets 100%				$51,713,340

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Tax Free Fund

Municipal Bonds 98.18%	Coupon Rate		Maturity Date	Principal Amount	Value
Alabama 6.73%
Alabama State Board of Education Revenue, Refunding	4.00%		07/01/29	$250,000	$232,650
Alabama State, GO Unlimited, Series A	4.63%		09/01/22	375,000	383,040
Bessemer, Alabama Water Revenue	4.00%		01/01/16	200,000	203,038
Mountain Brook City Board of Education Capital Outlay	4.00%		02/15/15	195,000	205,001
University of Alabama at Birmingham, Hospital Revenue, Series A	5.00%		09/01/15	300,000	323,241
					1,346,970
Arizona 2.43%
Scottsdale Arizona Municipal Property Corp., Excise Tax Revenue, Refunding	5.00%		07/01/26	180,000	212,542
University of Arizona Certificates of Participation, Series C	5.00%		06/01/22	260,000	273,999
					486,541
California 9.81%
Anaheim, California City School District, Capital Appreciation, Election 2002, GO Unlimited (ZCB)	4.60	%(1)	08/01/28	580,000	255,751
California State, GO Unlimited	5.00%		03/01/32	300,000	316,326
California State, GO Unlimited	4.75%		03/01/34	205,000	207,439
Chaffey Community College District, Series C, GO Unlimited	5.00%		06/01/32	300,000	321,522
Lindsay Unified School District, Election 2002, Series C, GO Unlimited (ZCB)	5.25	%(1)	08/01/35	420,000	122,632
Los Angeles Unified School District, Election 2004, Series H, GO Unlimited	5.00%		07/01/32	200,000	206,868
Santa Clara Valley Transportation Authority, Refunding, Series A	5.00%		04/01/27	370,000	400,236
Santee School District, Series D, GO Unlimited (ZCB)	5.47	%(1)	08/01/43	745,000	134,227
					1,965,001
Colorado 0.75%
Colorado Health Facilities Authority Revenue	5.00%		09/01/16	150,000	150,948
Connecticut 2.66%
Connecticut State, Health & Educational Facility Authority, Sacred Heart University Revenue, Refunding, Series H	5.00%		07/01/27	500,000	532,790

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Delaware 2.24%
Delaware State Health Facilities Authority, Bayhealth Medical Center Projects, Revenue, Series A	5.00%	07/01/39	$445,000	$448,894
District of Columbia 2.98%
District of Columbia Income Tax Revenue, Series A	5.25%	12/01/27	300,000	343,611
District of Columbia Water & Sewer Authority Public Utility Revenue, Subordinate Lien	5.00%	10/01/28	250,000	252,925
				596,536
Florida 3.58%
Florida Board of Education, GO Unlimited, Refunding, Series C	4.50%	06/01/28	300,000	313,008
Florida State Board of Education Lottery Revenue, Series B	5.00%	07/01/26	100,000	110,393
Seven Oaks, Florida, Community Development District, Special Assessment Revenue, Refunding, Series A1	5.50%	05/01/33	285,000	292,592
				715,993
Georgia 4.01%
Atlanta & Fulton County, Georgia Recreation Authority, Park Implementation Revenue, Series A	4.75%	12/01/35	300,000	301,617
Atlanta Development Authority Revenue	5.25%	07/01/22	500,000	501,415
				803,032
Guam 1.24%
Guam Education Financing Foundation Certificate of Participation, Series A	4.25%	10/01/18	250,000	247,440
Illinois 8.36%
Chicago Board of Education, GO Unlimited	5.25%	12/01/19	300,000	345,324
Chicago, Illinois Water Revenue, Refunding	5.75%	11/01/30	225,000	256,005
City Colleges of Chicago, GO Unlimited	5.00%	01/01/17	115,000	127,533
Du Page County, Refunding, GO Unlimited	5.60%	01/01/21	490,000	552,558
Illinois Finance Authority, Refunding, Series A	5.00%	10/01/14	150,000	158,421
Illinois Regional Transportation Authority Revenue, Series A	7.20%	11/01/20	205,000	233,149
				1,672,990

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Indiana 1.61%
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series 2007 L	5.25%	01/01/33	$305,000	$323,114
Kansas 1.34%
Kansas State Development Finance Authority Revenue	4.00%	10/01/15	250,000	268,047
Kentucky 2.28%
Bowling Green, Kentucky, GO Unlimited, Series B	4.00%	09/01/16	215,000	233,617
Kentucky Municipal Power Agency, Power System Revenue, Prairie State Project, Series A	5.25%	09/01/22	200,000	222,354
				455,971
Maryland 1.01%
Maryland State Health & Higher Educational Facilities Authority, Revenue, Series A	5.25%	08/15/38	200,000	202,788
Massachusetts 3.87%
Massachusetts Bay Transportation Authority, Massachusetts Sales Tax Revenue, Refunding, Series A-1	5.25%	07/01/30	285,000	325,963
Massachusetts Bay Transportation Authority, Massachusetts Sales Tax Revenue, Series A	5.00%	07/01/31	405,000	449,429
				775,392
Michigan 3.62%
Detroit, Michigan Local Development Financing Authority, Refunding, Series A	5.38%	05/01/18	175,000	171,316
Detroit, Michigan Water Supply System Revenue, Series B	5.00%	07/01/16	430,000	442,999
State of Michigan, Trunk Line Revenue, Refunding	4.50%	11/01/26	105,000	111,031
				725,346
Missouri 1.40%
Kansas City Water Revenue	4.00%	12/01/22	250,000	279,490
Nevada 1.24%
Nye County School District, GO Limited	4.00%	05/01/15	235,000	247,956

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
New Hampshire 2.16%
Manchester, New Hampshire School Facilities Revenue, Refunding	5.50%		06/01/26	$300,000	$366,087
New Hampshire Health & Education Facilities Authority Revenue	5.00%		07/01/14	65,000	65,651
					431,738
New Jersey 1.18%
Passaic Valley, New Jersey, Sewage Commissioners Revenue, Series G	5.75%		12/01/21	200,000	236,372
New York 2.04%
Metropolitan Transportation Authority, New York, Revenue, Series A	5.00%		11/15/41	400,000	407,644
Ohio 4.45%
Cleveland, Ohio, Parking Facility Revenue, Prerefunding, Refunding	5.25%		09/15/22	130,000	159,574
Lorain County, Ohio, Community College District, Revenue	3.25%		12/01/17	300,000	317,841
Summit County, Ohio, Port Authority Revenue Development, Bioinnovation Institution	5.38%		12/01/30	390,000	414,316
					891,731
Pennsylvania 1.63%
Philadelphia School District, Pennsylvania, Refunding, GO Unlimited, Series E	5.25%		09/01/24	300,000	325,272
Puerto Rico 1.25%
Commonwealth of Puerto Rico, GO Unlimited	6.00%		07/01/13	250,000	250,000
Tennessee 1.19%
Memphis, Tennessee Sanitary Sewage System Revenue, Refunding	5.00%		05/01/20	200,000	238,532
Texas 17.78%
Addison, Texas, Certificates of Obligation, GO Unlimited	4.50%		02/15/28	140,000	147,687
Center, Texas, GO Limited (ZCB)	3.10	%(1)	02/15/20	150,000	127,761
Dallas, Texas Waterworks & Sewer Systems Revenue, Refunding	4.50%		10/01/19	225,000	249,809
Forney, Texas, GO Limited	5.00%		02/15/27	500,000	521,795
Goose Creek, Texas Independent School District Schoolhouse, Series A	5.25%		02/15/18	370,000	421,182

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
Texas (cont'd)
Greenville, Texas Independent School District, GO Unlimited, Refunding	4.00%		08/15/17	$120,000	$130,055
Laredo Independent School District Public Facility Corp., Lease Revenue, Series F	5.50%		08/01/24	100,000	100,084
North Texas Tollway Authority Revenue, Series F	5.75%		01/01/38	300,000	321,273
Prosper, Texas Independent School District, Capital Appreciation, School Building, GO Unlimited (ZCB)	6.00	%(1)	08/15/33	1,000,000	364,590
San Marcos, Texas Tax & Toll Revenue, GO Limited	5.10%		08/15/27	400,000	438,300
Tarrant County, Texas Cultural Education Facilities Finance Corp., Health Resources Revenue, Refunding, Series A	5.00%		02/15/36	400,000	414,964
White Settlement, Texas Independent School District, Prerefunded, GO Unlimited	4.13%		08/15/15	240,000	258,295
White Settlement, Texas Independent School District, Unrefunded, GO Unlimited	4.13%		08/15/15	60,000	64,349
					3,560,144
Utah 3.96%
Utah State Building Ownership Authority, Lease Revenue, Refunding, Series C	5.50%		05/15/19	500,000	573,815
Utah State Transit Authority Sales Tax Revenue, Refunding, Series A	5.00%		06/15/35	200,000	218,930
					792,745
Washington 1.38%
Spokane County, Washington School District, No. 81, GO Unlimited	5.05%		06/01/22	255,000	276,785
Total Investments 98.18%					19,656,202
(cost $19,092,012)
Other assets and liabilities, net 1.82%					365,033
Net Assets 100%					$20,021,235

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

All American Equity Fund

Common Stocks 86.83%	Shares	Value
Aerospace/Defense 2.22%
Northrop Grumman Corp.	3,000	$248,400
Rockwell Collins, Inc.	3,000	190,230
		438,630
Agricultural Chemicals 0.87%
CF Industries Holdings, Inc.	1,000	171,500
Beverages - Non-alcoholic 0.89%
Coca-Cola Enterprises, Inc.	5,000	175,800
Beverages - Wine/Spirits 1.14%
Constellation Brands, Inc., Class A	4,300	224,116	*
Casino Hotels 2.51%
Las Vegas Sands Corp.	5,000	264,650
Wynn Resorts Ltd.	1,800	230,400
		495,050
Casino Services 0.97%
International Game Technology	11,500	192,165
Chemicals - Diversified 3.98%
LyondellBasell Industries N.V., Class A	3,200	212,032
PPG Industries, Inc.	2,600	380,666
Westlake Chemical Corp.	2,000	192,820
		785,518
Commercial Services - Financial 5.41%
MasterCard, Inc., Class A	1,500	861,750
Western Union Co.	12,000	205,320
		1,067,070
Computers - Memory Devices 1.50%
Seagate Technology plc	6,600	295,878
Consulting Services 1.73%
Gartner, Inc.	6,000	341,940	*
Containers - Metal/Glass 0.86%
Ball Corp.	4,100	170,314
Data Processing/Management 0.99%
The Dun & Bradstreet Corp.	2,000	194,900

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

All American Equity Fund

Common Stocks (cont'd)	Shares	Value
Dialysis Centers 1.22%
DaVita HealthCare Partners Inc.	2,000	$241,600	*
Diversified Banking Institutions 1.95%
Bank of America Corp.	30,000	385,800
E-Commerce/Products 0.92%
eBay, Inc.	3,500	181,020	*
E-Commerce/Services 2.10%
priceline.com, Inc.	500	413,565	*
Electric - Integrated 4.49%
Ameren Corp.	5,100	175,644
FirstEnergy Corp.	5,100	190,434
Integrys Energy Group, Inc.	3,100	181,443
Pinnacle West Capital Corp.	3,000	166,410
TECO Energy, Inc.	10,000	171,900
		885,831
Electronics - Military 1.00%
L-3 Communications Holdings, Inc.	2,300	197,202
Enterprise Software/Services 0.94%
BMC Software, Inc.	4,100	185,074	*
Finance - Consumer Loans 0.95%
SLM Corp.	8,200	187,452
Food - Retail 1.80%
Kroger Co.	5,500	189,970
Safeway, Inc.	7,000	165,620
		355,590
Investment Management/Advisory Services 2.31%
Ameriprise Financial, Inc.	3,400	274,992
Legg Mason, Inc.	5,800	179,858
		454,850
Machinery - General Industrial 2.17%
Wabtec Corp.	8,000	427,440
Machinery - Pumps 0.99%
Flowserve Corp.	3,600	194,436

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

All American Equity Fund

Common Stocks (cont'd)	Shares	Value
Medical - Biomedical/Gene 2.03%
Amgen, Inc.	1,700	$167,722
Celgene Corp.	2,000	233,820	*^
		401,542
Medical - Drugs 0.92%
Pfizer, Inc.	6,500	182,065
Medical - Generic Drugs 0.96%
Actavis, Inc.	1,500	189,330	*
Medical - HMO 2.15%
Aetna, Inc.	3,200	203,328
WellPoint, Inc.	2,700	220,968
		424,296
Medical - Wholesale Drug Distribution 1.05%
AmerisourceBergen Corp., Class A	3,700	206,571
Medical Instruments 1.92%
Edwards Lifesciences Corp.	2,500	168,000	*
St. Jude Medical, Inc.	4,600	209,898
		377,898
Multi-line Insurance 1.98%
American International Group, Inc.	4,200	187,740	*
Assurant, Inc.	4,000	203,640
		391,380
Office Automation & Equipment 1.01%
Xerox Corp.	22,000	199,540
Oil - Field Services 1.36%
Hornbeck Offshore Services, Inc.	5,000	267,500	*
Oil - US Royalty Trusts 1.71%
BP Prudhoe Bay Royalty Trust	3,500	336,945
Oil & Gas Drilling 0.87%
Diamond Offshore Drilling, Inc.	2,500	171,975
Oil Companies - Exploration & Production 2.51%
ConocoPhillips	2,500	151,250
Continental Resources, Inc.	4,000	344,240	*
		495,490

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

All American Equity Fund

Common Stocks (cont'd)	Shares	Value
Oil Companies - Integrated 1.81%
Chevron Corp.	1,500	$177,510
Exxon Mobil Corp.	2,000	180,700
		358,210
Oil Field Machinery & Equipment 2.89%
Dresser-Rand Group, Inc.	5,000	299,900	*
Dril-Quip, Inc.	3,000	270,870	*
		570,770
Oil Refining & Marketing 1.22%
Marathon Petroleum Corp.	3,400	241,604
Rental Auto/Equipment 0.89%
United Rentals, Inc.	3,500	174,685	*
Retail - Building Products 0.97%
Lowe's Companies, Inc.	4,700	192,230
Retail - Computer Equipment 1.07%
GameStop Corp., Class A	5,000	210,150
Retail - Gardening Products 1.19%
Tractor Supply Co.	2,000	235,220
Retail - Major Department Store 2.03%
TJX Companies, Inc.	8,000	400,480
Retail - Regional Department Stores 0.95%
Kohl's Corp.	3,700	186,887
Retail - Restaurants 2.49%
Starbucks Corp.	7,500	491,175
Telephone - Integrated 3.06%
AT&T, Inc.	7,200	254,880
Frontier Communications Corp.	30,000	121,500
Verizon Communications, Inc.	4,500	226,530
		602,910
Tobacco 1.13%
Lorillard, Inc.	5,100	222,768

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

All American Equity Fund

Common Stocks (cont'd)	Shares	Value
Transportation - Rail 1.95%
Union Pacific Corp.	2,500	$385,700
Web Portals/Internet Service Providers 1.78%
Google, Inc., Class A	400	352,148	*
Wireless Equipment 1.02%
Motorola Solutions, Inc.	3,500	202,055
Total Common Stocks		17,134,265
(cost $14,656,545)

Real Estate Investment Trust (REIT) 1.11%

American Tower Corp., Class A	3,000	219,510
(cost $159,047)

Exchange-Traded Funds (ETF) 2.88%

SPDR S&P Bank ETF	8,000	229,760
SPDR S&P Regional Banking ETF	10,000	338,800
Total Exchange-Traded Funds		568,560
(cost $456,117)
Purchased Put Option 0.34%	Contracts
Exchange-Traded Funds 0.34%
SPDR S&P 500 ETF, Strike Price 160, Expiration July 2013	300	67,500
(cost $83,374)
Master Limited Partnership 0.57%	Units
Oil Companies - Exploration & Production 0.57%
Mid-Con Energy Partners L.P.	5,000	112,750
(cost $119,780)
Total Investments 91.73%		18,102,585
(cost $15,474,863)
Other assets and liabilities, net 8.27%		1,631,621
Net Assets 100%		$19,734,206

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

All American Equity Fund

Written Call Option	Shares Subject To Call	Value
Celgene Corp., Strike Price 120, Expiration July 2013 (premiums received $7,154) (Note 2A)	2,000	$5,130

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Holmes Growth Fund

Common Stocks 86.31%	Shares	Value
Agricultural Operations 0.05%
Agriterra Ltd.	647,600	$19,599	*
Apparel Manufacturers 2.54%
Michael Kors Holdings Ltd.	15,000	930,300	*
Casino Hotels 1.59%
Las Vegas Sands Corp.	11,000	582,230
Casino Services 1.00%
Bally Technologies, Inc.	6,500	366,730	*
Chemicals - Diversified 1.58%
Westlake Chemical Corp.	6,000	578,460
Commercial Services - Financial 4.24%
MasterCard, Inc., Class A	2,700	1,551,150
Consulting Services 1.87%
Gartner, Inc.	12,000	683,880	*
Dialysis Centers 2.31%
DaVita HealthCare Partners Inc.	7,000	845,600	*
Diversified Banking Institutions 2.46%
Bank of America Corp.	70,000	900,200
E-Commerce/Products 2.59%
eBay, Inc.	10,000	517,200	*
MercadoLibre, Inc.	4,000	431,040
		948,240
E-Commerce/Services 5.53%
OpenTable, Inc.	12,000	767,400	*
priceline.com, Inc.	1,000	827,130	*
TripAdvisor, Inc.	7,000	426,090	*
		2,020,620
Finance - Commercial 1.77%
IOU Financial, Inc.	1,490,000	552,613	*+
IOU Financial, Inc., 144A	250,000	92,720	*+
		645,333

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Holmes Growth Fund

Common Stocks (cont'd)	Shares	Value
Finance - Investment Banker/Broker 0.15%
Canaccord Financial, Inc.	10,000	$54,301
Food - Baking 0.45%
Flowers Foods, Inc.	7,500	165,375
Internet Application Software 1.90%
Splunk, Inc.	15,000	695,400	*
Internet Content - Information/Network 0.98%
LinkedIn Corp., Class A	2,000	356,600	*
Internet Financial Services 0.00%
Direct Markets Holdings Corp.	10,000	70	*
Internet Incubators 1.33%
HomeAway, Inc.	15,000	485,100	*
Investment Management/Advisory Services 0.95%
WisdomTree Investments, Inc.	30,000	347,100	*
Machinery - General Industrial 5.56%
Chart Industries, Inc.	6,000	564,540	*
DXP Enterprises, Inc.	6,000	399,600	*
Wabtec Corp.	20,000	1,068,600
		2,032,740
Medical - Biomedical/Gene 2.17%
Amgen, Inc.	3,300	325,578
Celgene Corp.	4,000	467,640	*^
		793,218
Medical - Generic Drugs 2.91%
Actavis, Inc.	4,000	504,880	*
Mylan, Inc.	18,000	558,540	*
		1,063,420
Medical - Hospitals 0.01%
African Medical Investments plc	1,000,000	3,422	*
Medical Instruments 0.92%
Edwards Lifesciences Corp.	5,000	336,000	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Holmes Growth Fund

Common Stocks (cont'd)	Shares	Value
Metal - Iron 0.55%
Andean Pacific Iron Corp., 144A (RS)	430,000	$200,208	*@#
Oil - Field Services 3.42%
Core Laboratories N.V.	4,000	606,640
Hornbeck Offshore Services, Inc.	12,000	642,000	*
		1,248,640
Oil - US Royalty Trusts 2.11%
BP Prudhoe Bay Royalty Trust	8,000	770,160
Oil Companies - Exploration & Production 6.83%
Continental Resources, Inc.	10,000	860,600	*
Gulfport Energy Corp.	10,000	470,700	*
Oasis Petroleum, Inc.	30,000	1,166,100	*
		2,497,400
Oil Field Machinery & Equipment 5.17%
Dresser-Rand Group, Inc.	12,000	719,760	*
Dril-Quip, Inc.	7,000	632,030	*
Flotek Industries, Inc.	30,000	538,200	*
		1,889,990
Quarrying 1.20%
Pacific Stone Tech, Inc. (RS)	1,757	437,651	*@#
Real Estate Operating/Development 0.27%
Pacific Infrastructure, Inc. (RS)	100,000	100,000	*@#
Recreational Vehicles 1.82%
Polaris Industries, Inc.	7,000	665,000
Rental Auto/Equipment 2.94%
Avis Budget Group, Inc.	20,000	575,000	*
United Rentals, Inc.	10,000	499,100	*
		1,074,100
Retail - Automobile 1.46%
Lithia Motors, Inc., Class A	10,000	533,100
Retail - Discount 1.04%
Dollar Tree, Inc.	7,500	381,300	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Holmes Growth Fund

Common Stocks (cont'd)	Shares	Value
Retail - Gardening Products 1.61%
Tractor Supply Co.	5,000	$588,050
Retail - Major Department Store 2.46%
TJX Companies, Inc.	18,000	901,080
Retail - Restaurants 4.37%
Chuy's Holdings, Inc.	16,000	613,440	*
Starbucks Corp.	15,000	982,350
		1,595,790
Retail - Vitamins/Nutritional Supplements 1.81%
GNC Holdings, Inc., Class A	15,000	663,150
Transportation - Rail 2.11%
Union Pacific Corp.	5,000	771,400
Transportation - Truck 2.28%
Old Dominion Freight Line, Inc.	20,000	832,400	*
Total Common Stocks		31,554,507
(cost $25,941,434)

Exchange-Traded Funds (ETF) 3.03%

SPDR S&P Bank ETF	15,000	430,800
SPDR S&P Regional Banking ETF	20,000	677,600
Total Exchange-Traded Funds		1,108,400
(cost $891,765)

Warrants 0.00%

Gold Mining 0.00%
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	3,700	0	*@#
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	500,000	0	*@#
Total Warrants		0
(cost $0)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Holmes Growth Fund

Purchased Put Option 0.34%	Contracts	Value
Exchange-Traded Funds 0.34%
SPDR S&P 500 ETF, Strike Price 160, Expiration July 2013	550	$123,750
(cost $157,700)
Master Limited Partnership 0.62%	Units
Oil Companies - Exploration & Production 0.62%
Mid-Con Energy Partners L.P.	10,000	225,500
(cost $239,560)
Gold-Linked Note 0.95%	Principal Amount
Gold Mining 0.95%
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	$370,000	347,800	@#
(cost $370,000)

Silver-Linked Note 0.40%

Gold Mining 0.40%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	316,000	145,360
(cost $253,275)

Corporate Note 0.41%

Electric - Generation 0.41%
Pacific Power Generation Corp.,15.00%, maturity 04/03/17 (RS)	150,000	150,000	@#
(cost $150,000)
Total Investments 92.06%		33,655,317
(cost $28,003,734)
Other assets and liabilities, net 7.94%		2,903,404
Net Assets 100%		$36,558,721
Written Call Option	Shares Subject To Call
Celgene Corp., Strike Price 120, Expiration July 2013	4,000	$10,260
(premiums received $14,308) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

MegaTrends Fund

Common Stocks 93.12%	Shares	Value
Agricultural Operations 0.17%
Agriterra Ltd.	627,600	$18,994	*
Audio/Video Products 1.88%
Sony Corp., Sponsored ADR	10,000	211,900
Automotive - Cars & Light Trucks 4.19%
Ford Motor Co.	15,000	232,050
Toyota Motor Corp., Sponsored ADR	2,000	241,320
		473,370
Automotive/Truck Parts & Equipment - Original 2.07%
Visteon Corp.	3,700	233,544	*
Cable/Satellite TV 4.38%
Comcast Corp., Class A	5,500	230,340
Time Warner Cable, Inc.	2,350	264,328
		494,668
Casino Hotels 1.88%
Las Vegas Sands Corp.	4,000	211,720
Chemicals - Specialty 1.09%
Eastman Chemical Co.	1,750	122,518
Coal 0.14%
Pacific Coal Resources Ltd.	39,830	16,287	*
Commercial Services 0.94%
Iron Mountain, Inc.	4,000	106,440
Computer Services 0.94%
Cognizant Technology Solutions Corp., Class A	1,700	106,437	*
Computers 0.91%
Apple, Inc.	260	102,981
Computers - Memory Devices 1.05%
EMC Corp.	5,000	118,100
Dialysis Centers 1.87%
DaVita HealthCare Partners Inc.	1,750	211,400	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

MegaTrends Fund

Common Stocks (cont'd)	Shares	Value
Diversified Banking Institutions 7.58%
Bank of America Corp.	17,500	$225,050
JPMorgan Chase & Co.	4,100	216,439
Morgan Stanley	8,575	209,487
The Goldman Sachs Group, Inc.	1,350	204,188
		855,164
E-Commerce/Products 1.11%
Amazon.com, Inc.	450	124,960	*
E-Commerce/Services 1.07%
Expedia, Inc.	2,000	120,300
Electric - Generation 2.20%
Pacific Power Generation Corp. (RS)	349,057	248,249	*@#
Electric - Integrated 1.07%
PPL Corp.	4,000	121,040
Electronic Components - Miscellaneous 1.07%
Jabil Circuit, Inc.	5,900	120,242
Energy - Alternate Sources 0.59%
Pacific Green Energy Corp. (RS)	100,000	66,410	*@#
Engineering/Research & Development Services 1.05%
Fluor Corp.	2,000	118,620
Finance - Credit Card 1.98%
Discover Financial Services	4,700	223,908
Food - Miscellaneous/Diversified 1.05%
ConAgra Foods, Inc.	3,400	118,762
Gold Mining 0.04%
Gran Colombia Gold Corp.	2,848	5,038	*
Investment Management/Advisory Services 1.95%
WisdomTree Investments, Inc.	19,000	219,830	*
Life/Health Insurance 2.06%
Manulife Financial Corp.	14,500	232,290

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

MegaTrends Fund

Common Stocks (cont'd)	Shares	Value
Medical - Biomedical/Gene 1.84%
Amgen, Inc.	2,100	$207,186
Medical - Drugs 2.06%
Merck & Co., Inc.	5,000	232,250
Medical - HMO 4.27%
Aetna, Inc.	3,600	228,744
Cigna Corp.	3,500	253,715
		482,459
Medical - Hospitals 2.04%
Tenet Healthcare Corp.	5,000	230,500	*
Medical - Wholesale Drug Distribution 4.22%
Cardinal Health, Inc.	5,000	236,000
McKesson Corp.	2,100	240,450
		476,450
Medical Instruments 2.94%
Edwards Lifesciences Corp.	1,550	104,160	*
St. Jude Medical, Inc.	5,000	228,150
		332,310
Medical Labs & Testing Services 2.17%
ICON plc	6,900	244,467	*
Metal - Iron 1.77%
Andean Pacific Iron Corp., 144A (RS)	430,000	200,208	*@#
Multi-line Insurance 4.01%
American International Group, Inc.	5,000	223,500	*
MetLife, Inc.	5,000	228,800
		452,300
Multimedia 2.14%
Twenty-First Century Fox, Inc., Class A	7,400	241,240
Oil Companies - Exploration & Production 2.09%
Newfield Exploration Co.	5,000	119,450	*
QEP Resources, Inc.	4,200	116,676
		236,126

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

MegaTrends Fund

Common Stocks (cont'd)	Shares	Value
Oil Field Machinery & Equipment 1.04%
National-Oilwell Varco, Inc.	1,700	$117,130
Oil Refining & Marketing 0.94%
Marathon Petroleum Corp.	1,500	106,590
Quarrying 5.31%
Pacific Stone Tech, Inc. (RS)	2,405	599,061	*@#
Real Estate Management/Services 2.13%
Mitsubishi Estate Co., Ltd., ADR	9,000	240,390
Real Estate Operating/Development 2.89%
Pacific Infrastructure, Inc. (RS)	326,533	326,533	*@#
Recreational Vehicles 2.02%
Polaris Industries, Inc.	2,400	228,000
Retail - Major Department Store 2.00%
TJX Companies, Inc.	4,500	225,270
Semiconductors Components/Integrated Circuits 0.97%
QUALCOMM, Inc.	1,800	109,944
Steel - Specialty 0.98%
Allegheny Technologies, Inc.	4,200	110,502
Transportation - Services 0.96%
FedEx Corp.	1,100	108,438
Total Common Stocks		10,510,526
(cost $9,973,512)

Exchange-Traded Fund (ETF) 1.01%

iShares Mortgage Real Estate Capped Index Fund	9,000	113,940
(cost $119,675)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

MegaTrends Fund

Purchased Put Options 0.21%	Contracts	Value
Exchange-Traded Funds 0.21%
SPDR S&P 500 ETF, Strike Price 150, Expiration July 2013	100	$3,350
SPDR S&P 500 ETF, Strike Price 155, Expiration July 2013	100	8,850
SPDR S&P 500 ETF, Strike Price 160, Expiration July 2013	50	11,250
Total Purchased Put Options		23,450
(cost $57,924)
Silver-Linked Note 0.44%	Principal Amount
Gold Mining 0.44%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	$109,000	50,140
(cost $87,884)

Corporate Note 0.89%

Electric - Generation 0.89%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	100,000	100,000	@#
(cost $100,000)
Total Investments 95.67%		10,798,056
(cost $10,338,995)
Other assets and liabilities, net 4.33%		488,242
Net Assets 100%		$11,286,298

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Resources Fund

Common Stocks 75.76%	Shares	Value
Agricultural Chemicals 6.43%
CF Industries Holdings, Inc.	30,500	$5,230,750
Monsanto Co.	75,000	7,410,000
Mosaic Co.	160,000	8,609,600
Potash Corporation of Saskatchewan, Inc.	100,000	3,813,000
Spur Ventures, Inc.	274,867	88,873	*
		25,152,223
Agricultural Operations 0.52%
Agriterra Ltd.	67,958,600	2,056,694	*+
Building Products - Cement/Aggregates 5.74%
Eagle Materials, Inc.	100,000	6,627,000
Martin Marietta Materials, Inc.	80,000	7,873,600
Vulcan Materials Co.	165,000	7,987,650
		22,488,250
Chemicals - Diversified 2.47%
LyondellBasell Industries N.V., Class A	85,000	5,632,100
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR	100,000	4,040,000
		9,672,100
Coal 0.96%
Pacific Coal Resources Ltd.	3,312,561	1,354,573	*+
Sable Mining Africa Ltd.	30,972,371	2,346,755	*
Walter Energy, Inc., 144A	4,293	44,459	*
		3,745,787
Diamonds/Precious Stones 0.02%
Diamond Fields International Ltd.	1,800,000	59,911	*
Rockwell Diamonds, Inc., 144A	63,333	11,293	*
		71,204
Diversified Minerals 0.62%
African Potash Ltd.	15,825,000	420,541	*+
Calibre Mining Corp.	600,000	28,529	*
Canada Zinc Metals Corp.	1,000,000	228,234	*
Lithium Americas Corp.	476,667	217,584	*
Niocan, Inc., 144A	362,069	67,142	*
Sirocco Mining, Inc.	1,078,900	543,785	*
Woulfe Mining Corp.	9,715,100	923,884	*
		2,429,699

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Resources Fund

Common Stocks (cont'd)	Shares	Value
Electric - Generation 0.88%
Pacific Power Generation Corp. (RS)	4,868,396	$3,462,403	*@#
Energy - Alternate Sources 0.41%
Pacific Green Energy Corp. (RS)	2,400,000	1,593,840	*+@#
Finance - Investment Banker/Broker 0.05%
Aberdeen International, Inc.	1,274,750	181,839
Food - Flour & Grain 0.71%
Amira Nature Foods Ltd.	330,000	2,772,000	*
Food - Meat Products 4.08%
BRF S.A., Sponsored ADR	265,000	5,753,150
Minerva S.A.	700,000	3,230,649	*
Tyson Foods, Inc., Class A	271,400	6,969,552
		15,953,351
Forestry 2.05%
Prima Colombia Hardwood, Inc.	15,265,832	72,587	*
West Fraser Timber Co., Ltd.	105,000	7,938,282
		8,010,869
Gold Mining 5.41%
Alamos Gold, Inc.	64,408	780,332
Besra Gold, Inc.	295,000	12,624	*
Chesapeake Gold Corp.	103,375	313,600	*
Chesapeake Gold Corp., 144A	52,400	158,962	*
Corona Minerals Ltd.	50,000	1,143	*@#
Goldcorp, Inc.	300,000	7,419,000
Gran Colombia Gold Corp.	740,394	1,309,622	*
Kinross Gold Corp., 144A	1	5
Nevsun Resources Ltd.	650,000	1,917,500
NGEx Resources, Inc.	1,500,000	2,852,931	*
Randgold Resources Ltd., Sponsored ADR	90,000	5,764,500
Rusoro Mining Ltd.	3,119,433	0	*@#
Sunridge Gold Corp.	4,850,000	645,714	*
		21,175,933
Independent Power Producer 0.46%
Calpine Corp.	85,000	1,804,550	*
Medical - Hospitals 0.00%
African Medical Investments plc	2,507,500	8,580	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Resources Fund

Common Stocks (cont'd)	Shares	Value
Metal - Copper 3.93%
Catalyst Copper Corp.	1,800,000	$42,794	*
Catalyst Copper Corp., 144A	5,000,000	118,872	*
Freeport-McMoRan Copper & Gold, Inc.	265,000	7,316,650
Los Andes Copper Ltd.	754,000	164,919	*
Southern Copper Corp.	280,000	7,733,600
Verona Development Corp.	708,800	0	*@#
		15,376,835
Metal - Diversified 3.05%
Bell Copper Corp.	2,500,000	11,887	*
Concordia Resource Corp.	1,000,000	142,647	*
Glencore Xstrata plc	1,750,000	7,279,216
GoviEx Uranium, Inc., 144A (RS)	750,000	1,180,050	*@#
HudBay Minerals, Inc.	500,000	3,300,000
Orsu Metals Corp., 144A	147,605	8,422	*
		11,922,222
Metal - Iron 0.36%
Andean Pacific Iron Corp., 144A (RS)	2,600,000	1,210,560	*@#
Oceanic Iron Ore Corp.	2,000,000	161,666	*
West African Iron Ore Corp., 144A	2,925,000	55,632	*
		1,427,858
Mining Services 0.34%
Bounty Mining Ltd.	22,000,000	251,501	*@#
Natasa Mining Ltd.	1,036,350	1,079,616	*
		1,331,117
Natural Resource Technology 0.01%
I-Pulse, Inc., 144A (RS)	15,971	50,947	*@#
Non - Ferrous Metals 0.22%
Anfield Nickel Corp.	290,000	813,561	*
Sterling Group Ventures, Inc., 144A	500,000	45,000	*
		858,561
Oil - Field Services 4.10%
Hornbeck Offshore Services, Inc.	210,000	11,235,000	*
Pioneer Energy Services Corp.	730,000	4,832,600	*
		16,067,600
Oil - US Royalty Trusts 0.25%
BP Prudhoe Bay Royalty Trust	10,000	962,700

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Resources Fund

Common Stocks (cont'd)	Shares	Value
Oil Companies - Exploration & Production 14.27%
Africa Oil Corp.	231,000	$1,548,714	*
Africa Oilfield Logistics Ltd.	55,834,483	5,519,350	*+
Anadarko Petroleum Corp.	120,000	10,311,600
Birchcliff Energy Ltd.	220,000	1,707,194	*
BNK Petroleum, Inc.	931,300	752,798	*
Continental Resources, Inc.	130,000	11,187,800	*
Gran Tierra Energy, Inc.	1,195,000	7,181,950	*
Horn Petroleum Corp., 144A	2,110,889	491,815	*
Ivanhoe Energy, Inc.	138,033	122,078	*
Pacific Rubiales Energy Corp.	9,288	163,139
Petroamerica Oil Corp.	7,268,000	1,762,484	*
Petromanas Energy, Inc.	5,544,000	553,583	*
Pioneer Natural Resources Co.	50,800	7,353,300
Range Energy Resources, Inc.	100,000	1,664	*+
Range Energy Resources, Inc., 144A	15,000,000	249,631	*+
Royalite Petroleum Co., Inc.	2,266,333	2,040	*
ShaMaran Petroleum Corp.	5,250,000	1,797,347	*
Southwestern Energy Co.	120,000	4,383,600	*
U.S. Oil Sands, Inc., 144A	7,777,777	776,631	*
		55,866,718
Oil Companies - Integrated 1.46%
Marathon Oil Corp.	80,000	2,766,400
Phillips 66	50,000	2,945,500
		5,711,900
Oil Field Machinery & Equipment 3.14%
Cameron International Corp.	105,000	6,421,800	*
Dresser-Rand Group, Inc.	98,000	5,878,040	*
		12,299,840
Oil Field Services 2.09%
Superior Energy Services, Inc.	315,000	8,171,100	*
Oil Refining & Marketing 1.22%
Marathon Petroleum Corp.	65,000	4,618,900
Value Creation, Inc. (RS)	336,880	147,368	*@#
		4,766,268
Paper & Related Products 1.24%
International Paper Co.	110,000	4,874,100
Pipelines 2.69%
Kinder Morgan, Inc.	275,600	10,514,140

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Resources Fund

Common Stocks (cont'd)	Shares	Value
Precious Metals 0.16%
Fortress Minerals Corp.	170,200	$623,147	*
Quarrying 1.44%
Pacific Stone Tech, Inc. (RS)	22,659	5,644,130	*+@#
Real Estate Operating/Development 2.14%
Mongolia Growth Group Ltd.	285,000	929,628	*
Pacific Infrastructure, Inc. (RS)	7,443,544	7,443,544	*@#
		8,373,172
Silver Mining 1.00%
First Majestic Silver Corp.	370,000	3,918,300	*
Steel - Producers 1.84%
Reliance Steel & Aluminum Co.	110,000	7,211,600
Total Common Stocks		296,551,577
(cost $378,635,530)

Real Estate Investment Trusts (REIT) 3.59%

Plum Creek Timber Co., Inc.	130,000	6,067,100
Weyerhaeuser Co.	280,000	7,977,200
Total Real Estate Investment Trusts		14,044,300
(cost $11,040,902)

Exchange-Traded Funds (ETF) 2.99%

ETFS Palladium Trust	100,000	6,465,000	*
ETFS Platinum Trust	40,000	5,244,000	*
Total Exchange-Traded Funds		11,709,000
(cost $12,228,485)

Warrants 0.67%

Diversified Minerals 0.00%
Niocan, Inc., 144A, Warrants (August 2014)	260,000	0	*@#

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Resources Fund

Warrants (cont'd)	Shares	Value
Gold Mining 0.62%
Dundee Precious Metals, Inc., Warrants (November 2015)	728,561	$1,441,117	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	86,150	0	*@#
New Gold, Inc., 144A, Warrants (June 2017)	822,570	1,009,097	*
		2,450,214
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	1,162,500	0	*@#
Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	2,500,000	0	*@#
Metal - Iron 0.00%
West African Iron Ore Corp., 144A, Warrants (March 2016)	2,925,000	13,908	*
Oil Companies - Exploration & Production 0.05%
Horn Petroleum Corp., 144A, Warrants (September 2013)	2,110,889	50,185	*
Petroamerica Oil Corp., 144A, Warrants (October 2014)	8,000,000	133,137	*
U.S. Oil Sands, Inc., 144A, Warrants (May 2014)	7,777,777	0	*@#
		183,322
Total Warrants		2,647,444
(cost $672,412)
Purchased Call Options 0.27%	Contracts
Agricultural Chemicals 0.05%
Monsanto Co., Strike Price 100, Expiration Jan. 2014	300	191,250
Diversified Minerals 0.03%
BHP Billiton Ltd., Strike Price 60, Expiration Jan. 2014	350	130,375
Metal - Copper 0.05%
Freeport-McMoRan Copper & Gold, Inc., Strike Price 24, Expiration Jan. 2014	500	197,500
Oil Companies - Integrated 0.03%
Phillips 66, Strike Price 60, Expiration Aug. 2013	400	94,000
Oil Field Machinery & Equipment 0.09%
Cameron International Corp., Strike Price 57.50, Expiration Nov. 2013	500	350,000

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Resources Fund

Purchased Call Options (cont'd)	Contracts	Value
Oil Refining & Marketing 0.02%
Marathon Petroleum Corp., Strike Price 72.50, Expiration Oct. 2013	200	$94,000
Total Purchased Call Options		1,057,125
(cost $1,480,565)

Purchased Put Option 0.12%

Diversified Minerals 0.12%
BHP Billiton Ltd., Strike Price 60, Expiration Jan. 2014	650	459,875
(cost $450,962)
Master Limited Partnerships 6.48%	Units
Pipelines 6.48%
Atlas Energy L.P.	55,000	2,694,450
Enterprise Products Partners L.P.	178,000	11,062,700
Western Gas Partners L.P.	179,000	11,615,310
Total Master Limited Partnerships		25,372,460
(cost $19,470,176)
Convertible Bond 0.17%	Principal Amount
Mining Services 0.17%
Great Western Minerals Group Ltd., 8.00%, maturity 04/06/17	$1,000,000	658,500
(cost $1,000,000)

Gold-Linked Note 2.07%

Gold Mining 2.07%
Gran Colombia Gold Corp., 10.00%, maturity 10/31/17	8,615,000	8,098,100	@#
(cost $8,615,000)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Resources Fund

Silver-Linked Notes 0.79%	Principal Amount	Value
Gold Mining 0.79%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	$4,711,000	$2,167,060
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	2,000,000	920,000
Total Silver-Linked Notes		3,087,060
(cost $5,791,599)

Corporate Note 0.77%

Electric - Generation 0.77%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	3,000,000	3,000,000	@#
(cost $3,000,000)
Total Investments 93.68%		366,685,441
(cost $442,385,631)
Other assets and liabilities, net 6.32%		24,743,180
Net Assets 100%		$391,428,621

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

World Precious Minerals Fund

Common Stocks 71.52%	Shares	Value
Agricultural Operations 0.79%
Agriterra Ltd.	38,506,200	$1,165,349	*
Coal 1.11%
Pacific Coal Resources Ltd.	657,464	268,850	*
Sable Mining Africa Ltd.	18,071,500	1,369,265	*
		1,638,115
Diamonds/Precious Stones 1.24%
Gold Standard Ventures Corp.	880,000	554,400	*
Lucara Diamond Corp.	1,275,000	969,997	*
Northern Superior Resources, Inc., Class A	1,510,900	71,841	*
Olivut Resources Ltd.	645,000	202,415	*
Rockwell Diamonds, Inc., 144A	171,667	30,610	*
		1,829,263
Diversified Minerals 1.82%
Adamera Minerals Corp.	139,538	7,298	*
African Potash Ltd.	3,000,000	79,723	*
Aldridge Minerals, Inc.	2,060,000	401,598	*
Amarc Resources Ltd.	695,545	42,994	*
Calibre Mining Corp.	3,799,500	180,662	*
Elissa Resources Ltd., 144A	36,250	1,379	*
Indochine Mining Ltd.	7,785,500	347,154	*
Moss Lake Gold Mines Ltd.	3,353,500	223,237	*+
Sirocco Mining, Inc.	2,783,600	1,402,984	*
		2,687,029
Finance - Investment Banker/Broker 0.48%
Aberdeen International, Inc.	2,425,000	345,918
Difference Capital Financial, Inc.	100,000	370,881	*
		716,799
Gold Mining 44.80%
Agnico-Eagle Mines Ltd.	115,236	3,173,599
Alamos Gold, Inc.	196,886	2,385,362
Almaden Minerals Ltd.	580,000	821,834	*
Americas Bullion Royalty Corp.	2,970,200	338,951	*
Atna Resources Ltd.	1,746,700	182,718	*
AuRico Gold, Inc.	128,288	560,619
B2Gold Corp.	2,945,000	6,273,406	*
Banro Corp.	400,000	300,000	*
Belo Sun Mining Corp.	500,000	223,480	*
Besra Gold, Inc.	605,390	25,907	*
Brazilian Gold Corp.	500,000	57,059	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

World Precious Minerals Fund

Common Stocks (cont'd)	Shares	Value
Gold Mining (cont'd)
Canyon Resources Ltd.	4,337,729	$178,518	*+
Caza Gold Corp.	1,200,000	68,470	*
CB Gold, Inc.	1,135,000	194,285	*
Centerra Gold, Inc.	390,000	1,231,325
Chalice Gold Mines Ltd.	3,900,000	553,555	*
Chesapeake Gold Corp.	410,000	1,243,783	*
Chesapeake Gold Corp., 144A	192,199	583,058	*
Choice Gold Corp.	975,000	30,134	*
Choice Gold Corp., 144A	870,000	26,889	*
Comstock Mining, Inc.	1,066,351	1,759,479	*
Corona Minerals Ltd.	812,500	18,577	*@#
Coventry Resources, Inc.	1,779,100	135,351	*
Doray Minerals Ltd.	1,200,000	438,009	*
Dundee Precious Metals, Inc.	276,082	1,128,955	*
Eastmain Resources, Inc.	976,000	250,602	*
Edgewater Exploration Ltd.	500,000	57,059	*
Goldcorp, Inc.	2,017	49,880
Gran Colombia Gold Corp.	1,042,193	1,843,449	*+
Guyana Goldfields, Inc.	225,000	288,859	*
Harmony Gold Mining Co., Ltd., Sponsored ADR	600,000	2,286,000
Kilo Goldmines Ltd.	2,510,000	71,609	*
Kimber Resources, Inc.	1,000,000	93,800	*
Kinross Gold Corp.	23,850	121,635
Klondex Mines Ltd.	4,575,832	5,134,784	*+
Lexam VG Gold, Inc.	2,376,000	192,059	*
Lexam VG Gold, Inc., 144A	2,406,501	194,525	*
Luna Gold Corp.	723,839	722,772	*
Malbex Resources, Inc.	450,000	7,489	*
Malbex Resources, Inc., 144A	1,333,333	22,189	*
Mammoth Resources Corp.	1,000,000	47,549	*+
Midway Gold Corp.	571,863	539,267	*
Mirasol Resources Ltd.	2,231,600	2,589,085	*+
NGEx Resources, Inc.	2,464,949	4,688,220	*
OceanaGold Corp.	1,000,000	1,236,270	*
Pacific Rim Mining Corp., 144A	133,500	6,983	*
Papillon Resources Ltd.	2,000,000	1,217,549	*
Petaquilla Minerals Ltd., 144A	2,660,000	885,360	*
Pilot Gold, Inc.	1,543,200	1,174,038	*
PMI Gold Corp.	739,100	224,918	*
Premier Gold Mines Ltd.	350,000	609,101	*
Pretium Resources, Inc.	350,000	2,323,237	*
Radius Gold, Inc.	2,040,000	155,199	*
Radius Gold, Inc., 144A	125,000	9,510	*
Renaissance Gold, Inc.	557,000	111,236	*
Revolution Resources Corp., 144A	570,000	27,103	*
Richmont Mines, Inc.	210,000	319,200	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

World Precious Minerals Fund

Common Stocks (cont'd)	Shares	Value
Gold Mining (cont'd)
Rusoro Mining Ltd.	6,325,900	$0	*@#
Rye Patch Gold Corp.	4,081,000	756,783	*
Rye Patch Gold Corp., 144A	1,800,000	333,793	*
Seafield Resources Ltd., 144A	1,300,000	67,995	*
SEMAFO, Inc.	150,000	221,102
Solvista Gold Corp., 144A	2,620,000	498,312	*
St Barbara Ltd.	1,500,000	616,021	*
Sulliden Gold Corp. Ltd.	1,000,000	751,272	*
Sunridge Gold Corp.	3,201,227	426,201	*
Taurus Gold Ltd., 144A (RS)	2,448,381	672,325	*@#
Timmins Gold Corp.	460,385	1,015,732	*
Tolima Gold, Inc.	60,000	1,997	*
Tolima Gold, Inc., 144A	4,100,000	136,465	*
Torex Gold Resources, Inc.	1,250,000	1,581,000	*
TriStar Gold, Inc.	1,392,000	463,316	*
True Gold Mining, Inc.	1,225,000	291,237	*
Veris Gold Corp.	300,000	109,838	*
Virginia Mines, Inc.	838,600	6,978,032	*
West Kirkland Mining, Inc.	1,500,000	160,477	*
Yamana Gold, Inc.	187,500	1,783,125
		66,298,882
Gold/Mineral Royalty Companies 0.60%
Franco-Nevada Corp.	25,000	894,250
Investment Companies 0.00%
Invictus Financial, Inc.	49,800	4,736	*@#
Medical - Hospitals 0.01%
African Medical Investments plc	4,637,500	15,869	*
Metal - Copper 0.63%
Catalyst Copper Corp.	1,564,000	37,183	*
Catalyst Copper Corp., 144A	2,000,000	47,549	*
Lumina Copper Corp.	30,000	138,367	*
Nevada Copper Corp.	375,000	716,799	*
Verona Development Corp.	48,500	0	*@#
		939,898
Metal - Diversified 5.98%
Balmoral Resources Ltd.	1,210,500	333,836	*
Bell Copper Corp.	2,000,000	9,510	*
Cardinal Resources Ltd.	1,866,308	72,540	*
Dalradian Resources, Inc.	1,696,000	935,457	*
First Point Minerals Corp.	2,400,000	308,117	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

World Precious Minerals Fund

Common Stocks (cont'd)	Shares	Value
Metal - Diversified (cont'd)
Foran Mining Corp.	516,500	$122,795	*
Imperial Metals Corp.	257,500	2,571,204	*
Ivanplats Ltd., Class A	100,000	145,499	*
Mandalay Resources Corp.	2,530,000	1,636,061
Mariana Resources Ltd.	4,235,000	82,111	*
Novo Resources Corp.	1,101,000	774,799	*
Orex Minerals, Inc.	1,521,000	455,627	*
Orsu Metals Corp.	289,800	16,536	*
Orsu Metals Corp., 144A	1,800,000	102,706	*
Silver Bull Resources, Inc.	2,100,000	808,500	*
Temex Resources Corp.	950,000	99,377	*
Trevali Mining Corp.	700,000	372,783	*
		8,847,458
Metal - Iron 1.25%
Andean Pacific Iron Corp., 144A (RS)	3,960,000	1,843,776	*@#
Mining Services 1.45%
Argent Minerals Ltd.	5,625,000	139,329	*
Energold Drilling Corp.	410,000	658,932	*
Natasa Mining Ltd.	1,300,849	1,355,157	*
		2,153,418
Oil Companies - Exploration & Production 0.00%
Big Sky Energy Corp.	2,000,000	0	*@#
Platinum 0.77%
Pacific North West Capital Corp., 144A	1,291,666	42,992	*
Platinum Group Metals Ltd.	1,261,000	1,103,248	*
		1,146,240
Precious Metals 5.82%
Candente Gold Corp.	765,000	54,562	*+
Candente Gold Corp., 144A	4,875,000	347,701	*+
Fortress Minerals Corp.	204,300	747,996	*
Fortress Minerals Corp., 144A	70,000	256,288	*
Pan African Resources plc	8,249,810	1,594,199	*
Polymetal International plc	180,100	1,248,506
Primero Mining Corp.	74,934	334,925	*
Primero Mining Corp., CDI	368,000	1,644,810	*
Roxgold, Inc.	1,500,000	549,189	*
Sabina Gold & Silver Corp.	899,400	838,203	*
Santana Minerals Ltd.	1,925,800	126,803	*
Solitario Exploration & Royalty Corp.	975,000	877,500	*
		8,620,682

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

World Precious Minerals Fund

Common Stocks (cont'd)	Shares	Value
Silver Mining 4.77%
First Majestic Silver Corp.	77,164	$817,167	*
MAG Silver Corp.	770,000	4,503,352	*
Pan American Silver Corp.	25,067	291,780
Santacruz Silver Mining Ltd.	949,500	893,923	*
SilverCrest Mines, Inc.	400,000	547,763	*
		7,053,985
Total Common Stocks		105,855,749
(cost $273,851,737)

Exchange-Traded Funds (ETF) 3.13%

ETFS Palladium Trust	6,500	420,225	*
ETFS Platinum Trust	3,000	393,300	*
Market Vectors Gold Miners ETF	20	488
Market Vectors Junior Gold Miners ETF	35	321
SPDR Gold Trust	32,000	3,812,800	*
Total Exchange-Traded Funds		4,627,134
(cost $5,952,229)

Warrants 3.51%

Finance - Investment Banker/Broker 0.00%
Difference Capital Funding, Inc., 144A, Warrants (October 2014)	500,000	0	*@#
Gold Mining 3.21%
Choice Gold Corp., 144A, Warrants (December 2013)	870,000	0	*@#
Crystallex International Corp., 144A, Warrants (December 2049)	162,500	0	*@#
Dundee Precious Metals, Inc., Warrants (November 2015)	1,470,151	2,908,006	*
Endeavour Mining Corp., Warrants (February 2014)	1,030,000	26,936	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	58,450	0	*@#
Kinross Gold Corp., Warrants (September 2013)	788,411	3,749	*
Kinross Gold Corp., Warrants (September 2014)	250,000	20,208	*
New Gold, Inc., Warrants (June 2017)	1,031,279	1,265,132	*
New Gold, Inc., 144A, Warrants (June 2017)	352,530	432,470	*
Petaquilla Minerals Ltd., 144A, Warrants (January 2014)	2,660,000	0	*@#
Solvista Gold Corp., 144A, Warrants (April 2014)	1,310,000	0	*@#
Tolima Gold, Inc., 144A, Warrants (December 2013)	2,050,000	0	*@#
Torex Gold Resources, Inc., Warrants (October 2013)	4,782,500	90,961	*
See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

World Precious Minerals Fund

Warrants (cont'd)	Shares	Value
Gold Mining (cont'd)
Veris Gold Corp., Warrants (December 2016)	282,200	$10,064	*
		4,757,526
Gold/Mineral Royalty Companies 0.29%
Franco-Nevada Corp., Warrants (July 2013)	7,400	35	*
Franco-Nevada Corp., 144A, Warrants (July 2013)	125,000	594	*
Franco-Nevada Corp., Warrants (June 2017)	130,667	422,489	*
		423,118
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	2,125,000	0	*@#
Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	1,000,000	0	*@#
Metal - Diversified 0.01%
Cardinal Resources Ltd., Warrants (June 2014)	2,799,462	8,961	*
Silver Bull Resources, Inc., Warrants (August 2014)	500,000	0	*@#
		8,961
Total Warrants		5,189,605
(cost $9,674,332)

Special Warrants 0.00%

Gold/Mineral Exploration & Development 0.00%
Western Exploration & Development Ltd., 144A, Special Warrants (December 2049) (RS)	600,000	0	*@#
(cost $300,000)
Purchased Call Options 2.53%	Contracts
Exchange-Traded Funds 0.58%
Market Vectors Gold Miners ETF, Strike Price 23, Expiration Jan. 2014	281	109,590
Market Vectors Gold Miners ETF, Strike Price 30, Expiration Jan. 2014	1,000	135,000
Market Vectors Gold Miners ETF, Strike Price 38, Expiration Jan. 2014	1,274	46,501
Market Vectors Junior Gold Miners ETF, Strike Price 12, Expiration Aug. 2013	24	360
Market Vectors Junior Gold Miners ETF, Strike Price 9, Expiration Jan. 2014	632	110,600
Market Vectors Junior Gold Miners ETF, Strike Price 12, Expiration Jan. 2014	5,000	425,000
Market Vectors Junior Gold Miners ETF, Strike Price 16, Expiration Jan. 2014	849	29,715
		856,766

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

World Precious Minerals Fund

Purchased Call Options (cont'd)	Shares	Value
Gold Mining 1.30%
Agnico-Eagle Mines Ltd., Strike Price 32.50, Expiration Jan. 2014	2,079	$458,420
Agnico-Eagle Mines Ltd., Strike Price 35, Expiration Jan. 2014	166	26,643
Agnico-Eagle Mines Ltd., Strike Price 40, Expiration Jan. 2014	425	37,825
AngloGold Ashanti Ltd., Strike Price 25, Expiration Jan. 2014	641	11,217
AuRico Gold, Inc., Strike Price 5, Expiration Jan. 2014	2,294	120,435
Barrick Gold Corp., Strike Price 32, Expiration July 2013	1,500	1,500
Barrick Gold Corp., Strike Price 18, Expiration Jan. 2014	225	36,113
Barrick Gold Corp., Strike Price 20, Expiration Jan. 2014	999	110,390
Barrick Gold Corp., Strike Price 23, Expiration Jan. 2014	100	6,450
Barrick Gold Corp., Strike Price 30, Expiration Jan. 2014	1,075	20,425
Eldorado Gold Corp., Strike Price 8, Expiration Jan. 2014	3,299	164,950
Eldorado Gold Corp., Strike Price 13, Expiration Jan. 2014	740	5,550
Gold Fields Ltd., Strike Price 8, Expiration Jan. 2014	575	8,912
Goldcorp, Inc., Strike Price 36, Expiration July 2013	945	1,890
Goldcorp, Inc., Strike Price 30, Expiration Jan. 2014	775	122,837
Goldcorp, Inc., Strike Price 65, Expiration Jan. 2014	1,460	6,570
IAMGOLD Corp., Strike Price 8, Expiration Jan. 2014	1,492	22,380
Kinross Gold Corp., Strike Price 5, Expiration Jan. 2014	522	44,370
Kinross Gold Corp., Strike Price 12, Expiration Jan. 2014	1,937	17,433
Newmont Mining Corp., Strike Price 40, Expiration Jan. 2014	1,075	87,612
Randgold Resources Ltd., Strike Price 82.50, Expiration Jan. 2014	326	92,910
Yamana Gold, Inc., Strike Price 10, Expiration Jan. 2014	3,375	453,938
Yamana Gold, Inc., Strike Price 13, Expiration Jan. 2014	500	28,750
Yamana Gold, Inc., Strike Price 15, Expiration Jan. 2014	1,099	35,168
		1,922,688
Platinum 0.15%
Stillwater Mining Co., Strike Price 12, Expiration Jan. 2014	1,932	222,180
Silver Mining 0.50%
First Majestic Silver Corp., Strike Price 12.50, Expiration Jan. 2014	1,634	204,250
First Majestic Silver Corp., Strike Price 15, Expiration Jan. 2014	57	4,275
Pan American Silver Corp., Strike Price 13, Expiration Jan. 2014	671	80,520
Pan American Silver Corp., Strike Price 15, Expiration Jan. 2014	339	23,730
Silver Wheaton Corp., Strike Price 25, Expiration Jan. 2014	2,833	405,119
Silver Wheaton Corp., Strike Price 33, Expiration Jan. 2014	400	19,200
		737,094
Total Purchased Call Options		3,738,728
(cost $10,806,735)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

World Precious Minerals Fund

Convertible Bond 0.20%	Principal Amount		Value
Gold Mining 0.20%
Lake Shore Gold Corp., 6.25%, maturity 09/30/17	CAD	500,000	$294,803
(cost $414,367)

Gold-Linked Note 3.71%

Gold Mining 3.71%
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	$5,845,000	5,494,300	@#
(cost $5,845,000)

Silver-Linked Notes 2.68%

Gold Mining 2.68%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	477,000	219,420
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	8,150,000	3,749,000
Total Silver-Linked Notes		3,968,420
(cost $8,538,167)

Corporate Note 0.54%

Electric - Generation 0.54%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	800,000	800,000	@#
(cost $800,000)
Total Investments 87.82%		129,968,739
(cost $316,182,567)
Other assets and liabilities, net 12.18%		18,029,209
Net Assets 100%		$147,997,948

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Gold and Precious Metals Fund

Common Stocks 44.39%	Shares	Value
Commercial Banks - Non US 0.78%
Sprott Resource Lending Corp.	550,000	$679,949
Gold Mining 30.92%
Agnico-Eagle Mines Ltd.	57,764	1,590,821
Alacer Gold Corp.	225,000	475,013
Alamos Gold, Inc.	112,506	1,363,061
Atna Resources Ltd.	779,800	81,573	*
AuRico Gold, Inc.	160,312	700,563
B2Gold Corp.	1,500,000	3,195,283	*
Banro Corp.	450,000	337,500	*
Centerra Gold, Inc.	420,000	1,326,043
Cia de Minas Buenaventura S.A., Sponsored ADR	20,000	295,200
Comstock Mining, Inc.	1,048,637	1,730,251	*
DRDGOLD Ltd., Sponsored ADR	125,000	678,750
Dundee Precious Metals, Inc.	123,288	504,149	*
Endeavour Mining Corp.	300,000	159,764	*
Goldcorp, Inc.	2,983	73,770
Gran Colombia Gold Corp.	405,766	717,726	*
Harmony Gold Mining Co., Ltd., Sponsored ADR	450,000	1,714,500
Kinross Gold Corp.	101,150	515,865
Kirkland Lake Gold, Inc.	75,000	315,249	*
Lake Shore Gold Corp.	500,000	152,156	*
Luna Gold Corp.	487,961	487,242	*
McEwen Mining, Inc.	300,000	504,000	*
Nevsun Resources Ltd.	275,000	811,250
New Gold, Inc.	68,000	436,560	*
Newcrest Mining Ltd.	100,000	898,147
Newcrest Mining Ltd., Sponsored ADR	50,000	473,500
OceanaGold Corp.	1,000,000	1,236,270	*
Osisko Mining Corp.	150,000	496,410	*
Richmont Mines, Inc.	100,000	152,000	*
Rio Alto Mining Ltd.	300,000	556,322	*
Royal Gold, Inc.	12,000	504,960
Sandstorm Gold Ltd.	355,000	2,082,973	*
SEMAFO, Inc.	100,000	147,401
St Barbara Ltd.	500,000	205,340	*
Timmins Gold Corp.	204,615	451,435	*
Veris Gold Corp.	320,700	117,417	*
Yamana Gold, Inc.	170,000	1,616,700
		27,105,164
Gold/Mineral Royalty Companies 2.04%
Franco-Nevada Corp.	50,000	1,788,500

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Gold and Precious Metals Fund

Common Stocks (cont'd)	Shares	Value
Medical - Hospitals 0.01%
African Medical Investments plc	2,000,000	$6,843	*
Metal - Diversified 2.57%
Imperial Metals Corp.	111,500	1,113,357	*
Mandalay Resources Corp.	1,758,500	1,137,159
		2,250,516
Mining Services 0.39%
Major Drilling Group International, Inc.	50,000	340,450
Oil Companies - Exploration & Production 2.83%
Anadarko Petroleum Corp.	5,000	429,650
QEP Resources, Inc.	20,000	555,600
SM Energy Co.	25,000	1,499,500
		2,484,750
Precious Metals 2.11%
Pan African Resources plc	4,150,190	801,986	*
Polymetal International plc	151,400	1,049,549
		1,851,535
Silver Mining 2.74%
First Majestic Silver Corp.	62,836	665,433	*
Pan American Silver Corp.	125,833	1,464,696
SilverCrest Mines, Inc.	200,000	273,882	*
		2,404,011
Total Common Stocks		38,911,718
(cost $86,559,841)

Exchange-Traded Funds (ETF) 7.88%

ETFS Palladium Trust	14,000	905,100	*
ETFS Physical Silver Shares	40,000	776,800	*
ETFS Platinum Trust	10,000	1,311,000	*
Market Vectors Gold Miners ETF	20	488
Market Vectors Junior Gold Miners ETF	35	321
SPDR Gold Trust	32,800	3,908,120	*
Total Exchange-Traded Funds		6,901,829
(cost $9,001,775)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Gold and Precious Metals Fund

Warrants 4.38%	Shares	Value
Gold Mining 4.10%
Crystallex International Corp., 144A, Warrants (December 2049)	62,500	$0	*@#
Dundee Precious Metals, Inc., Warrants (November 2015)	1,601,287	3,167,398	*
Endeavour Mining Corp., Warrants (February 2014)	382,500	10,003	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	29,400	0	*@#
Kinross Gold Corp., Warrants (September 2013)	662,394	3,149	*
Kinross Gold Corp., Warrants (September 2014)	130,000	10,508	*
New Gold, Inc., Warrants (June 2017)	325,621	399,459	*
Veris Gold Corp., Warrants (December 2016)	195,300	6,965	*
		3,597,482
Gold/Mineral Royalty Companies 0.28%
Franco-Nevada Corp., 144A, Warrants (July 2013)	125,000	594	*
Franco-Nevada Corp., Warrants (June 2017)	75,533	244,223	*
		244,817
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	912,500	0	*@#
Total Warrants		3,842,299
(cost $6,504,021)
Purchased Call Options 3.70%	Contracts
Exchange-Traded Funds 0.60%
Market Vectors Gold Miners ETF, Strike Price 23, Expiration Jan. 2014	169	65,910
Market Vectors Gold Miners ETF, Strike Price 30, Expiration Jan. 2014	1,000	135,000
Market Vectors Gold Miners ETF, Strike Price 38, Expiration Jan. 2014	749	27,339
Market Vectors Junior Gold Miners ETF, Strike Price 12, Expiration Aug. 2013	16	240
Market Vectors Junior Gold Miners ETF, Strike Price 9, Expiration Jan. 2014	368	64,400
Market Vectors Junior Gold Miners ETF, Strike Price 12, Expiration Jan. 2014	2,500	212,500
Market Vectors Junior Gold Miners ETF, Strike Price 16, Expiration Jan. 2014	475	16,625
		522,014
Gold Mining 2.09%
Agnico-Eagle Mines Ltd., Strike Price 32.50, Expiration Jan. 2014	1,040	229,320
Agnico-Eagle Mines Ltd., Strike Price 35, Expiration Jan. 2014	84	13,482
Agnico-Eagle Mines Ltd., Strike Price 40, Expiration Jan. 2014	250	22,250
AngloGold Ashanti Ltd., Strike Price 25, Expiration Jan. 2014	322	5,635
AuRico Gold, Inc., Strike Price 5, Expiration Jan. 2014	2,573	135,082
Barrick Gold Corp., Strike Price 32, Expiration July 2013	1,000	1,000
Barrick Gold Corp., Strike Price 18, Expiration Jan. 2014	225	36,113
Barrick Gold Corp., Strike Price 20, Expiration Jan. 2014	500	55,250
Barrick Gold Corp., Strike Price 23, Expiration Jan. 2014	100	6,450

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Gold and Precious Metals Fund

Purchased Call Options (cont'd)	Shares	Value
Gold Mining (cont'd)
Barrick Gold Corp., Strike Price 30, Expiration Jan. 2014	600	$11,400
Eldorado Gold Corp., Strike Price 8, Expiration Jan. 2014	2,000	100,000
Eldorado Gold Corp., Strike Price 13, Expiration Jan. 2014	626	4,695
Gold Fields Ltd., Strike Price 8, Expiration Jan. 2014	500	7,750
Goldcorp, Inc., Strike Price 36, Expiration July 2013	520	1,040
Goldcorp, Inc., Strike Price 30, Expiration Jan. 2014	650	103,025
Goldcorp, Inc., Strike Price 65, Expiration Jan. 2014	708	3,186
IAMGOLD Corp., Strike Price 8, Expiration Jan. 2014	978	14,670
Kinross Gold Corp., Strike Price 5, Expiration Jan. 2014	2,784	236,640
Kinross Gold Corp., Strike Price 12, Expiration Jan. 2014	1,438	12,942
Kinross Gold Corp., Strike Price 3, Expiration Jan. 2015	300	70,650
New Gold, Inc., Strike Price 8, Expiration Jan. 2014	2,000	100,000
Newmont Mining Corp., Strike Price 40, Expiration Jan. 2014	600	48,900
Randgold Resources Ltd., Strike Price 82.50, Expiration Jan. 2014	189	53,865
Royal Gold, Inc., Strike Price 60, Expiration Jan. 2014	424	61,480
Yamana Gold, Inc., Strike Price 10, Expiration Jan. 2014	3,374	453,803
Yamana Gold, Inc., Strike Price 13, Expiration Jan. 2014	500	28,750
Yamana Gold, Inc., Strike Price 15, Expiration Jan. 2014	600	19,200
		1,836,578
Platinum 0.13%
Stillwater Mining Co., Strike Price 12, Expiration Jan. 2014	967	111,205
Silver Mining 0.88%
First Majestic Silver Corp., Strike Price 12.50, Expiration Jan. 2014	1,298	162,250
First Majestic Silver Corp., Strike Price 15, Expiration Jan. 2014	43	3,225
Pan American Silver Corp., Strike Price 13, Expiration Jan. 2014	2,228	267,360
Pan American Silver Corp., Strike Price 15, Expiration Jan. 2014	434	30,380
Silver Wheaton Corp., Strike Price 25, Expiration Jan. 2014	2,066	295,438
Silver Wheaton Corp., Strike Price 33, Expiration Jan. 2014	299	14,352
		773,005
Total Purchased Call Options		3,242,802
(cost $8,127,653)
Master Limited Partnership 3.07%	Units
Pipelines 3.07%
Atlas Energy L.P.	55,000	2,694,450
(cost $1,726,513)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Gold and Precious Metals Fund

Convertible Bond 0.34%	Principal Amount		Value
Gold Mining 0.34%
Lake Shore Gold Corp., 6.25%, maturity 09/30/17	CAD	500,000	$294,803
(cost $414,367)
Corporate Bonds 0.38%
Gold Mining 0.16%
Eldorado Gold Corp., 6.13%, maturity 12/15/20		$60,000	58,200
IAMGOLD Corp., 6.75%, maturity 10/01/20		60,000	51,000
Kinross Gold Corp., 5.13%, maturity 09/01/21		30,000	29,049
			138,249
Metal - Diversified 0.22%
HudBay Minerals, Inc., 9.50%, maturity 10/01/20		200,000	196,000
Total Corporate Bonds			334,249
(cost $348,125)
Gold-Linked Note 3.15%
Gold Mining 3.15%
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17		2,940,000	2,763,600	@#
(cost $2,940,000)
Silver-Linked Notes 2.36%
Gold Mining 2.36%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18		250,000	115,000
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18		4,250,000	1,955,000
Total Silver-Linked Notes			2,070,000
(cost $4,465,286)
Corporate Notes 4.60%
Electric - Generation 0.34%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)		300,000	300,000	@#

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Gold and Precious Metals Fund

Corporate Notes (cont'd)	Principal Amount	Value
Gold Mining 4.26%
Barrick Gold Corp., 6.95%, maturity 04/01/19	$1,700,000	$1,805,420
Newmont Mining Corp., 6.25%, maturity 10/01/39	2,000,000	1,922,116
		3,727,536
Total Corporate Notes		4,027,536
(cost $4,766,529)
Total Investments 74.25%		65,083,286
(cost $124,854,110)
Other assets and liabilities, net 25.75%		22,573,687
Net Assets 100%		$87,656,973

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Emerging Europe Fund

Common Stocks 82.63%	Shares	Value
Agricultural Chemicals 0.93%
Uralkali OJSC, Sponsored GDR	36,600	$1,207,873
Agricultural Operations 0.33%
Kernel Holding S.A.	30,000	432,044	*
Automotive - Cars & Light Trucks 4.35%
Tofas Turk Otomobil Fabrikasi A.S.	910,200	5,673,090
Beverages - Non-alcoholic 0.33%
Coca-Cola Icecek A.S.	15,000	431,097
Brewery 0.95%
Anadolu Efes Biracilik Ve Malt Sanayii AS	85,000	1,233,690
Building Products - Cement/Aggregates 0.22%
Akcansa Cimento A.S.	50,000	293,895
Cellular Telecommunication 10.40%
KCell JSC, 144A, GDR	120,000	1,806,000
Mobile TeleSystems OJSC	940,114	7,487,406
Turkcell Iletisim Hizmetleri A.S.	263,094	1,524,911	*
Turkcell Iletisim Hizmetleri A.S., Sponsored ADR	191,700	2,754,729	*
		13,573,046
Chemicals - Diversified 2.55%
Synthos S.A.	2,427,081	3,324,772
Coal 0.00%
Eastcoal, Inc.	52,100	867	*
Commercial Banks - Non US 15.59%
Bank of Georgia Holdings plc	9,978	253,254
Erste Group Bank AG	240,702	6,408,313
Sberbank of Russia, Sponsored ADR	470,800	5,367,941
Turkiye Garanti Bankasi A.S.	800,000	3,482,353
Turkiye Halk Bankasi A.S.	35,000	295,832
Turkiye Is Bankasi, Class C	708,600	2,088,149
Turkiye Vakiflar Bankasi T.A.O., Class D	620,600	1,542,234
Yapi ve Kredi Bankasi A.S.	400,000	907,612
		20,345,688
Diversified Banking Institutions 0.54%
UniCredit SpA	150,000	701,373

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Emerging Europe Fund

Common Stocks (cont'd)	Shares	Value
Diversified Operations 0.52%
Tekfen Holding A.S.	200,000	$682,631
Electric - Generation 1.37%
CEZ A.S.	74,588	1,787,562
Finance - Investment Banker/Broker 2.24%
Turkiye Sinai Kalkinma Bankasi A.S.	2,964,369	2,928,711
Food - Confectionery 0.00%
Wawel S.A.	6	1,406
Food - Retail 7.84%
Jeronimo Martins, SGPS, S.A.	157,700	3,319,161
Magnit OJSC	30,000	6,908,842
		10,228,003
Gold Mining 1.31%
Dundee Precious Metals, Inc.	16,530	67,595	*
Koza Altin Isletmeleri A.S.	136,000	1,648,687
		1,716,282
Housewares 0.43%
Turkiye Sise ve Cam Fabrikalari A.S.	400,000	558,889
Machinery - Farm 1.64%
Turk Traktor ve Ziraat Makineleri A.S.	60,900	2,142,446
Medical - Drugs 0.52%
Richter Gedeon Nyrt.	4,500	674,231
Metal - Diversified 4.31%
KGHM Polska Miedz S.A.	59,200	2,142,091
MMC Norilsk Nickel OJSC, Sponsored ADR	225,000	3,218,940
Orsu Metals Corp.	664,240	37,901	*
Orsu Metals Corp., 144A	4,025,000	229,661	*
		5,628,593
Oil Companies - Exploration & Production 9.41%
BNK Petroleum, Inc.	465,600	376,359	*
Gazprom OAO, Sponsored ADR	607,002	3,997,021
Genel Energy plc	238,339	3,323,400	*
NovaTek OAO, Sponsored GDR	38,600	4,586,670
		12,283,450

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Emerging Europe Fund

Common Stocks (cont'd)	Shares	Value
Oil Companies - Integrated 5.29%
Lukoil OAO, Sponsored ADR	98,800	$5,636,418
MOL Hungarian Oil & Gas Nyrt.	17,000	1,271,741
		6,908,159
Oil Refining & Marketing 2.07%
Tupras Turkiye Petrol Rafinerileri A.S.	110,500	2,696,960
Precious Metals 0.50%
Polymetal International plc	93,500	648,169
Retail - Apparel/Shoe 0.60%
Salvatore Ferragamo Italia SpA	25,000	778,652
Steel Pipe & Tube 0.18%
OAO TMK, Sponsored GDR	20,000	229,951
Television 0.79%
Cyfrowy Polsat S.A.	184,000	1,025,623	*
Textile - Products 0.24%
Pegas Nonwovens S.A.	12,000	310,995
Tobacco 1.37%
Philip Morris CR A.S.	3,194	1,792,657
Web Portals/Internet Service Providers 5.81%
Mail.ru Group Ltd., GDR	100,000	2,864,435
Yandex N.V., Class A	170,700	4,716,441	*^
		7,580,876
Total Common Stocks		107,821,681
(cost $103,257,999)

Preferred Stock 1.15%

Oil Companies - Integrated 1.15%
Surgutneftegas OJSC	2,390,000	1,503,346
(cost $1,707,718)

Real Estate Investment Trust (REIT) 0.91%

Sinpas Gayrimenkul Yatirim Ortakligi A.S.	2,000,000	1,190,271
(cost $1,269,166)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Emerging Europe Fund

Exchange-Traded Fund (ETF) 1.29%	Shares	Value
Sprott Physical Platinum & Palladium Trust	200,000	$1,680,000	*
(cost $2,000,000)

Warrants 0.93%

Gold Mining 0.93%
Dundee Precious Metals, Inc., Warrants (November 2015)	612,441	1,211,428	*
(cost $745,262)
Purchased Call Options 0.15%	Contracts
Exchange-Traded Funds 0.15%
Market Vectors Russia ETF, Strike Price 27, Expiration Aug. 2013	3,300	123,750
Market Vectors Russia ETF, Strike Price 28, Expiration Aug. 2013	3,300	66,000
Total Purchased Call Options		189,750
(cost $788,205)
Corporate Note 1.22%	Principal Amount
Transportation - Services 1.22%
Baghlan Group FZCO, 14.75%, maturity 06/27/15	$1,600,000	1,590,808	@#
(cost $1,612,000)
Total Investments 88.28%		115,187,284
(cost $111,380,350)
Other assets and liabilities, net 11.72%		15,295,021
Net Assets 100%		$130,482,305
Written Call Option	Shares Subject To Call
Yandex N.V., Strike Price 28, Expiration Aug. 2013 (premiums received $196,208) (Note 2A)	100,000	$152,500

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Emerging Markets Fund

Common Stocks 88.54%	Shares	Value
Applications Software 4.28%
Hexaware Technologies Ltd.	98,400	$143,730
Polaris Financial Technology Ltd.	73,300	140,890
		284,620
Audio/Video Products 1.99%
TCL Multimedia Technology Holdings Ltd.	225,000	131,872
Batteries/Battery System 2.00%
Dynapack International Technology Corp.	44,000	133,038
Building Products - Cement/Aggregates 2.40%
Eternit S.A.	37,000	159,158
Cellular Telecom 2.96%
KCell JSC, GDR	13,100	196,696
Circuit Boards 3.08%
Chin-Poon Industrial Co.	140,000	204,696
Coal 1.21%
PT Indika Energy Tbk	1,037,300	80,018
Commercial Banks - Non US 10.49%
Commercial International Bank Egypt SAE	34,955	143,126
Indian Overseas Bank	97,700	81,789
PT Bank Bukopin Tbk	2,375,800	172,269
PT Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk	1,389,600	164,715
Syndicate Bank	73,000	134,769
		696,668
Computer Services 2.00%
Asseco Poland S.A.	10,400	133,145
Diversified Financial Services 1.96%
Tisco Financial Group PCL	100,000	130,505
Diversified Minerals 0.08%
African Potash Ltd.	200,000	5,315	*
Diversified Operations 2.13%
Tekfen Holding A.S.	41,400	141,305

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Emerging Markets Fund

Common Stocks (cont'd)	Shares	Value
Electronic Components - Miscellaneous 2.18%
ILI Technology Corp.	55,000	$145,019
Finance - Leasing Company 2.72%
Woori Financial Co., Ltd.	9,629	180,801
Finance - Mortgage Loan/Banker 5.12%
Indiabulls Housing Finance Ltd.	30,600	139,217	*@#
Malaysia Building Society Bhd	206,800	200,916
		340,133
Gambling (Non-Hotel) 2.31%
Asia Entertainment & Resources Ltd.	36,579	153,632
Gas - Distribution 2.14%
Korea District Heating Corp.	1,800	141,808
Gold Mining 0.08%
Gran Colombia Gold Corp.	2,932	5,186	*
Internet Content - Entertainment 3.01%
Giant Interactive Group, Inc., Sponsored ADR	25,000	200,250
Machinery - General Industrial 1.79%
PT Hexindo Adiperkasa Tbk	265,700	119,122
Metal - Diversified 0.21%
Orsu Metals Corp.	41,083	2,344	*
Orsu Metals Corp., 144A	200,000	11,412	*
		13,756
Metal - Iron 2.31%
Andean Pacific Iron Corp., 144A (RS)	330,000	153,648	*@#
Multi-line Insurance 3.10%
Syarikat Takaful Malaysia Bhd	85,900	205,705
Oil Companies - Exploration & Production 0.73%
Petrominerales Ltd.	8,500	48,500
Paper & Related Products 3.37%
Moorim P&P Co., Ltd.	42,700	223,849

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Emerging Markets Fund

Common Stocks (cont'd)	Shares	Value
Real Estate Management/Services 3.26%
MBK PCL	42,800	$216,861
Real Estate Operating/Development 11.72%
Chong Hong Construction Co.	52,000	186,477
Farglory Land Development Co., Ltd.	84,700	155,007
Helbor Empreendimentos S.A.	33,700	131,221
Huaku Development Co., Ltd.	47,800	137,300
Hung Poo Real Estate Development Corp.	168,800	164,348
KrisAssets Holdings Bhd	182,500	4,043	@#
		778,396
Reinsurance 2.85%
MNRB Holdings Bhd	168,000	189,097
Retail - Automobile 2.07%
Dogus Otomotiv Servis ve Ticaret A.S.	27,200	137,762
Textile - Products 2.50%
Pegas Nonwovens S.A.	6,400	165,864
Transportation - Marine 2.49%
SITC International Holdings Co., Ltd.	474,000	165,292
Total Common Stocks		5,881,717
(cost $6,503,296)

Preferred Stocks 4.38%

Commercial Banks - Non US 4.38%
Banco Daycoval S.A.	34,800	141,898
Banco Pine S.A.	27,800	148,856
Total Preferred Stocks		290,754
(cost $371,167)

Real Estate Investment Trust (REIT) 2.29%

Al-Aqar Healthcare Real Estate Investment Trust	362,300	152,326
(cost $162,282)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

Global Emerging Markets Fund

Corporate Note 0.75%	Principal Amount	Value
Electric - Generation 0.75%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	$50,000	$50,000	@#
(cost $50,000)
Total Investments 95.96%		6,374,797
(cost $7,086,745)
Other assets and liabilities, net 4.04%		268,268
Net Assets 100%		$6,643,065

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

China Region Fund

Common Stocks 95.09%	Shares	Value
Aerospace/Defense - Equipment 1.01%
AviChina Industry & Technology Co., Ltd., H shares	504,000	$257,705
Airport Development/Maintenance 2.14%
Airports of Thailand PCL	56,000	300,476
Beijing Capital International Airport Co., Ltd., H shares	376,000	245,622
		546,098
Alternative Waste Technology 1.11%
China Everbright International Ltd.	367,000	283,232
Appliances 1.12%
Haier Electronics Group Co., Ltd.	179,000	285,496
Audio/Video Products 0.87%
TCL Multimedia Technology Holdings Ltd.	380,000	222,717
Automotive - Cars & Light Trucks 1.59%
Great Wall Motor Co., Ltd., H shares	96,000	406,957
Building - Heavy Construction 0.70%
Sino Thai Engineering & Construction PCL	289,300	178,980
Building - Residential/Commercial 0.94%
PT Waskita Karya Persero Tbk	3,121,000	239,928
Building & Construction - Miscellaneous 4.87%
China State Construction International Holdings Ltd.	588,000	913,011
PT Wijaya Karya Persero Tbk	1,610,500	330,360
		1,243,371
Building & Construction Products - Miscellaneous 1.64%
China Singyes Solar Technologies Holdings Ltd.	400,000	417,711
Building Products - Cement/Aggregates 0.98%
PT Semen Indonesia (Persero) Tbk	146,000	249,720
Casino Hotels 9.59%
Galaxy Entertainment Group Ltd.	166,000	801,076	*
MGM China Holdings Ltd.	132,000	352,366
NagaCorp Ltd.	684,000	531,308
Sands China Ltd.	102,800	482,783
SJM Holdings Ltd.	116,000	279,436
		2,446,969

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

China Region Fund

Common Stocks (cont'd)	Shares	Value
Casino Services 1.42%
Paradise Co., Ltd.	18,026	$362,921
Chemicals - Specialty 1.01%
China Sanjiang Fine Chemicals Co. Ltd.	535,000	256,646
Commercial Banks - Non US 5.94%
Bank of China Ltd., H shares	1,235,000	504,146
China Construction Bank Corp., H shares	406,000	285,184
Industrial and Commercial Bank of China Ltd., H shares	837,000	523,123
Security Bank Corp.	57,700	202,428
		1,514,881
Computers - Other 1.63%
Ju Teng International Holdings Ltd.	894,000	416,881
Consumer Products - Miscellaneous 2.56%
Biostime International Holdings Ltd.	75,000	416,555
Goodbaby International Holdings Ltd.	600,000	237,256
		653,811
Containers - Paper/Plastic 1.11%
CPMC Holdings Ltd.	386,000	283,441
Diversified Banking Institutions 5.44%
HSBC Holdings plc	132,800	1,387,179
Diversified Minerals 0.11%
Woulfe Mining Corp.	300,000	28,500	*
Diversified Operations 2.39%
Alliance Global Group, Inc.	672,800	360,751	*
Ayala Corp.	18,590	248,482
		609,233
Electric - Generation 2.93%
China Datang Corporation Renewable Power Co., Ltd., H shares	1,535,000	326,496	*
Huaneng Renewables Corp., Ltd., H shares	1,176,000	420,529
		747,025
Electronic Components - Miscellaneous 2.81%
AAC Technologies Holdings, Inc.	69,000	386,360
Truly International Holdings Ltd.	678,000	330,270
		716,630

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

China Region Fund

Common Stocks (cont'd)	Shares	Value
Electronic Measuring Instruments 1.25%
Wasion Group Holdings Ltd.	516,000	$318,367
Gas - Distribution 4.93%
Beijing Enterprises Holdings Ltd.	72,800	523,090
China Resources Gas Group Ltd.	126,000	320,031
ENN Energy Holdings Ltd.	78,000	414,858
		1,257,979
Gold Mining 0.06%
Besra Gold, Inc.	354,110	15,138	*
Internet Application Software 2.56%
Tencent Holdings Ltd.	16,600	653,317
Internet Content - Entertainment 2.23%
NetEase, Inc., Sponsored ADR	9,000	568,530
Internet Security 1.09%
Qihoo 360 Technology Co., Ltd., Sponsored ADR	6,000	277,020	*
Medical - Drugs 2.08%
Sino Biopharmaceutical Ltd.	824,000	531,171
Medical Products 2.05%
China Medical System Holdings Ltd.	591,000	523,727
Multimedia 1.18%
PT Media Nusantara Citra Tbk	966,000	301,500	*
Non - Ferrous Metals 0.18%
Sterling Group Ventures, Inc., 144A	500,000	45,000	*
Oil - Field Services 2.94%
Anton Oilfield Services Group	688,000	491,528
SPT Energy Group, Inc.	428,000	258,495
		750,023
Oil Field Machinery & Equipment 2.40%
CIMC Enric Holdings Ltd.	218,000	337,053
Hilong Holding Ltd.	468,000	274,079
		611,132

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

China Region Fund

Common Stocks (cont'd)	Shares	Value
Petrochemicals 0.00%
Danhua Chemical Technology Co., Ltd., B shares	2	$1	*
Photo Equipment & Supplies 3.22%
Sunny Optical Technology Group Co., Ltd.	686,000	820,490
Pipelines 1.16%
China Oil & Gas Group Ltd.	1,480,000	296,614
Power Converters/Supply Equipment 0.98%
Boer Power Holdings Ltd.	390,000	251,109
Public Thoroughfares 1.34%
Shenzhen International Holdings Ltd.	2,780,000	340,702
Real Estate Operating/Development 1.69%
Robinsons Land Corp.	442,800	207,535
Vista Land & Lifescapes, Inc.	1,732,100	223,940
		431,475
Retail - Jewelry 0.00%
Lao Feng Xiang Co., Ltd., B shares	1	2
Retail - Perfume & Cosmetics 1.33%
S.A. S.A. International Holdings Ltd.	346,000	339,644
Retail - Restaurants 1.02%
Minor International PCL	329,500	259,617
Therapeutics 1.12%
Tong Ren Tang Technologies Co., Ltd., H shares	94,000	285,888
Tobacco 1.09%
PT Hanjaya Mandala Sampoerna Tbk	32,500	277,912
Transportation - Marine 1.23%
SITC International Holdings Co., Ltd.	900,000	313,845
Water 2.96%
Manila Water Co., Inc.	330,000	246,896
Metro Pacific Investments Corp.	1,987,900	242,143
Thai Tap Water Supply PCL	823,100	265,394
		754,433

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments (unaudited)  June 30, 2013

China Region Fund

Common Stocks (cont'd)	Shares	Value
Water Treatment Systems 1.09%
Beijing Enterprises Water Group Ltd.	782,000	$279,236
Total Common Stocks		24,259,904
(cost $24,011,482)
Purchased Call Options 0.26%	Contracts
Exchange-Traded Funds 0.26%
iShares FTSE China 25 Index Fund, Strike Price 33, Expiration Jan. 2014	119	25,407
iShares FTSE China 25 Index Fund, Strike Price 35, Expiration Jan. 2014	60	7,860
iShares FTSE China 25 Index Fund, Strike Price 33, Expiration Jan. 2015	100	33,750
Total Purchased Call Options		67,017
(cost $91,629)
Total Investments 95.35%		24,326,921
(cost $24,103,111)
Other assets and liabilities, net 4.65%		1,187,335
Net Assets 100%		$25,514,256

See notes to portfolios of investments and notes to financial statements.

Notes to Portfolios of Investments (unaudited)  June 30, 2013

Legend

*  Non-income producing security

+  Affiliated company (see following)

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

CDI  CHESS Depositary Interest

GO  General Obligation Bond

RS  Restricted Security (see following)

ZCB  Zero Coupon Bond

^  Security or portion of security segregated as collateral for written options

CAD  Principal shown in Canadian dollars

#  Illiquid security

@  Security was fair valued at June 30, 2013, by U.S. Global Investors, Inc. (Adviser) (other than international securities fair valued pursuant to systematic fair value models) in accordance with valuation procedures approved by the Board of Trustees. These securities, as a percentage of net assets at June 30, 2013, were 3.38% of Holmes Growth Fund, 13.65% of MegaTrends Fund, 8.20% of Global Resources Fund, 5.97% of World Precious Minerals Fund, 3.49% of Gold and Precious Metals Fund, 1.22% of Emerging Europe Fund and 5.22% of Global Emerging Markets Fund, respectively. See the Fair Valuation of Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Portfolios of Investments.

144A  Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

General

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2013.

Principal amounts are in U.S. dollars unless otherwise noted.

Joint Tri-Party Repurchase Agreements

The terms of the joint tri-party repurchase agreements and the securities held as collateral at June 30, 2013, were:

Credit Suisse Securities USA LLC repurchase agreement, 06/28/13, 0.09%, due 07/01/13:

Total principal amount: $50,754,620; Total repurchase price: $50,755,000

Collateral:

$11,325,000 U.S. Treasury Note, 0.625%, 05/31/17

$46,960,200 U.S. Treasury Bond, 2.750%, 08/15/42
(total collateral market value, including accrued interest, of $51,771,822)

Morgan Stanley repurchase agreement, 06/28/13, 0.07%, due 07/01/13:

Total principal amount: $30,000,000; Total repurchase price: $30,000,175

Collateral:

$30,631,500 U.S. Treasury Bill, 0.000%, 05/01/14
(total collateral market value, including accrued interest, of $30,600,041)

Notes to Portfolios of Investments (unaudited)  June 30, 2013

Fair Valuation of Securities

For the Funds' policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund's assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short term U.S. government obligations are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Because of the inherent uncertainties of valuation, the values reflected in the portfolios may materially differ from the values received upon actual sale of those investments.

The three levels defined by the fair value hierarchy are as follows:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Notes to Portfolios of Investments (unaudited)  June 30, 2013

Level 3 – Prices determined using significant unobservable inputs (including the Fund's own assumptions). For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in determining fair value.

The following table summarizes the valuation of each Fund's securities as of June 30, 2013, using the fair value hierarchy:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Treasury Securities Cash Fund
Investments in Securities* U.S. Government Obligations	$—	$19,999,966	$—	$19,999,966
Repurchase Agreements	—	57,938,388	—	57,938,388
Total	$—	$77,938,354	$—	$77,938,354
U.S. Government Securities Savings Fund
Investments in Securities* U.S. Government and Agency Obligations	$—	$110,417,158	$—	$110,417,158
Repurchase Agreement	—	22,816,232	—	22,816,232
Total	$—	$133,233,390	$—	$133,233,390
Near-Term Tax Free Fund
Investments in Securities* Municipal Bonds	$—	$48,194,670	$—	$48,194,670
Total	$—	$48,194,670	$—	$48,194,670
Tax Free Fund
Investments in Securities* Municipal Bonds	$—	$19,656,202	$—	$19,656,202
Total	$—	$19,656,202	$—	$19,656,202
All American Equity Fund
Investments in Securities* Common Stocks	$17,134,265	$—	$—	$17,134,265
Real Estate Investment Trust	219,510	—	—	219,510
Exchange-Traded Funds	568,560	—	—	568,560
Purchased Put Option:
Exchange-Traded Funds	—	67,500	—	67,500
Master Limited Partnership	112,750	—	—	112,750
Total	$18,035,085	$67,500	$—	$18,102,585
Other Financial Instruments
Written Call Option	$—	$5,130	$—	$5,130
Holmes Growth Fund
Investments in Securities* Common Stocks:
Agricultural Operations	$—	$19,599	$—	$19,599
Medical - Hospitals	—	3,422	—	3,422
Metal - Iron	—	—	200,208	200,208
Quarrying	—	—	437,651	437,651
Real Estate Operating/Development	—	—	100,000	100,000
All Other Common Stocks	30,793,627	—	—	30,793,627

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Holmes Growth Fund (cont'd)
Investments in Securities* (cont'd)
Exchange-Traded Funds	$1,108,400	$—	$—	$1,108,400
Warrants:
Gold Mining	—	—	—	—
Medical - Hospitals	—	—	—	—
Purchased Put Option:
Exchange-Traded Funds	—	123,750	—	123,750
Master Limited Partnership	225,500	—	—	225,500
Gold-Linked Note:
Gold Mining	—	—	347,800	347,800
Silver-Linked Note	145,360	—	—	145,360
Corporate Note:
Electric - Generation	—	—	150,000	150,000
Total	$32,272,887	$146,771	$1,235,659	$33,655,317
Other Financial Instruments
Written Call Option	$—	$10,260	$—	$10,260
MegaTrends Fund
Investments in Securities* Common Stocks:
Agricultural Operations	$—	$18,994	$—	$18,994
Electric - Generation	—	—	248,249	248,249
Energy - Alternate Sources	—	—	66,410	66,410
Metal - Iron	—	—	200,208	200,208
Quarrying	—	—	599,061	599,061
Real Estate Operating/Development	—	—	326,533	326,533
All Other Common Stocks	9,051,071	—	—	9,051,071
Exchange-Traded Fund	113,940	—	—	113,940
Purchased Put Options:
Exchange-Traded Funds	—	23,450	—	23,450
Silver-Linked Note	50,140	—	—	50,140
Corporate Note:
Electric - Generation	—	—	100,000	100,000
Total	$9,215,151	$42,444	$1,540,461	$10,798,056
Global Resources Fund
Investments in Securities* Common Stocks:
Agricultural Operations	$—	$2,056,694	$—	$2,056,694
Coal	1,399,032	2,346,755	—	3,745,787
Diamonds/Precious Stones	59,911	11,293	—	71,204
Diversified Minerals	1,942,016	487,683	—	2,429,699
Electric - Generation	—	—	3,462,403	3,462,403
Energy - Alternate Sources	—	—	1,593,840	1,593,840
Food - Meat Products	12,722,702	3,230,649	—	15,953,351
Gold Mining	21,174,790	—	1,143	21,175,933
Medical - Hospitals	—	8,580	—	8,580
Metal - Copper	15,376,835	—	—	15,376,835
Metal - Diversified	3,454,534	7,287,638	1,180,050	11,922,222
Metal - Iron	217,298	—	1,210,560	1,427,858

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund (cont'd)
Investments in Securities* (cont'd) Common Stocks: (cont'd)
Mining Services	$—	$1,079,616	$251,501	$1,331,117
Natural Resource Technology	—	—	50,947	50,947
Oil Companies - Exploration & Production	50,096,073	5,770,645	—	55,866,718
Oil Refining & Marketing	4,618,900	—	147,368	4,766,268
Quarrying	—	—	5,644,130	5,644,130
Real Estate Operating/Development	929,628	—	7,443,544	8,373,172
All Other Common Stocks	141,294,819	—	—	141,294,819
Real Estate Investment Trusts	14,044,300	—	—	14,044,300
Exchange-Traded Funds	11,709,000	—	—	11,709,000
Warrants:
Diversified Minerals	—	—	—	—
Gold Mining	2,450,214	—	—	2,450,214
Medical - Hospitals	—	—	—	—
Metal - Copper	—	—	—	—
Oil Companies - Exploration & Production	—	183,322	—	183,322
All Other Warrants	13,908	—	—	13,908
Purchased Call Options:
Agricultural Chemicals	—	191,250	—	191,250
Diversified Minerals	—	130,375	—	130,375
Metal - Copper	—	197,500	—	197,500
Oil Companies - Integrated	—	94,000	—	94,000
Oil Field Machinery & Equipment	—	350,000	—	350,000
Oil Refining & Marketing	—	94,000	—	94,000
Purchased Put Option:
Diversified Minerals	—	459,875	—	459,875
Master Limited Partnerships	25,372,460	—	—	25,372,460
Convertible Bond:
Mining Services	—	658,500	—	658,500
Gold-Linked Note:
Gold Mining	—	—	8,098,100	8,098,100
Silver-Linked Note	3,087,060	—	—	3,087,060
Corporate Note:
Electric - Generation	—	—	3,000,000	3,000,000
Total	$309,963,480	$24,638,375	$32,083,586	$366,685,441
World Precious Minerals Fund
Investments in Securities* Common Stocks:
Agricultural Operations	$—	$1,165,349	$—	$1,165,349
Coal	268,850	1,369,265	—	1,638,115
Diamonds/Precious Stones	1,798,653	30,610	—	1,829,263
Diversified Minerals	2,260,152	426,877	—	2,687,029
Gold Mining	62,161,629	3,446,351	690,902	66,298,882
Investment Companies	—	4,736	—	4,736
Medical - Hospitals	—	15,869	—	15,869
Metal - Copper	939,898	—	—	939,898
Metal - Diversified	8,573,565	273,893	—	8,847,458
Metal - Iron	—	—	1,843,776	1,843,776
Mining Services	658,932	1,494,486	—	2,153,418
Oil Companies - Exploration & Production	—	—	—	—

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
World Precious Minerals Fund (cont'd)
Investments in Securities* (cont'd) Common Stocks: (cont'd)
Platinum	$1,103,248	$42,992	$—	$1,146,240
Precious Metals	5,655,500	2,965,182	—	8,620,682
All Other Common Stocks	8,665,034	—	—	8,665,034
Exchange-Traded Funds	4,627,134	—	—	4,627,134
Warrants:
Finance - Investment Banker/Broker	—	—	—	—
Gold Mining	4,747,462	10,064	—	4,757,526
Medical - Hospitals	—	—	—	—
Metal - Copper	—	—	—	—
Metal - Diversified	—	8,961	—	8,961
All Other Warrants	423,118	—	—	423,118
Special Warrants:
Gold/Mineral Exploration & Development	—	—	—	—
Purchased Call Options:
Exchange-Traded Funds	—	856,766	—	856,766
Gold Mining	—	1,922,688	—	1,922,688
Platinum	—	222,180	—	222,180
Silver Mining	—	737,094	—	737,094
Convertible Bond:
Gold Mining	—	294,803	—	294,803
Gold-Linked Note:
Gold Mining	—	—	5,494,300	5,494,300
Silver-Linked Notes	3,968,420	—	—	3,968,420
Corporate Note:
Electric - Generation	—	—	800,000	800,000
Total	$105,851,595	$15,288,166	$8,828,978	$129,968,739
Gold and Precious Metals Fund
Investments in Securities* Common Stocks:
Gold Mining	$26,001,677	$1,103,487	$—	$27,105,164
Medical - Hospitals	—	6,843	—	6,843
Precious Metals	—	1,851,535	—	1,851,535
All Other Common Stocks	9,948,176	—	—	9,948,176
Exchange-Traded Funds	6,901,829	—	—	6,901,829
Warrants:
Gold Mining	3,590,517	6,965	—	3,597,482
Medical - Hospitals	—	—	—	—
All Other Warrants	244,817	—	—	244,817
Purchased Call Options:
Exchange-Traded Funds	—	522,014	—	522,014
Gold Mining	—	1,836,578	—	1,836,578
Platinum	—	111,205	—	111,205
Silver Mining	—	773,005	—	773,005
Master Limited Partnership	2,694,450	—	—	2,694,450
Convertible Bond:
Gold Mining	—	294,803	—	294,803
Corporate Bonds:
Gold Mining	—	138,249	—	138,249
Metal - Diversified	—	196,000	—	196,000

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Gold and Precious Metals Fund (cont'd)
Investments in Securities* (cont'd)
Gold-Linked Note:
Gold Mining	$—	$—	$2,763,600	$2,763,600
Silver-Linked Notes	2,070,000	—	—	2,070,000
Corporate Notes:
Electric - Generation	—	—	300,000	300,000
Gold Mining	—	3,727,536	—	3,727,536
Total	$51,451,466	$10,568,220	$3,063,600	$65,083,286
Emerging Europe Fund
Investments in Securities* Common Stocks:
Agricultural Chemicals	$—	$1,207,873	$—	$1,207,873
Agricultural Operations	—	432,044	—	432,044
Automotive - Cars & Light Trucks	—	5,673,090	—	5,673,090
Beverages - Non-alcoholic	—	431,097	—	431,097
Brewery	—	1,233,690	—	1,233,690
Building Products - Cement/Aggregates	—	293,895	—	293,895
Cellular Telecommunication	4,560,729	9,012,317	—	13,573,046
Chemicals - Diversified	—	3,324,772	—	3,324,772
Coal	—	867	—	867
Commercial Banks - Non US	—	20,345,688	—	20,345,688
Diversified Banking Institutions	—	701,373	—	701,373
Diversified Operations	—	682,631	—	682,631
Electric - Generation	—	1,787,562	—	1,787,562
Finance - Investment Banker/Broker	—	2,928,711	—	2,928,711
Food - Confectionery	—	1,406	—	1,406
Food - Retail	—	10,228,003	—	10,228,003
Gold Mining	67,595	1,648,687	—	1,716,282
Housewares	—	558,889	—	558,889
Machinery - Farm	—	2,142,446	—	2,142,446
Medical - Drugs	—	674,231	—	674,231
Metal - Diversified	359,250	5,269,343	—	5,628,593
Oil Companies - Exploration & Production	376,359	11,907,091	—	12,283,450
Oil Companies - Integrated	—	6,908,159	—	6,908,159
Oil Refining & Marketing	—	2,696,960	—	2,696,960
Precious Metals	—	648,169	—	648,169
Retail - Apparel/Shoe	—	778,652	—	778,652
Steel Pipe & Tube	—	229,951	—	229,951
Television	—	1,025,623	—	1,025,623
Textile - Products	—	310,995	—	310,995
Tobacco	—	1,792,657	—	1,792,657
Web Portals/Internet Service Providers	4,716,441	2,864,435	—	7,580,876
Preferred Stock:
Oil Companies - Integrated	—	1,503,346	—	1,503,346
Real Estate Investment Trust	—	1,190,271	—	1,190,271
Exchange-Traded Fund	1,680,000	—	—	1,680,000
Warrants	1,211,428	—	—	1,211,428
Purchased Call Options:
Exchange-Traded Funds	—	189,750	—	189,750

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Emerging Europe Fund (cont'd)
Investments in Securities* (cont'd)
Corporate Note:
Transportation - Services	$—	$—	$1,590,808	$1,590,808
Total	$12,971,802	$100,624,674	$1,590,808	$115,187,284
Other Financial Instruments
Written Call Option	$—	$152,500	$—	$152,500
Global Emerging Markets Fund
Investments in Securities* Common Stocks:
Applications Software	$—	$284,620	$—	$284,620
Audio/Video Products	—	131,872	—	131,872
Batteries/Battery System	—	133,038	—	133,038
Building Products - Cement/Aggregates	—	159,158	—	159,158
Cellular Telecom	—	196,696	—	196,696
Circuit Boards	—	204,696	—	204,696
Coal	—	80,018	—	80,018
Commercial Banks - Non US	—	696,668	—	696,668
Computer Services	—	133,145	—	133,145
Diversified Financial Services	—	130,505	—	130,505
Diversified Minerals	—	5,315	—	5,315
Diversified Operations	—	141,305	—	141,305
Electronic Components - Miscellaneous	—	145,019	—	145,019
Finance - Leasing Company	—	180,801	—	180,801
Finance - Mortgage Loan/Banker	—	340,133	—	340,133
Gas - Distribution	—	141,808	—	141,808
Machinery - General Industrial	—	119,122	—	119,122
Metal - Diversified	—	13,756	—	13,756
Metal - Iron	—	—	153,648	153,648
Multi-line Insurance	—	205,705	—	205,705
Paper & Related Products	—	223,849	—	223,849
Real Estate Management/Services	—	216,861	—	216,861
Real Estate Operating/Development	—	778,396	—	778,396
Reinsurance	—	189,097	—	189,097
Retail - Automobile	—	137,762	—	137,762
Textile - Products	—	165,864	—	165,864
Transportation - Marine	—	165,292	—	165,292
All Other Common Stocks	407,568	—	—	407,568
Preferred Stocks:
Commercial Banks - Non US	—	290,754	—	290,754
Real Estate Investment Trust	—	152,326	—	152,326
Corporate Note:
Electric - Generation	—	—	50,000	50,000
Total	$407,568	$5,763,581	$203,648	$6,374,797
China Region Fund
Investments in Securities* Common Stocks:
Aerospace/Defense - Equipment	$—	$257,705	$—	$257,705
Airport Development/Maintenance	—	546,098	—	546,098
Alternative Waste Technology	—	283,232	—	283,232
Appliances	—	285,496	—	285,496

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
China Region Fund (cont'd)
Investments in Securities* (cont'd) Common Stocks: (cont'd)
Audio/Video Products	$—	$222,717	$—	$222,717
Automotive - Cars & Light Trucks	—	406,957	—	406,957
Building - Heavy Construction	—	178,980	—	178,980
Building - Residential/Commercial	—	239,928	—	239,928
Building & Construction - Miscellaneous	—	1,243,371	—	1,243,371
Building & Construction Products - Miscellaneous	—	417,711	—	417,711
Building Products - Cement/Aggregates	—	249,720	—	249,720
Casino Hotels	—	2,446,969	—	2,446,969
Casino Services	—	362,921	—	362,921
Chemicals - Specialty	—	256,646	—	256,646
Commercial Banks - Non US	—	1,514,881	—	1,514,881
Computers - Other	—	416,881	—	416,881
Consumer Products - Miscellaneous	—	653,811	—	653,811
Containers - Paper/Plastic	—	283,441	—	283,441
Diversified Banking Institutions	—	1,387,179	—	1,387,179
Diversified Operations	—	609,233	—	609,233
Electric - Generation	—	747,025	—	747,025
Electronic Components - Miscellaneous	—	716,630	—	716,630
Electronic Measuring Instruments	—	318,367	—	318,367
Gas - Distribution	—	1,257,979	—	1,257,979
Internet Application Software	—	653,317	—	653,317
Medical - Drugs	—	531,171	—	531,171
Medical Products	—	523,727	—	523,727
Multimedia	—	301,500	—	301,500
Oil - Field Services	—	750,023	—	750,023
Oil Field Machinery & Equipment	—	611,132	—	611,132
Petrochemicals	—	1	—	1
Photo Equipment & Supplies	—	820,490	—	820,490
Pipelines	—	296,614	—	296,614
Power Converters/Supply Equipment	—	251,109	—	251,109
Public Thoroughfares	—	340,702	—	340,702
Real Estate Operating/Development	—	431,475	—	431,475
Retail - Jewelry	—	2	—	2
Retail - Perfume & Cosmetics	—	339,644	—	339,644
Retail - Restaurants	—	259,617	—	259,617
Therapeutics	—	285,888	—	285,888
Tobacco	—	277,912	—	277,912
Transportation - Marine	—	313,845	—	313,845
Water	—	754,433	—	754,433
Water Treatment Systems	—	279,236	—	279,236
All Other Common Stocks	934,188	—	—	934,188
Purchased Call Options:
Exchange-Traded Funds	—	67,017	—	67,017
Total	$934,188	$23,392,733	$—	$24,326,921

*  Refer to the Portfolio of Investments for a detailed list of the Fund's investments.

Notes to Portfolios of Investments (unaudited)  June 30, 2013

During the period, Holmes Growth Fund, MegaTrends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund, Global Emerging Markets Fund and China Region Fund had transfers from Level 1 to Level 2 in the amount of $23,021, $18,994, $5,912,185, $10,400,315, $2,961,866, $52,548,611, $419,381 and $9,300,182, respectively, due to certain foreign securities being valued using a systematic fair value model at June 30, 2013, but not at the prior period end. Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund and Global Emerging Markets Fund had transfers from Level 1 to Level 2 in the amount of $19,715, $548,958, $19,907, $268,429 and $13,756, respectively, due to securities being valued at the mean between bid and ask quotations at June 30, 2013, but at a quoted price at the prior period end. World Precious Minerals Fund had $4,736 in transfers from Level 1 to Level 2 due to a halt in trading. Holmes Growth Fund, MegaTrends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund and China Region Fund had transfers from Level 2 to Level 1 in the amount of $790,693, $50,140, $3,415,927, $4,195,406, $2,073,150 and $45,000, respectively, due to securities being valued at a quoted price at June 30, 2013, but at the mean between bid and ask quotations at the prior period-end. World Precious Minerals Fund had transfers from Level 2 to Level 1 in the amount of $370,881 resulting from the expiration of a regulatory hold. The Funds' policy is to recognize transfers in and transfers out as of the end of the reporting period.

Notes to Portfolios of Investments (unaudited)  June 30, 2013

The following is a reconciliation of assets for which unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2013, through June 30, 2013:

	Beginning Balance 12/31/12	Purchases	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Amortized discounts/ premiums	Paydowns/ Maturities
Holmes Growth Fund
Investments in Securities
Common Stocks:
Metal - Iron	$100,000	$—	$—	$208	$—	$—
Quarrying	379,951	—	—	57,700	—	—
Real Estate Operating/Development	100,000	—	—	—	—	—
Convertible Debenture:
Metal - Iron	100,000	—	—	—	—	—
Gold-Linked Note:
Gold Mining	370,000	—	—	(22,200)	—	—
Corporate Notes:
Electric - Generation	150,000	—	—	—	—	—
Transportation - Air Freight	250,000	—	—	—	—	(250,000)
Total Investments in Securities	$1,449,951	$—	$—	$35,708	$—	$(250,000)

	Beginning Balance 12/31/12	Purchases	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Amortized discounts/ premiums	Paydowns/ Maturities
MegaTrends Fund
Investments in Securities
Common Stocks:
Electric - Generation	$104,717	$—	$—	$143,532	$—	$—
Energy - Alternate Sources	100,000	—	—	(33,590)	—	—
Metal - Iron	100,000	—	—	208	—	—
Quarrying	520,081	—	—	78,980	—	—
Real Estate Operating/Development	326,533	—	—	—	—	—
Convertible Debenture:
Metal - Iron	100,000	—	—	—	—	—
Corporate Note:
Electric - Generation	100,000	—	—	—	—	—
Total Investments in Securities	$1,351,331	$—	$—	$189,130	$—	$—

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Reclassifications	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 06/30/13	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/13(1)
Holmes Growth Fund
Investments in Securities
Common Stocks:
Metal - Iron	$100,000	$—	$—	$200,208	$208
Quarrying	—	—	—	437,651	57,700
Real Estate Operating/Development	—	—	—	100,000	—
Convertible Debenture:
Metal - Iron	(100,000)	—	—	—	—
Gold-Linked Note:
Gold Mining	—		—	347,800	(22,200)
Corporate Notes:
Electric - Generation	—	—	—	150,000	—
Transportation - Air Freight	—	—	—	—	—
Total Investments in Securities	$—	$—	$—	$1,235,659	$35,708

	Reclassifications	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 06/30/13	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/13(1)
MegaTrends Fund
Investments in Securities
Common Stocks:
Electric - Generation	$—	$—	$—	$248,249	$143,532
Energy - Alternate Sources	—	—	—	66,410	(33,590)
Metal - Iron	100,000	—	—	200,208	208
Quarrying	—	—	—	599,061	78,980
Real Estate Operating/Development	—	—	—	326,533	—
Convertible Debenture:
Metal - Iron	(100,000)	—	—	—	—
Corporate Note:
Electric - Generation	—	—	—	100,000	—
Total Investments in Securities	$—	$—	$—	$1,540,461	$189,130

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Beginning Balance 12/31/12	Purchases	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Amortized discounts/ premiums	Paydowns/ Maturities
Global Resources Fund
Investments in Securities
Common Stocks:
Electric - Generation	$1,460,519	$—	$—	$2,001,884	$—	$—
Energy - Alternate Sources	2,400,000	—	—	(806,160)	—	—
Gold Mining	1,300	—	—	(157)	—	—
Metal - Copper	—	—	—	—	—	—
Metal - Diversified	1,374,150	—	—	(194,100)	—	—
Metal - Iron	2,600,000	—	—	(1,389,440)	—	—
Mining Services	285,890	—	—	(34,389)	—	—
Natural Resource Technology	50,947	—	—	—	—	—
Oil Refining & Marketing	426,390	—	—	(279,022)	—	—
Platinum	—	—	(102,655)	102,655	—	—
Quarrying	4,900,009	—	—	744,121	—	—
Real Estate Operating/Development	7,443,544	—	—	—	—	—
Convertible Debenture:
Diversified Minerals	147,635	—	—	362,986	—	—
Gold-Linked Note:
Gold Mining	8,615,000	—	—	(516,900)	—	—
Corporate Notes:
Electric - Generation	3,000,000	—	—	—	—	—
Transportation - Air Freight	500,000	—	—	—	—	(500,000)
Total Investments in Securities	$33,205,384	$—	$(102,655)	$(8,522)	$—	$(500,000)

	Beginning Balance 12/31/12	Purchases	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Amortized discounts/ premiums	Paydowns/ Maturities
World Precious Minerals Fund
Investments in Securities
Common Stocks:
Gold Mining	$1,797,024	$—	$—	$(1,106,122)	$—	$—
Metal - Copper	—	—	—	—	—	—
Metal - Diversified	388,043	—	—	4,908		—
Metal - Iron	—	—	—	643,776		—
Oil Companies - Exploration & Production	—	—	—	—	—	—
Platinum	—	—	(1,141,145)	1,141,145	—	—
Warrants:
Metal - Diversified	—	—	—	—	—	—
Special Warrants:
Gold/Mineral Exploration & Development	—	—	—	—	—	—
Convertible Debenture:
Metal - Iron	1,200,000	—	—	—	—	—
Gold-Linked Note:
Gold Mining	5,845,000	—	—	(350,700)	—	—
Corporate Note:
Electric - Generation	800,000	—	—	—	—	—
Total Investments in Securities	$10,030,067	$—	$(1,141,145)	$333,007	$—	$—

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Reclassifications	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 06/30/13	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/13(1)
Global Resources Fund
Investments in Securities
Common Stocks:
Electric - Generation	$—	$—	$—	$3,462,403	$2,001,884
Energy - Alternate Sources	—	—	—	1,593,840	(806,160)
Gold Mining	—	—	—	1,143	(157)
Metal - Copper	—	—	—	—	—
Metal - Diversified	—	—	—	1,180,050	(194,100)
Metal - Iron	—	—	—	1,210,560	(1,389,440)
Mining Services	—	—	—	251,501	(34,389)
Natural Resource Technology	—	—	—	50,947	—
Oil Refining & Marketing	—	—	—	147,368	(279,022)
Platinum	—	—	—	—	—
Quarrying	—	—	—	5,644,130	744,121
Real Estate Operating/Development	—	—	—	7,443,544	—
Convertible Debenture:
Diversified Minerals	—	—	(510,621)	—	—
Gold-Linked Note:
Gold Mining	—	—	—	8,098,100	(516,900)
Corporate Notes:
Electric - Generation	—	—	—	3,000,000	—
Transportation - Air Freight	—	—	—	—	—
Total Investments in Securities	$—	$—	$(510,621)	$32,083,586	$(474,163)

	Reclassifications	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 06/30/13	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/13(1)
World Precious Minerals Fund
Investments in Securities
Common Stocks:
Gold Mining	$—	$—	$—	$690,902	$(1,106,122)
Metal - Copper	—	—	—	—	—
Metal - Diversified	—	—	(392,951)	—	—
Metal - Iron	1,200,000	—	—	1,843,776	643,776
Oil Companies - Exploration & Production	—	—	—	—	—
Platinum	—	—	—	—	—
Warrants:
Metal - Diversified	—	—	—	—	—
Special Warrants:
Gold/Mineral Exploration & Development	—	—	—	—	—
Convertible Debenture:
Metal - Iron	(1,200,000)	—	—	—	—
Gold-Linked Note:
Gold Mining	—	—	—	5,494,300	(350,700)
Corporate Note:
Electric - Generation	—	—	—	800,000	—
Total Investments in Securities	$—	$—	$(392,951)	$8,828,978	$(813,046)

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Beginning Balance 12/31/12	Purchases	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Amortized discounts/ premiums	Paydowns/ Maturities
Gold and Precious Metals Fund
Investments in Securities
Gold-Linked Note:
Gold Mining	$2,940,000	$—	$—	$(176,400)	$—	$—
Corporate Notes:
Electric - Generation	300,000	—	—	—	—	—
Total Investments in Securities	$3,240,000	$—	$—	$(176,400)	$—	$—

	Beginning Balance 12/31/12	Purchases	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Amortized discounts/ premiums	Paydowns/ Maturities
Emerging Europe Fund
Investments in Securities
Corporate Note:
Transportation - Services	$—	$2,015,000	$—	$(21,192)	$(3,000)	$(400,000)
Total Investments in Securities	$—	$2,015,000	$—	$(21,192)	$(3,000)	$(400,000)

	Beginning Balance 12/31/12	Purchases	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Amortized discounts/ premiums	Paydowns/ Maturities
Global Emerging Markets Fund
Investments in Securities
Common Stocks:
Metal - Iron	$—	$—	$—	$53,648	$—	$—
Convertible Debenture:
Metal - Iron	100,000	—	—	—	—	—
Corporate Notes:
Transportation - Air Freight	50,000	—	—	—	—	—
Electric - Generation	50,000	—	—	—	—	—
Total Investments in Securities	$200,000	$—	$—	$53,648	$—	$—

*  The Funds' policy is to recognize transfers in and transfers out as of the end of the reporting period.

(1)  Any difference between Net change in unrealized appreciation (depreciation) from Investments held as of June 30, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Portfolios of Investments (unaudited)  June 30, 2013

	Reclassifications	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 06/30/13	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/13(1)
Gold and Precious Metals Fund
Investments in Securities
Gold-Linked Note:
Gold Mining	$—	$—	$—	$2,763,600	$(176,400)
Corporate Notes:
Electric - Generation	—	—	—	300,000	—
Total Investments in Securities	$—	$—	$—	$3,063,600	$(176,400)

	Reclassifications	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 06/30/13	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/13(1)
Emerging Europe Fund
Investments in Securities
Corporate Note:
Transportation - Services	$—	$—	$—	$1,590,808	$(21,192)
Total Investments in Securities	$—	$—	$—	$1,590,808	$(21,192)

	Reclassifications	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 06/30/13	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/13(1)
Global Emerging Markets Fund
Investments in Securities
Common Stocks:
Metal - Iron	$100,000	$—	$—	$153,648	$53,648
Convertible Debenture:
Metal - Iron	(100,000)	—	—	—	—
Corporate Notes:
Transportation - Air Freight	—	—	—	50,000	—
Electric - Generation	—	—	(50,000)	—	—
Total Investments in Securities	$—	$—	$(50,000)	$203,648	$53,648

Notes to Portfolios of Investments (unaudited)  June 30, 2013

Significant unobservable inputs developed by the Valuation Committee for Level 3 investments are as follows:

	Fair Value at 06/30/13	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Holmes Growth Fund
Investments in Securities Common Stocks	$100,000	Market Transaction(1)	Discount	0%
Common Stocks	637,859	Methods of Comparables/ Consensus Pricing(2)	Discount	0	%-25% (17%)
Gold-Linked Note	347,800	Market Transaction(1)	Discount	6%
Corporate Note	150,000	Market Transaction(1)	Discount	0%
MegaTrends Fund
Investments in Securities Common Stocks	326,533	Market Transaction(1)	Discount	0	%-34% (8%)
Common Stocks	1,113,928	Methods of Comparables/ Consensus Pricing(2)	Discount	0	%-25% (14%)
Corporate Note	100,000	Market Transaction(1)	Discount	0%
Global Resources Fund
Investments in Securities Common Stocks	10,668,393	Market Transaction(1)	Discount	0	%-100% (56%)
Common Stocks	10,317,093	Methods of Comparables/ Consensus Pricing(2)	Discount	0	%-25% (14%)
Gold-Linked Note	8,098,100	Market Transaction(1)	Discount	6%
Corporate Note	3,000,000	Market Transaction(1)	Discount	0%
World Precious Minerals Fund
Investments in Securities Common Stocks	690,902	Market Transaction(1)	Discount	0	%-100% (91%)
Common Stocks	1,843,776	Methods of Comparables/ Consensus Pricing(2)	Discount	0%
Special Warrants	—	Market Transaction(1)	Discount	100%
Gold-Linked Note	5,494,300	Market Transaction(1)	Discount	6%
Corporate Note	800,000	Market Transaction(1)	Discount	0%
Gold and Precious Metals Fund
Investments in Securities Gold-Linked Note	2,763,600	Market Transaction(1)	Discount	6%
Corporate Notes	300,000	Market Transaction(1)	Discount	0%
Global Emerging Markets Fund
Investments in Securities Common Stocks	153,648	Methods of Comparables/ Consensus Pricing(2)	Discount	0%
Corporate Note	50,000	Market Transaction(1)	Discount	0%

(1)  Market Transaction refers to most recent known market transaction, including transactions in which the fund participated, as adjusted for any discount as discussed above.

(2)  The Methods of Comparables/Consensus Pricing valuation technique involves gathering observable and unobservable data related to securities that exhibit characteristics to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security.

The majority of securities classified as Level 3 are private companies. The initial valuation is usually cost, which is then adjusted as determined by the Valuation Committee for subsequent known market transactions and evaluated for progress against anticipated milestones and current operations. An evaluation that the holding

Notes to Portfolios of Investments (unaudited)  June 30, 2013 no longer meets expectations could result in the application of discounts and a significantly lower fair valuation.

Affiliated Companies - Indicated in Portfolio of Investments as "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended June 30, 2013.

	Shares of Affiliated Companies
Holmes Growth Fund	December 31, 2012	Additions	Reductions	June 30, 2013
IOU Financial, Inc.	1,538,000	202,000	—	1,740,000

At June 30, 2013, the value of investments in affiliated companies was $645,333, representing 1.77% of net assets, and the total cost was $670,154. There were no realized gains or losses on transactions, and there was no income earned for the period.

	Shares of Affiliated Companies
Global Resources Fund	December 31, 2012	Additions	Reductions	June 30, 2013
Africa Oilfield Logistics Ltd.	—	55,834,483	—	55,834,483
African Potash Ltd.	15,825,000	—	—	15,825,000
Agriterra Ltd.	67,888,600	70,000	—	67,958,600
Pacific Coal Resources Ltd.	23,039,115	28,967	(19,755,521)	3,312,561
Pacific Green Energy Corp.	2,400,000	—	—	2,400,000
Pacific Power Generation Corp.	4,868,396	—	—	4,868,396	(a)
Pacific Stone Tech, Inc.	22,659	—	—	22,659
Range Energy Resources, Inc.	15,100,000	—	—	15,100,000

At June 30, 2013, the value of investments in affiliated companies was $16,840,424, representing 4.30% of net assets, and the total cost was $47,161,102. There were no realized gains or losses on transactions, and there was no income earned for the period.

	Shares of Affiliated Companies
World Precious Minerals Fund	December 31, 2012	Additions	Reductions	June 30, 2013
Candente Gold Corp.	5,640,000	—	—	5,640,000
Canyon Resources Ltd.	826,316	3,511,413	—	4,337,729
Golden Arrow Resources Corp.	2,155,000	—	(2,155,000)	—	(a)
Gran Colombia Gold Corp.	25,385,838	15,300	(24,358,945)	1,042,193
Klondex Mines Ltd.	4,488,200	87,632	—	4,575,832
Mammoth Resources Corp.	702,700	297,300	—	1,000,000
Mirasol Resources Ltd.	2,210,000	21,600	—	2,231,600
Moss Lake Gold Mines Ltd.	3,345,000	8,500	—	3,353,500
Rochester Resources Ltd.	7,000,000	—	(7,000,000)	—	(a)

At June 30, 2013, the value of investments in affiliated companies was $10,418,885, representing 7.04% of net assets, and the total cost was $45,324,850. Net realized losses on transactions were $1,016,188, and there was no income earned for the period.

(a)  At June 30, 2013, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

Restricted Securities - Indicated in Portfolio of Investments as "RS"

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to

Notes to Portfolios of Investments (unaudited)  June 30, 2013 liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

Holmes Growth Fund	Acquisition Date	Cost per Share/Unit
Andean Pacific Iron Corp., 144A	06/07/11-10/03/11	$0.47
Pacific Infrastructure, Inc.	11/22/10	$1.00
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.28

As of June 30, 2013, the total cost of restricted securities was $830,000, and the total value was $887,859, representing 2.43% of net assets.

MegaTrends Fund	Acquisition Date	Cost per Share/Unit
Andean Pacific Iron Corp., 144A	06/07/11-10/03/11	$0.47
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure, Inc.	08/06/10-11/22/10	$1.00
Pacific Power Generation Corp.	08/06/10	$0.07
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.22

As of June 30, 2013, the total cost of restricted securities was $1,270,000, and the total value was $1,540,461, representing 13.65% of net assets.

Global Resources Fund	Acquisition Date	Cost per Share/Unit
Andean Pacific Iron Corp., 144A	10/03/11	$1.00
GoviEx Uranium, Inc., 144A	10/04/07	$1.96
I-Pulse, Inc., 144A	10/04/07	$1.88
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure, Inc.	08/06/10-11/22/10	$1.00
Pacific Power Generation Corp.	08/06/10	$0.07
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.22
Value Creation, Inc.	08/11/06	$10.60

As of June 30, 2013, the total cost of restricted securities was $25,740,186, and the total value was $23,732,842, representing 6.06% of net assets.

World Precious Minerals Fund	Acquisition Date	Cost per Share/Unit
Andean Pacific Iron Corp., 144A	06/07/11	$0.30
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Taurus Gold Ltd., 144A	05/31/11-05/29/13	$1.17
Western Exploration & Development Ltd., 144A, Special Warrants (December 2049)	08/14/97	$0.50

As of June 30, 2013, the total cost of restricted securities was $5,167,500, and the total value was $3,316,101, representing 2.24% of net assets.

Gold and Precious Metals Fund	Acquisition Date	Cost per Share/Unit
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00

Notes to Portfolios of Investments (unaudited)  June 30, 2013

As of June 30, 2013, the total cost of restricted securities was $300,000, and the total value was $300,000, representing 0.34% of net assets.

Global Emerging Markets Fund	Acquisition Date	Cost per Share/Unit
Andean Pacific Iron Corp., 144A	06/07/11	$0.30
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00

As of June 30, 2013, the total cost of restricted securities was $150,000, and the total value was $203,648, representing 3.07% of net assets.

Statements of Assets and Liabilities (unaudited)

	U.S. Treasury Securities Cash Fund	U.S. Government Securities Savings Fund
Investments, at identified cost	$77,938,354	$133,233,390
Assets
Investments, at value:
Securities	$19,999,966	$110,417,158
Repurchase agreements	57,938,388	22,816,232
Cash	—	17
Receivables:
Interest	385	120,821
Capital shares sold	343,391	234,273
From adviser	13,842	8,169
Other assets	13,438	19,502
Total Assets	78,309,410	133,616,172
Liabilities
Payables:
Investments purchased	—	—
Capital shares redeemed	240,435	193,450
Dividends and distributions	—	—
Adviser and affiliates	—	—
Accounts payable and accrued expenses	39,999	42,987
Total Liabilities	280,434	236,437
Net Assets	$78,028,976	$133,379,735
Net Assets Consist of:
Paid-in capital	$78,027,825	$133,377,204
Accumulated undistributed net investment income	1,151	2,531
Accumulated net realized loss on investments	—	—
Net unrealized appreciation of investments	—	—
Net assets applicable to capital shares outstanding	$78,028,976	$133,379,735
By share class
Net Assets
Investor class	$78,028,976	$133,379,735
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	78,104,147	133,546,980
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$1.00	$1.00

See accompanying notes to financial statements.

June 30, 2013

	Near-Term Tax Free Fund	Tax Free Fund
Investments, at identified cost	$47,807,581	$19,092,012
Assets
Investments, at value:
Securities	$48,194,670	$19,656,202
Repurchase agreements	—	—
Cash	2,543,131	135,871
Receivables:
Interest	628,132	266,110
Capital shares sold	1,030,756	887
From adviser	—	2,154
Other assets	4,169	3,497
Total Assets	52,400,858	20,064,721
Liabilities
Payables:
Investments purchased	634,311	—
Capital shares redeemed	16,076	288
Dividends and distributions	7,233	10,796
Adviser and affiliates	1,026	—
Accounts payable and accrued expenses	28,872	32,402
Total Liabilities	687,518	43,486
Net Assets	$51,713,340	$20,021,235
Net Assets Consist of:
Paid-in capital	$51,509,078	$19,454,347
Accumulated undistributed net investment income	37,405	41,051
Accumulated net realized loss on investments	(220,232)	(38,353)
Net unrealized appreciation of investments	387,089	564,190
Net assets applicable to capital shares outstanding	$51,713,340	$20,021,235
By share class
Net Assets
Investor class	$51,713,340	$20,021,235
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	23,168,486	1,627,721
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$2.23	$12.30

Statements of Assets and Liabilities (unaudited)

	All American Equity Fund	Holmes Growth Fund	MegaTrends Fund
Investments, at identified cost	$15,474,863	$28,003,734	$10,338,995
Assets
Investments, at value:
Securities of unaffiliated issuers	$18,102,585	$33,009,984	$10,798,056
Securities of affiliated issuers	—	645,333	—
Cash	1,662,698	2,956,145	497,857
Foreign currencies (Cost $0, $0, $0, $1,859,030 and $108,093)	—	—	—
Receivables:
Investments sold	—	—	—
Dividends and interest	11,954	25,390	21,700
Capital shares sold	10,304	2,259	807
From adviser	—	—	—
Other assets	8,957	11,511	9,181
Total Assets	19,796,498	36,650,622	11,327,601
Liabilities
Payables:
Investments purchased	—	3,780	—
Capital shares redeemed	3,731	2,057	6,306
Adviser and affiliates	17,041	36,201	1,002
Accounts payable and accrued expenses	36,390	39,603	33,995
Written options at value (Premiums $7,154, $14,308, $0, $0 and $0)	5,130	10,260	—
Total Liabilities	62,292	91,901	41,303
Net Assets	$19,734,206	$36,558,721	$11,286,298
Net Assets Consist of:
Paid-in capital	$16,609,831	$29,246,105	$22,955,572
Accumulated undistributed net investment income (distributions in excess of net investment income)	6,172	(209,369)	(51,324)
Accumulated net realized gain (loss) on investments and foreign currencies	488,457	1,866,355	(12,077,011)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	2,629,746	5,655,630	459,061
Net assets applicable to capital shares outstanding	$19,734,206	$36,558,721	$11,286,298
By share class
Net Assets
Investor class	$19,734,206	$36,558,721	$11,251,121
Institutional class	N/A	N/A	35,177
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	682,234	1,748,535	1,251,331
Institutional class	N/A	N/A	3,952
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$28.93	$20.91	$8.99
Institutional class	N/A	N/A	8.90

See accompanying notes to financial statements.

June 30, 2013

	Global Resources Fund	World Precious Minerals Fund
Investments, at identified cost	$442,385,631	$316,182,567
Assets
Investments, at value:
Securities of unaffiliated issuers	$349,845,017	$119,549,854
Securities of affiliated issuers	16,840,424	10,418,885
Cash	18,917,435	16,748,489
Foreign currencies (Cost $0, $0, $0, $1,859,030 and $108,093)	1,833,353	106,784
Receivables:
Investments sold	7,268,697	744,384
Dividends and interest	683,600	315,788
Capital shares sold	208,351	1,443,700
From adviser	—	—
Other assets	63,151	47,881
Total Assets	395,660,028	149,375,765
Liabilities
Payables:
Investments purchased	2,704,548	818,196
Capital shares redeemed	929,452	228,708
Adviser and affiliates	429,648	177,936
Accounts payable and accrued expenses	167,759	152,977
Written options at value (Premiums $7,154, $14,308, $0, $0 and $0)	—	—
Total Liabilities	4,231,407	1,377,817
Net Assets	$391,428,621	$147,997,948
Net Assets Consist of:
Paid-in capital	$826,772,694	$537,923,176
Accumulated undistributed net investment income (distributions in excess of net investment income)	4,971,017	(26,968,483)
Accumulated net realized gain (loss) on investments and foreign currencies	(364,584,353)	(176,739,369)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(75,730,737)	(186,217,376)
Net assets applicable to capital shares outstanding	$391,428,621	$147,997,948
By share class
Net Assets
Investor class	$350,703,416	$147,880,453
Institutional class	40,725,205	117,495
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	39,069,422	24,657,691
Institutional class	4,546,144	19,543
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$8.98	$6.00
Institutional class	8.96	6.01

Statements of Assets and Liabilities (unaudited)

	Gold and Precious Metals Fund	Emerging Europe Fund
Investments, at identified cost	$124,854,110	$111,380,350
Assets
Investments, at value:
Securities	$65,083,286	$115,187,284
Cash	22,694,852	13,220,771
Foreign currencies (Cost $19,613, $2, $12,070 and $20,168)	19,619	2
Receivables:
Investments sold	389,142	1,030,526
Dividends and interest	251,106	1,812,122
Capital shares sold	122,306	7,246
From adviser	—	—
Other assets	31,928	28,392
Total Assets	88,592,239	131,286,343
Liabilities
Payables:
Investments purchased	472,277	331,281
Capital shares redeemed	252,017	88,272
Adviser and affiliates	126,327	147,547
Accounts payable and accrued expenses	84,645	84,438
Written options at value (Premiums $0, $196,208, $0 and $0)	—	152,500
Total Liabilities	935,266	804,038
Net Assets	$87,656,973	$130,482,305
Net Assets Consist of:
Paid-in capital	$187,488,281	$434,213,146
Accumulated undistributed net investment income (distributions in excess of net investment income)	(2,002,254)	4,306,230
Accumulated net realized loss on investments and foreign currencies	(38,056,819)	(311,819,480)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(59,772,235)	3,782,409
Net assets applicable to capital shares outstanding	$87,656,973	$130,482,305
By share class
Net Assets
Investor class	$87,656,973	$130,482,305
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	13,218,927	15,803,772
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$6.63	$8.26

See accompanying notes to financial statements.

June 30, 2013

	Global Emerging Markets Fund	China Region Fund
Investments, at identified cost	$7,086,745	$24,103,111
Assets
Investments, at value:
Securities	$6,374,797	$24,326,921
Cash	267,576	2,002,925
Foreign currencies (Cost $19,613, $2, $12,070 and $20,168)	12,075	20,169
Receivables:
Investments sold	153,431	8,262
Dividends and interest	54,701	213,527
Capital shares sold	538	2,334
From adviser	875	—
Other assets	15,290	13,593
Total Assets	6,879,283	26,587,731
Liabilities
Payables:
Investments purchased	177,753	778,690
Capital shares redeemed	792	193,974
Adviser and affiliates	—	30,393
Accounts payable and accrued expenses	57,673	70,418
Written options at value (Premiums $0, $196,208, $0 and $0)	—	—
Total Liabilities	236,218	1,073,475
Net Assets	$6,643,065	$25,514,256
Net Assets Consist of:
Paid-in capital	$19,947,227	$45,517,755
Accumulated undistributed net investment income (distributions in excess of net investment income)	69,758	113,823
Accumulated net realized loss on investments and foreign currencies	(12,662,352)	(20,341,121)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(711,568)	223,799
Net assets applicable to capital shares outstanding	$6,643,065	$25,514,256
By share class
Net Assets
Investor class	$6,643,065	$25,514,256
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	947,134	3,468,855
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$7.01	$7.36

Statements of Operations (unaudited)

Net Investment Income	U.S. Treasury Securities Cash Fund	U.S. Government Securities Savings Fund
Income:
Interest and other	$27,765	$63,485
Expenses:
Management fee	193,791	343,933
Administrative services fee	31,007	55,029
Transfer agent fees and expenses	86,923	89,060
Accounting service fees and expenses	24,158	25,289
Professional fees	16,787	20,685
Custodian fees	30,348	23,672
Shareholder reporting expenses	7,304	9,776
Registration fees	11,113	11,058
Trustee fees and expenses	11,580	11,580
Miscellaneous expenses	16,210	24,188
Total expenses before reductions	429,221	614,270
Expenses offset - Note 1 H	(2)	—
Expenses reimbursed - Note 3	(405,330)	(557,668)
Net expenses	23,889	56,602
Net Investment Income	3,876	6,883
Net Realized and Unrealized Gain (Loss) on Investments
Realized loss from securities	—	—
Net change in unrealized depreciation of investments	—	—
Net Realized and Unrealized Loss on Investments	—	—
Net Increase (Decrease) In Net Assets Resulting From Operations	$3,876	$6,883

See accompanying notes to financial statements.

For the Six Months Ended June 30, 2013

Net Investment Income	Near-Term Tax Free Fund	Tax Free Fund
Income:
Interest and other	$608,238	$435,761
Expenses:
Management fee	121,194	82,947
Administrative services fee	19,391	8,848
Transfer agent fees and expenses	35,065	25,583
Accounting service fees and expenses	42,097	34,902
Professional fees	19,546	17,608
Custodian fees	8,321	5,785
Shareholder reporting expenses	4,171	4,044
Registration fees	10,309	8,520
Trustee fees and expenses	11,580	11,580
Miscellaneous expenses	6,197	5,319
Total expenses before reductions	277,871	205,136
Expenses offset - Note 1 H	(241)	(78)
Expenses reimbursed - Note 3	(168,556)	(127,641)
Net expenses	109,074	77,417
Net Investment Income	499,164	358,344
Net Realized and Unrealized Gain (Loss) on Investments
Realized loss from securities	(5,276)	(9,488)
Net change in unrealized depreciation of investments	(913,524)	(1,050,478)
Net Realized and Unrealized Loss on Investments	(918,800)	(1,059,966)
Net Increase (Decrease) In Net Assets Resulting From Operations	$(419,636)	$(701,622)

Statements of Operations (unaudited)

Net Investment Income	All American Equity Fund	Holmes Growth Fund	MegaTrends Fund
Income:
Dividends from unaffiliated issuers	$157,327	$94,462	$72,043
Foreign tax withheld on dividends, net of reimbursements	(466)	(564)	1,240
Net dividends	156,861	93,898	73,283
Interest and other	85	55,264	8,726
Total income	156,946	149,162	82,009
Expenses:
Management fee	66,134	135,337	39,335
Administrative services fee	7,348	14,432	2,195
Administrative services fee - Investor class	—	—	2,185
Administrative services fee - Institutional class	—	—	10
Transfer agent fees and expenses - Investor class	38,767	38,281	25,754
Transfer agent fees and expenses - Institutional class	—	—	8,384
Accounting service fees and expenses	27,572	27,598	33,149
Professional fees	17,092	18,846	19,360
Distribution plan fee	22,963	45,099	13,657
Custodian fees	7,714	12,557	11,742
Shareholder reporting expenses - Investor class	9,385	6,569	4,389
Shareholder reporting expenses - Institutional class	—	—	1,157
Registration fees	8,158	8,775	3,191
Registration fees - Investor class	—	—	5,506
Registration fees - Institutional class	—	—	5,197
Trustee fees and expenses	11,580	11,580	11,580
Miscellaneous expenses	11,809	14,424	11,700
Total expenses before reductions	228,522	333,498	198,491
Expenses offset - Note 1 H	(161)	(240)	(62)
Expenses reimbursed - Note 3	(33,636)	—	(84,777)
Net expenses	194,725	333,258	113,652
Net Investment Income (Loss)	(37,779)	(184,096)	(31,643)
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	548,836	857,938	930,724
Securities from affiliated issuers	—	—	—
Written options	13,355	49,324	—
Foreign currency transactions	—	333	(19)
Net realized gain (loss)	562,191	907,595	930,705
Net change in unrealized appreciation (depreciation) of:
Investments	1,806,638	3,671,960	265,480
Written options	2,024	4,048	—
Other assets and liabilities denominated in foreign currencies	—	(1)	1
Net unrealized appreciation (depreciation)	1,808,662	3,676,007	265,481
Net Realized and Unrealized Gain (Loss) on Investments	2,370,853	4,583,602	1,196,186
Net Increase (Decrease) In Net Assets Resulting From Operations	$2,333,074	$4,399,506	$1,164,543

See accompanying notes to financial statements.

For the Six Months Ended June 30, 2013

Net Investment Income	Global Resources Fund	World Precious Minerals Fund
Income:
Dividends from unaffiliated issuers	$3,244,172	$429,638
Foreign tax withheld on dividends, net of reimbursements	(64,479)	(55,530)
Net dividends	3,179,693	374,108
Interest and other	922,861	555,884
Total income	4,102,554	929,992
Expenses:
Management fee	2,440,349	1,085,565
Administrative services fee	93,440	46,154
Administrative services fee - Investor class	82,015	46,087
Administrative services fee - Institutional class	11,425	67
Transfer agent fees and expenses - Investor class	477,430	278,178
Transfer agent fees and expenses - Institutional class	41,117	8,409
Accounting service fees and expenses	85,765	50,969
Professional fees	53,387	47,199
Distribution plan fee	512,593	288,044
Custodian fees	64,075	101,486
Shareholder reporting expenses - Investor class	65,929	42,818
Shareholder reporting expenses - Institutional class	2,320	2,650
Registration fees	7,703	5,741
Registration fees - Investor class	8,009	8,722
Registration fees - Institutional class	8,421	5,257
Trustee fees and expenses	11,580	11,580
Miscellaneous expenses	77,219	59,006
Total expenses before reductions	4,042,777	2,087,932
Expenses offset - Note 1 H	(483)	(324)
Expenses reimbursed - Note 3	(63,283)	(31,039)
Net expenses	3,979,011	2,056,569
Net Investment Income (Loss)	123,543	(1,126,577)
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	18,507,680	(51,413,888)
Securities from affiliated issuers	—	(1,016,188)
Written options	28,798	—
Foreign currency transactions	(133,958)	(39,722)
Net realized gain (loss)	18,402,520	(52,469,798)
Net change in unrealized appreciation (depreciation) of:
Investments	(54,340,848)	(93,626,756)
Written options	—	—
Other assets and liabilities denominated in foreign currencies	(32,470)	(2,816)
Net unrealized appreciation (depreciation)	(54,373,318)	(93,629,572)
Net Realized and Unrealized Gain (Loss) on Investments	(35,970,798)	(146,099,370)
Net Increase (Decrease) In Net Assets Resulting From Operations	$(35,847,255)	$(147,225,947)

Statements of Operations (unaudited)

Net Investment Income	Gold and Precious Metals Fund	Emerging Europe Fund
Income:
Dividends from unaffiliated issuers	$601,430	$4,801,069
Foreign tax withheld on dividends, net of reimbursements	(73,817)	(625,477)
Net dividends	527,613	4,175,592
Interest and other	450,882	94,352
Total income	978,495	4,269,944
Expenses:
Management fee	728,354	907,764
Administrative services fee	52,444	62,915
Transfer agent fees and expenses	140,948	208,654
Accounting service fees and expenses	36,215	37,106
Professional fees	29,919	27,547
Distribution plan fee	163,887	196,610
Custodian fees	67,843	89,776
Shareholder reporting expenses	29,966	32,292
Registration fees	11,206	10,733
Trustee fees and expenses	11,580	11,580
Miscellaneous expenses	38,252	35,001
Total expenses before reductions	1,310,614	1,619,978
Expenses offset - Note 1 H	(366)	(331)
Expenses reimbursed - Note 3	(6,766)	—
Net expenses	1,303,482	1,619,647
Net Investment Income (Loss)	(324,987)	2,650,297
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	(23,881,171)	3,532,192
Written options	—	31,229
Foreign currency transactions	(22,895)	(85,146)
Net realized gain (loss)	(23,904,066)	3,478,275
Net change in unrealized appreciation (depreciation) of:
Investments	(48,391,563)	(21,827,602)
Written options	—	76,148
Other assets and liabilities denominated in foreign currencies	(547)	(66,944)
Net unrealized depreciation	(48,392,110)	(21,818,398)
Net Realized and Unrealized Loss on Investments	(72,296,176)	(18,340,123)
Net Decrease In Net Assets Resulting From Operations	$(72,621,163)	$(15,689,826)

See accompanying notes to financial statements.

For the Six Months Ended June 30, 2013

Net Investment Income	Global Emerging Markets Fund	China Region Fund
Income:
Dividends from unaffiliated issuers	$205,757	$523,261
Foreign tax withheld on dividends, net of reimbursements	(19,451)	(21,546)
Net dividends	186,306	501,715
Interest and other	7,903	145
Total income	194,209	501,860
Expenses:
Management fee	45,716	154,538
Administrative services fee	2,952	11,440
Transfer agent fees and expenses	24,301	49,990
Accounting service fees and expenses	33,122	33,126
Professional fees	24,271	23,551
Distribution plan fee	9,226	35,750
Custodian fees	25,474	37,877
Shareholder reporting expenses	4,474	10,407
Registration fees	8,166	8,541
Trustee fees and expenses	11,580	11,580
Miscellaneous expenses	13,933	17,143
Total expenses before reductions	203,215	393,943
Expenses offset - Note 1 H	(60)	(144)
Expenses reimbursed - Note 3	(91,672)	(53,359)
Net expenses	111,483	340,440
Net Investment Income (Loss)	82,726	161,420
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	26,732	1,436,780
Written options	—	—
Foreign currency transactions	(17,497)	(2,232)
Net realized gain (loss)	9,235	1,434,548
Net change in unrealized appreciation (depreciation) of:
Investments	(376,428)	(2,454,940)
Written options	—	—
Other assets and liabilities denominated in foreign currencies	503	(5)
Net unrealized depreciation	(375,925)	(2,454,945)
Net Realized and Unrealized Loss on Investments	(366,690)	(1,020,397)
Net Decrease In Net Assets Resulting From Operations	$(283,964)	$(858,977)

Statements of Changes in Net Assets

	U.S. Treasury Securities Cash Fund		U.S. Government Securities Savings Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets
From operations:
Net investment income	$3,876	$8,581	$6,883	$15,753
Net realized loss	—	—	—	—
Net unrealized appreciation (depreciation)	—	—	—	—
Net increase (decrease) in net assets from operations	3,876	8,581	6,883	15,753
Distributions to shareholders:
From net investment income
Investor class	(3,876)	(8,500)	(6,883)	(15,792)
Total distributions to shareholders	(3,876)	(8,500)	(6,883)	(15,792)
From capital share transactions:
Proceeds from shares sold Investor class	46,745,242	77,104,085	42,565,247	79,402,411
Distributions reinvested Investor class	3,850	8,382	6,843	15,570
	46,749,092	77,112,467	42,572,090	79,417,981
Cost of shares redeemed Investor class	(48,911,966)	(87,477,230)	(49,617,436)	(110,656,435)
Net increase (decrease) in net assets from capital share transactions	(2,162,874)	(10,364,763)	(7,045,346)	(31,238,454)
Net Increase (Decrease) in Net Assets	(2,162,874)	(10,364,682)	(7,045,346)	(31,238,493)
Net Assets
Beginning of year	80,191,850	90,556,532	140,425,081	171,663,574
End of period	$78,028,976	$80,191,850	$133,379,735	$140,425,081
Accumulated undistributed net investment income, end of period	$1,151	$1,151	$2,531	$2,531
Capital Share Activity
Investor class:
Shares sold	46,745,242	77,104,085	42,565,247	79,402,411
Shares reinvested	3,850	8,382	6,843	15,570
Shares redeemed	(48,911,966)	(87,477,230)	(49,617,436)	(110,656,435)
Net share activity	(2,162,874)	(10,364,763)	(7,045,346)	(31,238,454)

See accompanying notes to financial statements.

	Near-Term Tax Free Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets
From operations:
Net investment income	$499,164	$859,973
Net realized loss	(5,276)	(278)
Net unrealized appreciation (depreciation)	(913,524)	67,999
Net increase (decrease) in net assets from operations	(419,636)	927,694
Distributions to shareholders:
From net investment income
Investor class	(479,653)	(866,558)
Total distributions to shareholders	(479,653)	(866,558)
From capital share transactions:
Proceeds from shares sold Investor class	16,968,514	15,981,583
Distributions reinvested Investor class	421,566	739,939
	17,390,080	16,721,522
Cost of shares redeemed Investor class	(9,286,761)	(7,286,999)
Net increase (decrease) in net assets from capital share transactions	8,103,319	9,434,523
Net Increase (Decrease) in Net Assets	7,204,030	9,495,659
Net Assets
Beginning of year	44,509,310	35,013,651
End of period	$51,713,340	$44,509,310
Accumulated undistributed net investment income, end of period	$37,405	$17,894
Capital Share Activity
Investor class:
Shares sold	7,480,066	7,020,534
Shares reinvested	186,219	325,398
Shares redeemed	(4,104,409)	(3,202,347)
Net share activity	3,561,876	4,143,585

Statements of Changes in Net Assets

	Tax Free Fund		All American Equity Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$358,344	$718,389	$(37,779)	$47,748
Net realized gain (loss)	(9,488)	1,339	562,191	1,308,682
Net unrealized appreciation (depreciation)	(1,050,478)	487,421	1,808,662	531,485
Net increase (decrease) in net assets from operations	(701,622)	1,207,149	2,333,074	1,887,915
Distributions to shareholders:
From net investment income
Investor class	(352,684)	(718,429)	—	—
From net capital gains
Investor class	—	—	—	—
Total distributions to shareholders	(352,684)	(718,429)	—	—
From capital share transactions:
Proceeds from shares sold Investor class	3,226,745	6,942,742	1,969,808	2,230,319
Distributions reinvested Investor class	280,893	570,049	—	—
Proceeds from short-term trading fees Investor class	—	—	167	485
	3,507,638	7,512,791	1,969,975	2,230,804
Cost of shares redeemed Investor class	(5,570,135)	(6,526,795)	(1,414,911)	(3,671,270)
Net increase (decrease) in net assets from capital share transactions	(2,062,497)	985,996	555,064	(1,440,466)
Net Increase (Decrease) in Net Assets	(3,116,803)	1,474,716	2,888,138	447,449
Net Assets
Beginning of year	23,138,038	21,663,322	16,846,068	16,398,619
End of period	$20,021,235	$23,138,038	$19,734,206	$16,846,068
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$41,051	$35,391	$6,172	$43,951
Capital Share Activity
Investor class:
Shares sold	250,863	539,707	70,115	90,701
Shares reinvested	22,023	44,307	—	—
Shares redeemed	(435,670)	(508,977)	(51,184)	(149,051)
Net share activity	(162,784)	75,037	18,931	(58,350)

See accompanying notes to financial statements.

	Holmes Growth Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(184,096)	$(185,170)
Net realized gain (loss)	907,595	1,307,292
Net unrealized appreciation (depreciation)	3,676,007	1,263,574
Net increase (decrease) in net assets from operations	4,399,506	2,385,696
Distributions to shareholders:
From net investment income
Investor class	—	—
From net capital gains
Investor class	—	(563,945)
Total distributions to shareholders	—	(563,945)
From capital share transactions:
Proceeds from shares sold Investor class	1,138,002	2,717,164
Distributions reinvested Investor class	—	521,245
Proceeds from short-term trading fees Investor class	2	4
	1,138,004	3,238,413
Cost of shares redeemed Investor class	(3,618,167)	(5,736,316)
Net increase (decrease) in net assets from capital share transactions	(2,480,163)	(2,497,903)
Net Increase (Decrease) in Net Assets	1,919,343	(676,152)
Net Assets
Beginning of year	34,639,378	35,315,530
End of period	$36,558,721	$34,639,378
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$(209,369)	$(25,273)
Capital Share Activity
Investor class:
Shares sold	56,640	139,071
Shares reinvested	—	28,115
Shares redeemed	(179,588)	(300,437)
Net share activity	(122,948)	(133,251)

Statements of Changes in Net Assets

	MegaTrends Fund		Global Resources Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(31,643)	$33,449	$123,543	$2,941,071
Net realized gain (loss)	930,705	1,156,332	18,402,520	(3,922,178)
Net unrealized appreciation (depreciation)	265,481	(396,712)	(54,373,318)	38,946,193
Net increase (decrease) in net assets from operations	1,164,543	793,069	(35,847,255)	37,965,086
Distributions to shareholders:
From net investment income
Investor class	—	(49,108)	—	(9,700,159)
Institutional class	—	(4,806)	—	(3,187,762)
Total distributions to shareholders	—	(53,914)	—	(12,887,921)
From capital share transactions:
Proceeds from shares sold Investor class	599,068	491,825	21,848,255	51,610,831
Institutional class	—	18,619	7,227,070	43,381,958
Distributions reinvested Investor class	—	44,847	—	9,250,371
Institutional class	—	4,536	—	3,174,978
Proceeds from short-term trading fees Investor class	2	18	325	3,980
Institutional class	—	—	45	77
	599,070	559,845	29,075,695	107,422,195
Cost of shares redeemed Investor class	(828,908)	(3,306,097)	(77,660,237)	(196,087,325)
Institutional class	(105,334)	(2,443,413)	(56,587,004)	(11,742,608)
Net decrease in net assets from capital share transactions	(335,172)	(5,189,665)	(105,171,546)	(100,407,738)
Net Increase (Decrease) in Net Assets	829,371	(4,450,510)	(141,018,801)	(75,330,573)
Net Assets
Beginning of year	10,456,927	14,907,437	532,447,422	607,777,995
End of period	$11,286,298	$10,456,927	$391,428,621	$532,447,422
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$(51,324)	$(19,681)	$4,971,017	$4,847,474
Capital Share Activity
Investor class:
Shares sold	68,307	61,160	2,219,493	5,290,383
Shares reinvested	—	5,620	—	955,617
Shares redeemed	(95,190)	(410,051)	(7,930,463)	(20,403,092)
Net share activity	(26,883)	(343,271)	(5,710,970)	(14,157,092)
Institutional class:
Shares sold	—	2,339	731,164	4,563,077
Shares reinvested	—	585	—	329,696
Shares redeemed	(12,614)	(309,025)	(5,841,614)	(1,198,556)
Net share activity	(12,614)	(306,101)	(5,110,450)	3,694,217

See accompanying notes to financial statements.

	World Precious Minerals Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(1,126,577)	$(3,206,447)
Net realized gain (loss)	(52,469,798)	(25,675,266)
Net unrealized appreciation (depreciation)	(93,629,572)	(17,140,974)
Net increase (decrease) in net assets from operations	(147,225,947)	(46,022,687)
Distributions to shareholders:
From net investment income
Investor class	—	—
Institutional class	—	—
Total distributions to shareholders	—	—
From capital share transactions:
Proceeds from shares sold Investor class	13,111,147	36,851,148
Institutional class	—	31,435
Distributions reinvested Investor class	—	—
Institutional class	—	—
Proceeds from short-term trading fees Investor class	748	8,741
Institutional class	—	—
	13,111,895	36,891,324
Cost of shares redeemed Investor class	(37,332,208)	(108,472,249)
Institutional class	(376,417)	(762,575)
Net decrease in net assets from capital share transactions	(24,596,730)	(72,343,500)
Net Increase (Decrease) in Net Assets	(171,822,677)	(118,366,187)
Net Assets
Beginning of year	319,820,625	438,186,812
End of period	$147,997,948	$319,820,625
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$(26,968,483)	$(25,841,906)
Capital Share Activity
Investor class:
Shares sold	1,670,761	2,986,280
Shares reinvested	—	—
Shares redeemed	(4,287,144)	(8,829,230)
Net share activity	(2,616,383)	(5,842,950)
Institutional class:
Shares sold	—	2,159
Shares reinvested	—	—
Shares redeemed	(46,201)	(64,822)
Net share activity	(46,201)	(62,663)

Statements of Changes in Net Assets

	Gold and Precious Metals Fund		Emerging Europe Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(324,987)	$(1,075,576)	$2,650,297	$2,631,690
Net realized gain (loss)	(23,904,066)	(8,771,938)	3,478,275	11,640,064
Net unrealized appreciation (depreciation)	(48,392,110)	(2,502,399)	(21,818,398)	19,357,746
Net increase (decrease) in net assets from operations	(72,621,163)	(12,349,913)	(15,689,826)	33,629,500
Distributions to shareholders:
From net investment income
Investor class	—	(256,589)	—	(1,152,778)
Total distributions to shareholders	—	(256,589)	—	(1,152,778)
From capital share transactions:
Proceeds from shares sold Investor class	22,070,200	25,898,154	5,002,835	8,103,453
Distributions reinvested Investor class	—	238,024	—	1,112,837
Proceeds from short-term trading fees Investor class	4,232	6,075	2,258	47,545
	22,074,432	26,142,253	5,005,093	9,263,835
Cost of shares redeemed Investor class	(28,320,311)	(42,098,880)	(32,519,642)	(61,652,693)
Net decrease in net assets from capital share transactions	(6,245,879)	(15,956,627)	(27,514,549)	(52,388,858)
Net Decrease in Net Assets	(78,867,042)	(28,563,129)	(43,204,375)	(19,912,136)
Net Assets
Beginning of year	166,524,015	195,087,144	173,686,680	193,598,816
End of period	$87,656,973	$166,524,015	$130,482,305	$173,686,680
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$(2,002,254)	$(1,677,267)	$4,306,230	$1,655,933
Capital Share Activity
Investor class:
Shares sold	2,328,836	2,126,571	539,087	915,162
Shares reinvested	—	19,952	—	123,375
Shares redeemed	(3,243,644)	(3,488,632)	(3,543,263)	(7,091,293)
Net share activity	(914,808)	(1,342,109)	(3,004,176)	(6,052,756)

See accompanying notes to financial statements.

	Global Emerging Markets Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$82,726	$21,286
Net realized gain (loss)	9,235	(231,105)
Net unrealized appreciation (depreciation)	(375,925)	774,684
Net increase (decrease) in net assets from operations	(283,964)	564,865
Distributions to shareholders:
From net investment income
Investor class	—	—
Total distributions to shareholders	—	—
From capital share transactions:
Proceeds from shares sold Investor class	551,296	735,081
Distributions reinvested Investor class	—	—
Proceeds from short-term trading fees Investor class	1,084	3,216
	552,380	738,297
Cost of shares redeemed Investor class	(1,339,842)	(1,812,833)
Net decrease in net assets from capital share transactions	(787,462)	(1,074,536)
Net Decrease in Net Assets	(1,071,426)	(509,671)
Net Assets
Beginning of year	7,714,491	8,224,162
End of period	$6,643,065	$7,714,491
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$69,758	$(12,968)
Capital Share Activity
Investor class:
Shares sold	73,193	100,715
Shares reinvested	—	—
Shares redeemed	(179,595)	(253,227)
Net share activity	(106,402)	(152,512)

Statements of Changes in Net Assets

	China Region Fund
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets
From operations:
Net investment income	$161,420	$179,211
Net realized gain (loss)	1,434,548	(1,458,436)
Net unrealized appreciation (depreciation)	(2,454,945)	4,621,289
Net increase (decrease) in net assets from operations	(858,977)	3,342,064
Distributions to shareholders:
From net investment income
Investor class	—	(65,330)
Total distributions to shareholders	—	(65,330)
From capital share transactions:
Proceeds from shares sold Investor class	2,528,320	3,015,349
Distributions reinvested Investor class	—	60,889
Proceeds from short-term trading fees Investor class	3,638	17,955
	2,531,958	3,094,193
Cost of shares redeemed Investor class	(5,318,532)	(7,846,097)
Net decrease in net assets from capital share transactions	(2,786,574)	(4,751,904)
Net Decrease in Net Assets	(3,645,551)	(1,475,170)
Net Assets
Beginning of year	29,159,807	30,634,977
End of period	$25,514,256	$29,159,807
Accumulated undistributed net investment income (distributions in excess of net investment income), end of period	$113,823	$(47,597)
Capital Share Activity
Investor class:
Shares sold	327,693	415,996
Shares reinvested	—	8,195
Shares redeemed	(688,787)	(1,094,661)
Net share activity	(361,094)	(670,470)

See accompanying notes to financial statements.

Notes to Financial Statements (unaudited)  June 30, 2013

Note 1: Significant Accounting Policies

U.S. Global Investors Funds (Trust), consisting of thirteen separate funds (Funds), is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe, Global Emerging Markets and China Region. A nondiversified fund may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

On March 19, 2013, the name of the Eastern European Fund changed to the Emerging Europe Fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A. Security Valuations

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange of its market at the time of daily valuation. Options and securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued by an independent pricing service using an evaluated quote based on such factors as institutional-size trading in similar groups of securities, yield, quality, maturity, coupon rate, type of issue, individual trading characteristics and other market data.

B. Fair Valued Securities

Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith by the Adviser's Valuation Committee, under policies and procedures established by the Funds' Board of Trustees. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Committee meets on a regular basis to review securities which may not have readily available market prices and considers a number of factors in determining fair value, including nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed. The Valuation Committee regularly reviews inputs and assumptions and performs

Notes to Financial Statements (unaudited)  June 30, 2013

transactional back-testing and disposition analysis. The Valuation Committee reports quarterly to the Funds' Board of Trustees.

For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds use a systematic fair value model provided by an independent third party to value international securities primarily traded on an exchange or market outside the Western Hemisphere in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange.

C. Security Transactions and Investment Income

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund has confirmed the ex-dividend date. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund's share class based on their respective net assets.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

E. Foreign Currency Transactions

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign

Notes to Financial Statements (unaudited)  June 30, 2013

denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

F. Federal Income Taxes

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2012 tax returns. The Funds' 2009, 2010, 2011 and 2012 tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress.

G. Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

The Funds generally pay income dividends and distribute capital gains, if any, annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends on a daily basis with payment monthly. The Tax Free and Near-Term Tax Free Funds pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes. Differences in per share dividend rates for multiclass funds generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses.

H. Expenses

Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by

Notes to Financial Statements (unaudited)  June 30, 2013

credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments. Custodian fees are presented in the Statement of Operations gross of such credits, and the credits are presented as offsets to expenses.

I. Short-Term Trading (Redemption) Fees

Short-term trading (redemption) fees are assessed on the Equity Funds (listed below). These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital. Prior to March 19, 2013, fees were assessed as follows:

Fund	Shares Held	Fee (as % of Proceeds)
All American Equity	30 days or less	0.10%
Holmes Growth	30 days or less	0.10%
MegaTrends	30 days or less	0.25%
Global Resources	30 days or less	0.25%
World Precious Minerals	30 days or less	0.50%
Gold and Precious Metals	30 days or less	0.50%
Emerging Europe	180 days or less	2.00%
Global Emerging Markets	180 days or less	2.00%
China Region	180 days or less	1.00%

Effective March 19, 2013, the fee for each of the Equity Funds was reduced to 0.05% of the amount redeemed on shares held seven days or less.

J. Use of Estimates in Financial Statement Preparation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. Subsequent Events Evaluation

Management has evaluated subsequent events after the balance sheet date of June 30, 2013, through the date that the financial statements were issued and determined that there were no events or transactions that would require recognition or disclosure in the financial statements except as discussed in Note 9.

L. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The ASU requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is an amendment to clarify the scope of disclosures

Notes to Financial Statements (unaudited)  June 30, 2013

required by ASU No. 2011-11. These ASUs are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, the Funds do not have netting agreements that will fall under the provisions of these pronouncements and do not intend to enter into such agreements in the future. Therefore, these pronouncements did not have a material impact on the financial statements.

Note 2: Financial Derivative Instruments

A. Options Contracts

Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

Purchasing a put option tends to decrease a Fund's exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund's exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

Writing a put option tends to increase a Fund's exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund's exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options

Notes to Financial Statements (unaudited)  June 30, 2013

include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund's anticipated profits or increase its losses.

As of June 30, 2013, portfolio securities valued at $233,820, $467,640 and $2,763,000 were held in escrow by the custodian as collateral for call options written for the All American Equity Fund, the Holmes Growth Fund and the Emerging Europe Fund, respectively.

Transactions in written call options during the six-month period ended June 30, 2013, were as follows:

	All American Equity Fund Call Options		Holmes Growth Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—	—	$—
Options written	65	20,509	340	91,093
Options closed	—	—	(140)	(21,969)
Options expired	(45)	(13,355)	(160)	(54,816)
Options exercised	—	—	—	—
Options outstanding at June 30, 2013	20	$7,154	40	$14,308
	Global Resources Fund Call Options		Emerging Europe Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—	2,000	$291,560
Options written	18,893	1,536,874	4,000	674,757
Options closed	(8,580)	(999,315)	(4,000)	(697,769)
Options expired	(4,135)	(158,436)	(1,000)	(72,340)
Options exercised	(6,178)	(379,123)	—	—
Options outstanding at June 30, 2013	—	$—	1,000	$196,208

B. Forward Foreign Currency Contracts

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting

Notes to Financial Statements (unaudited)  June 30, 2013

date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

There were no open forward foreign currency contracts at June 30, 2013.

C. Summary of Derivative Instruments

The following is a summary of the valuations of derivative instruments categorized by location in the Statements of Assets and Liabilities as of June 30, 2013:

Location	All American Equity Fund	Holmes Growth Fund	MegaTrends Fund	Global Resources Fund
Asset derivatives
Investments, at value Equity contracts - Note 2 A	$67,500	$123,750	$23,450	$1,517,000
Total	$67,500	$123,750	$23,450	$1,517,000
Liability derivatives
Written options, at value	$5,130	$10,260	$—	$—
Total	$5,130	$10,260	$—	$—
Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
Asset derivatives
Investments, at value Equity contracts - Note 2 A	$3,738,728	$3,242,802	$189,750	$67,017
Total	$3,738,728	$3,242,802	$189,750	$67,017
Liability derivatives
Written options, at value	$—	$—	$152,500	$—
Total	$—	$—	$152,500	$—

Notes to Financial Statements (unaudited)  June 30, 2013

The following is a summary of the effect of derivative instruments on the Statements of Operations for the six-month period ended June 30, 2013:

Location	All American Equity Fund	Holmes Growth Fund	MegaTrends Fund	Global Resources Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities Equity contracts	$(19,442)	$(46,812)	$(12,911)	$(1,050,497)
Realized gain (loss) from written options Equity contracts	13,355	49,324	—	28,798
	(6,087)	2,512	(12,911)	(1,021,699)
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments Equity contracts	(15,874)	(33,950)	(34,474)	(414,527)
Net change in unrealized appreciation (depreciation) of written options Equity contracts	2,024	4,048	—	—
	(13,850)	(29,902)	(34,474)	(414,527)
Total	$(19,937)	$(27,390)	$(47,385)	$(1,436,226)

Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	Global Emerging Markets Fund	China Region Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities Equity contracts	$(13,827,660)	$(9,069,481)	$1,729,276	$1,040	$15,607
Realized gain (loss) from written options Equity contracts	—	—	31,229	—	—
	(13,827,660)	(9,069,481)	1,760,505	1,040	15,607
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments Equity contracts	1,591,825	1,303,222	(2,198,844)	—	(46,523)
Net change in unrealized appreciation (depreciation) of written options Equity contracts	—	—	76,148	—	—
	1,591,825	1,303,222	(2,122,696)	—	(46,523)
Total	$(12,235,835)	$(7,766,259)	$(362,191)	$1,040	$(30,916)

Notes to Financial Statements (unaudited)  June 30, 2013

The average notional amounts of written options, purchased options and forward currency contracts outstanding during the six-month period ended June 30, 2013, were approximately as follows:

Fund	Written Options	Purchased Options	Forward Currency Contracts
All American Equity	$2,019	$18,089	$—
Holmes Growth	10,709	31,217	—
MegaTrends	—	19,063	—
Global Resources	185,314	702,067	—
World Precious Minerals	—	3,870,567	—
Gold and Precious Metals	—	2,820,770	—
Emerging Europe	178,607	533,323	—
Global Emerging Markets	—	7,343	—
China Region	—	87,464	—

Note 3: Related Party Transactions

U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through October 1, 2013, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to each Fund's investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

Notes to Financial Statements (unaudited)  June 30, 2013

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

Fund	Annual Percentage of Average Daily Net Assets
U.S. Treasury Securities Cash and U.S. Government Securities Savings Near-Term Tax Free Tax Free	.50% of the first $250,000,000 and .375% of the excess .50% .75% of the first $250,000,000 and .50% of the excess
All American Equity	.80% of the first $500,000,000 and .75% of the excess
Holmes Growth and MegaTrends	1.00%
Global Resources	.95% of the first $500,000,000; .90% of $500,000,001 to $1,000,000,000 and .85% of the excess
World Precious Minerals	1.00% of the first $500,000,000; .95% of $500,000,001 to $1,000,000,000 and .90% of the excess
Gold and Precious Metals	.90% of the first $500,000,000 and .85% of the excess
Emerging Europe	1.25%
Global Emerging Markets	1.375%
China Region	1.25%

Notes to Financial Statements (unaudited)  June 30, 2013

The advisory agreement also provides that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund's performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. The benchmarks are as follows:

Fund	Benchmark Index
All American Equity	S&P 500 Index
Holmes Growth	S&P Composite 1500 Index
MegaTrends	S&P 500 Index
Global Resources	Morgan Stanley Commodity Related Equity Index
World Precious Minerals	NYSE Arca Gold Miners Index
Gold and Precious Metals	FTSE Gold Mines Index
Emerging Europe	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)
Global Emerging Markets	MSCI Emerging Markets Total Net Return Index
China Region	Hang Seng Composite Index

No performance adjustment is applied unless the difference between the class's investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

The Funds' prospectus and statement of additional information contain additional information about the performance adjustment. The amounts shown as management fees on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the six months ended June 30, 2013, the Funds recorded performance adjustments as follows:

Fund	Investor Class Performance Fee Adjustment	Institutional Class Performance Fee Adjustment
All American Equity	$(7,346)	N/A
Holmes Growth	(45,061)	N/A
MegaTrends	(14,373)	$(1,252)
Global Resources	105,040	30,057
World Precious Minerals	(68,647)	(200)
Gold and Precious Metals	138,360	N/A
Emerging Europe	(75,284)	N/A
Global Emerging Markets	(5,027)	N/A
China Region	(24,214)	N/A

Notes to Financial Statements (unaudited)  June 30, 2013

Under an administrative services agreement, the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Gold and Precious Metals, Emerging Europe, Global Emerging Markets and China Region Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets of each Fund for administrative services provided. The MegaTrends, Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets for the Investor Class and 0.06% of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which a subsidiary of the Adviser is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the period ended June 30, 2013, were limited as follows for the Investor Class: U.S. Treasury Securities Cash Fund at 1.00%, U.S. Government Securities Savings Fund at 0.45%, All American Equity Fund at 2.20%, Holmes Growth Fund at 2.20%, MegaTrends Fund at 2.35%, Global Resources, World Precious Minerals, and Gold and Precious Metals Funds at 1.90%, Emerging Europe Fund at 2.85%, Global Emerging Markets Fund at 3.15% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser's discretion.

Effective May 1, 2013, the Adviser contractually limited the total operating expenses of Near-Term Tax Free Fund and Tax Free Fund at 0.45% and 0.70%, respectively, on an annualized basis through April 30, 2014. Prior to May 1, 2013, the Adviser had voluntarily limited the expenses of these funds at the same percentages.

The Adviser has voluntarily agreed to waive all class specific expenses for the Institutional Classes of the MegaTrends Fund and World Precious Minerals Fund; the Adviser can modify or terminate this arrangement at any time. Effective May 1, 2013, the Adviser contractually agreed to waive all class specific expenses for the Institutional Class of the Global Resources Fund until April 30, 2014. Prior to May 1, 2013, the Adviser had voluntarily waived all class specific expenses for the Institutional Class of the Global Resources Fund. These expense waivers are exclusive of any performance fee adjustments.

Notes to Financial Statements (unaudited)  June 30, 2013

The Adviser has voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the respective Fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the Fund's yield to fall below the Minimum Yield. For the six months ended June 30, 2013, fees waived and/or expenses reimbursed as a result of this agreement were $363,694 and $252,937 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively. At June 30, 2013, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 12/31/2013	Expires 12/31/2014	Expires 12/31/2015	Expires 12/31/2016	Total
U.S. Treasury Securities Cash	$884,850	$867,545	$735,584	$363,694	$2,851,673
U.S. Government Securities Savings	678,107	736,531	509,874	252,937	2,177,449

United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund's share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction-and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

The Adviser was reimbursed for services of the Funds' Chief Compliance Officer during the six months ended June 30, 2013, in the amount of $70,039.

Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds, certain base fees and transaction-based fees.

The independent Trustees receive compensation for serving on the Board. Trustees serving as Chairman of the Board or a special committee or as a member of a committee receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

Note 4: Investments

Cost of purchases and proceeds from sales of long-term securities for the six months ended June 30, 2013, are summarized as follows:

Fund	Purchases	Sales
Near-Term Tax Free	$11,665,799	$400,000
Tax Free	653,377	1,706,724
All American Equity	14,895,637	15,102,232
Holmes Growth	19,330,431	21,637,471

Notes to Financial Statements (unaudited)  June 30, 2013

Fund	Purchases	Sales
MegaTrends	$14,333,814	$15,505,900
Global Resources	224,097,808	303,932,452
World Precious Minerals	26,778,751	64,864,214
Gold and Precious Metals	23,533,238	39,676,361
Emerging Europe	61,094,856	100,290,083
Global Emerging Markets	8,021,763	7,936,076
China Region	26,188,305	29,843,281

U.S. Treasury Securities Cash and U.S. Government Securities Savings held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

Investments in foreign issuers as a percent of total investments at June 30, 2013, were: 2.81% of All American Equity, 11.80% of Holmes Growth, 22.92% of MegaTrends, 36.70% of Global Resources (below 40% due to temporary defensive positioning), 87.03% of World Precious Minerals, 69.21% of Gold and Precious Metals, 99.51% of Emerging Europe, 100.00% of Global Emerging Markets and 99.72% of China Region.

Note 5: Tax Information

The following table presents the income tax basis of securities owned at June 30, 2013, and the tax basis components of net unrealized appreciation (depreciation):

Fund	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Treasury Securities Cash	$77,938,354	$—	$—	$—
U.S. Government Securities Savings	133,233,390	—	—	—
Near-Term Tax Free	47,807,581	863,369	(476,280)	387,089
Tax Free	19,092,012	861,222	(297,032)	564,190
All American Equity	15,474,863	2,844,640	(216,918)	2,627,722
Holmes Growth	28,003,734	6,145,351	(493,768)	5,651,583
MegaTrends	10,338,995	903,556	(444,495)	459,061
Global Resources	442,385,631	46,412,696	(122,112,886)	(75,700,190)
World Precious Minerals	316,182,567	8,707,684	(194,921,512)	(186,213,828)
Gold and Precious Metals	124,854,110	2,484,834	(62,255,658)	(59,770,824)
Emerging Europe	111,380,350	18,638,875	(14,831,941)	3,806,934
Global Emerging Markets	7,086,745	655,027	(1,366,975)	(711,948)
China Region	24,103,111	2,104,083	(1,880,273)	223,810

Notes to Financial Statements (unaudited)  June 30, 2013

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)
U.S. Treasury Securities Cash	$—	$1,151	$—	$—
U.S. Government Securities Savings	—	2,531	—	—
Near-Term Tax Free	6,229	11,667	—	1,300,612
Tax Free	7,655	35,391	—	1,614,668
All American Equity	—	43,951	—	821,084
Holmes Growth	—	—	1,061,560	1,979,623
MegaTrends	—	18,079	—	193,580
Global Resources	—	13,521,849	—	(21,357,419)
World Precious Minerals	—	—	—	(92,587,804)
Gold and Precious Metals	—	—	—	(11,380,125)
Emerging Europe	—	1,674,295	—	25,600,807
Global Emerging Markets	—	—	—	(335,643)
China Region	—	62,355	—	2,678,744

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Growth, MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe, Global Emerging Markets and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to markets, unreversed return of capital in Canadian Trusts, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

The tax character of distributions paid during the six months ended June 30, 2013, were as follows:

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Treasury Securities Cash	$—	$3,876	$—	$3,876
U.S. Government Securities Savings	—	6,883	—	6,883
Near-Term Tax Free	460,776	18,877	—	479,653
Tax Free	327,018	25,666	—	352,684
All American Equity	—	—	—	—
Holmes Growth	—	—	—	—
MegaTrends - Investor Class	—	—	—	—
MegaTrends - Institutional Class	—	—	—	—
Global Resources - Investor Class	—	—	—	—
Global Resources - Institutional Class	—	—	—	—
World Precious Minerals - Investor Class	—	—	—	—
World Precious Minerals - Institutional Class	—	—	—	—
Gold and Precious Metals	—	—	—	—
Emerging Europe	—	—	—	—
Global Emerging Markets	—	—	—	—
China Region	—	—	—	—

Notes to Financial Statements (unaudited)  June 30, 2013

The tax character of distributions paid during the fiscal year ended December 31, 2012, were as follows:

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Treasury Securities Cash	$—	$8,500	$—	$8,500
U.S. Government Securities Savings	—	15,792	—	15,792
Near-Term Tax Free	827,875	38,683	—	866,558
Tax Free	679,446	38,983	—	718,429
All American Equity	—	—	—	—
Holmes Growth	—	—	563,945	563,945
MegaTrends - Investor Class	—	49,108	—	49,108
MegaTrends - Institutional Class	—	4,806	—	4,806
Global Resources - Investor Class	—	9,700,159	—	9,700,159
Global Resources - Institutional Class	—	3,187,762	—	3,187,762
World Precious Minerals - Investor Class	—	—	—	—
World Precious Minerals - Institutional Class	—	—	—	—
Gold and Precious Metals	—	256,589	—	256,589
Emerging Europe	—	1,152,778	—	1,152,778
Global Emerging Markets	—	—	—	—
China Region	—	65,330	—	65,330

Capital loss carryforwards may be used to offset current or future taxable capital gains until expiration. The Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years are required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The loss carryforwards and related expiration dates for each fund, as of December 31, 2012, are as follows:

	No Expiration		Expiration Date
Fund	Short-Term	Long-Term	2013	2014	2015
U.S. Treasury Securities Cash	$—	$—	$—	$—	$—
U.S. Government Securities Savings	—	—	—	—	—
Near-Term Tax Free	—	3,623	2,760	202,719	2,488
Tax Free	6,681	11,487	—	—	—
All American Equity	—	—	—	—	—
Holmes Growth	—	—	—	—	—
MegaTrends	—	—	—	—	6,016,468
Global Resources	86,321,451	21,474,071	—	—	—
World Precious Minerals	24,662,460	16,607,108	—	—	—
Gold and Precious Metals	7,668,776	1,949,089	—	—	—
Emerging Europe	2,752,268	—	—	—	—
Global Emerging Markets	489,614	—	—	—	3,355,041
China Region	6,316,272	338,716	—	—	—

Notes to Financial Statements (unaudited)  June 30, 2013

	Expiration Date
Fund	2016	2017	2018	Total
U.S. Treasury Securities Cash	$—	$—	$—	$—
U.S. Government Securities Savings	—	—	—	—
Near-Term Tax Free	112	722	2,532	214,956
Tax Free	10,697	—	—	28,865
All American Equity	—	56,792	—	56,792
Holmes Growth	—	—	—	—
MegaTrends	5,994,166	995,675	—	13,006,309
Global Resources	—	259,212,512	—	367,008,034
World Precious Minerals	—	63,779,512	—	105,049,080
Gold and Precious Metals	—	—	—	9,617,865
Emerging Europe	28,524,678	257,523,539	15,445,946	304,246,431
Global Emerging Markets	2,965,929	5,814,949	—	12,625,533
China Region	15,020,267	—	—	21,675,255

In accordance with tax rules, the following net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2012, as follows:

Fund	Post October 31, 2012 Capital Loss Deferral	Post October 31, 2012 Ordinary Loss Deferral
Holmes Growth	$61,788	$25,273
Global Resources	11,340,796	—
World Precious Minerals	17,859,133	276,562
Gold and Precious Metals	4,227,291	30,858
Emerging Europe	265,016	18,362
Global Emerging Markets	21,181	7,122

Note 6: Risks of Concentrations

The Near-Term Tax Free Fund and the Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

Because the Global Resources Fund concentrates its investments in specific industries, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

The investment policies of the World Precious Minerals and Gold and Precious Metals Funds present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a

Notes to Financial Statements (unaudited)  June 30, 2013

country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry.

The Emerging Europe and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers, including sovereign nations, and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

Note 7: Credit Arrangements

Each of the Funds has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the period ended June 30, 2013. The Funds paid BBH a total of $22,625 in commitment fees for the period ended June 30, 2013, under this arrangement.

Notes to Financial Statements (unaudited)  June 30, 2013

Note 8: Shares of Beneficial Interest

At June 30, 2013, individual shareholders holding more than 5% of outstanding Investor Class shares comprised 5.51% and 6.51% of the U.S. Treasury Securities Cash Fund and the Global Emerging Markets Fund, respectively. In addition, the Adviser held 12.68%, 8.31% and 5.41% of the Investor Class shares of U.S. Government Securities Savings Fund, Tax Free Fund and Global Emerging Markets Fund, respectively, and 32.28% of the Institutional Class shares of MegaTrends Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

Note 9: Subsequent Events

On August 23, 2013, the Board of Trustees of the Funds approved the following initiatives: (1) liquidate the U.S. Treasury Securities Cash Fund, (2) pending shareholder approval, change the U.S. Government Securities Savings Fund to a short-term U.S. government bond fund that is not a money market fund, (3) reorganize the Tax Free Fund into the Near-Term Tax Free Fund and (4) convert transfer agency services to a different provider. These initiatives are projected to be completed by the end of 2013. Shareholders will receive further information on how these changes will affect their accounts in the fall of 2013.

Financial Highlights

U.S. Treasury Securities Cash Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Activities
Net investment income	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)	.02
Net realized and unrealized gain	—	—	—	—	—	—	—
Total from investment activities	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)	.02
Distributions from net investment income	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)	(.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (excluding account fees) (b)	—	.01%	.01%	.01%	.01%	.23%	2.46%
Ratios to Average Net Assets: (c)
Net investment income	.01%	.01%	.01%	.01%	.01%	.44%	2.43%
Total expenses	1.11%	1.08%	.98%	1.01%	1.01%	1.11%	1.09%
Expenses waived or reimbursed (d)(e)	(1.05)%	(.95)%	(.92)%	(.86)%	(.75)%	(.38)%	(.09)%
Net recouped fees (e)	—	—	—	—	—	—	— (g)
Net expenses (f)	.06%	.13%	.06%	.15%	.26%	.73%	1.00%
Net assets, end of period (in thousands)	$78,029	$80,192	$90,557	$99,491	$103,889	$121,410	$111,955

*  Effective December 31, 2008, the fiscal year changed to December 31.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(e)  During the year ended June 30, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $4,259. The Fund reimbursed the Adviser the $4,259 during the year ended June 30, 2008. During the six months ended December 31, 2008, the year ended December 31, 2009, the year ended December 31, 2010, the year ended December 31, 2011, the year ended December 31, 2012, and the six months ended June 30, 2013, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $170,642, $789,420, $884,850, $867,545, $735,584 and $363,694, respectively. The waivers/reimbursements from 2010-2013 are subject to recapture in future periods.

(f)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effects of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (g)	—	—	—	—	—	—	—

(g)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

U.S. Government Securities Savings Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,		Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*		2008
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Investment Activities
Net investment income	— (a)	— (a)	— (a)	— (a)	— (a)	.01		.03
Net realized and unrealized gain	—	—	—	— (a)	—	—	(a)	— (a)
Total from investment activities	— (a)	— (a)	— (a)	— (a)	— (a)	.01		.03
Distributions from net investment income	— (a)	— (a)	— (a)	— (a)	— (a)	(.01)		(.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return (excluding account fees) (b)	—	.01%	.01%	.01%	.10%	.67%		3.47%
Ratios to Average Net Assets: (c)
Net investment income	.01%	.01%	.01%	.01%	.11%	1.36%		3.42%
Total expenses	.89%	.87%	.81%	.82%	.78%	.73%		.65%
Expenses waived or reimbursed (d)	(.81)%	(.74)%	(.74)%	(.67)%	(.42)%	(.26)%		(.20)%
Net expenses (e)	.08%	.13%	.07%	.15%	.36%	.47	%(g)	.45%
Net assets, end of period (in thousands)	$133,380	$140,425	$171,664	$203,835	$263,232	$357,910		$446,208

*  Effective December 31, 2008, the fiscal year changed to December 31.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred. During the year ended December 31, 2009, the year ended December 31, 2010, the year ended December 31, 2011, the year ended December 31, 2012, and the six months ended June 30, 2013, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $258,561, $678,107, $736,531, $509,874 and $252,937, respectively. The waivers/reimbursements from 2010-2013 are subject to recapture in future periods.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  The annualized net expense ratio for the six months ended December 31, 2008, exceeded the limitation for the period due to the cost of participating in the U.S. Treasury Guarantee Program for the Money Market Funds. The cost to participate was without regard to the expense limitation.

See accompanying notes to financial statements.

Financial Highlights

Near-Term Tax Free Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$2.27	$2.26	$2.22	$2.21	$2.16	$2.14	$2.12
Investment Activities
Net investment income	.02	.05	.05	.06	.06	.03	.07
Net realized and unrealized gain (loss)	(.04)	.01	.04	.01	.05	.02	.02
Total from investment activities	(.02)	.06	.09	.07	.11	.05	.09
Distributions from net investment income	(.02)	(.05)	(.05)	(.06)	(.06)	(.03)	(.07)
Net asset value, end of period	$2.23	$2.27	$2.26	$2.22	$2.21	$2.16	$2.14
Total Return (excluding account fees) (a)	(.80)%	2.67%	4.24%	2.95%	5.00%	2.55%	4.42%
Ratios to Average Net Assets: (b)
Net investment income	2.06%	2.21%	2.39%	2.46%	2.63%	3.15%	3.41%
Total expenses	1.15%	1.25%	1.26%	1.30%	1.53%	1.82%	1.91%
Expenses waived or reimbursed (c)	(.70)%	(.80)%	(.81)%	(.85)%	(1.08)%	(1.37)%	(1.46)%
Net expenses (d)	.45%	.45%	.45%	.45%	.45%	.45%	.45%
Portfolio turnover rate	1%	7%	— (f)	1%	— (f)	8%	8%
Net assets, end of period (in thousands)	$51,713	$44,509	$35,014	$29,138	$23,337	$13,989	$13,603

*  Effective December 31, 2008, the fiscal year changed to December 31.

(a)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)  Ratios are annualized for periods of less than one year.

(c)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(d)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (b)
Expenses offset (e)	—	—	—	—	—	—	—

(e)  Effect on the expense ratio was not greater than 0.005%.

(f)  Portfolio turnover rate was not greater than 0.5%.

See accompanying notes to financial statements.

Financial Highlights

Tax Free Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$12.92	$12.63	$12.01	$12.20	$11.72	$11.93	$11.98
Investment Activities
Net investment income	.21	.41	.43	.44	.45	.23	.47
Net realized and unrealized gain (loss)	(.63)	.29	.62	(.19)	.48	(.21)	(.05)
Total from investment activities	(.42)	.70	1.05	.25	.93	.02	.42
Distributions from net investment income	(.20)	(.41)	(.43)	(.44)	(.45)	(.23)	(.47)
Net asset value, end of period	$12.30	$12.92	$12.63	$12.01	$12.20	$11.72	$11.93
Total Return (excluding account fees) (a)	(3.27)%	5.60%	8.94%	2.04%	8.03%	.22%	3.54%
Ratios to Average Net Assets: (b)
Net investment income	3.24%	3.18%	3.53%	3.55%	3.73%	3.92%	3.91%
Total expenses	1.85%	1.84%	1.74%	1.66%	1.75%	1.91%	1.94%
Expenses waived or reimbursed (c)	(1.15)%	(1.14)%	(1.04)%	(.96)%	(1.05)%	(1.21)%	(1.24)%
Net expenses (d)	.70%	.70%	.70%	.70%	.70%	.70%	.70%
Portfolio turnover rate	3%	— (f)	10%	15%	— (f)	6%	11%
Net assets, end of period (in thousands)	$20,021	$23,138	$21,663	$19,794	$22,102	$16,946	$18,380

*  Effective December 31, 2008, the fiscal year changed to December 31.

(a)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)  Ratios are annualized for periods of less than one year.

(c)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(d)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (b)
Expenses offset (e)	—	—	—	—	—	—	—

(e)  Effect on the expense ratio was not greater than 0.005%.

(f)  Portfolio turnover rate was not greater than 0.5%.

See accompanying notes to financial statements.

Financial Highlights

All American Equity Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$25.40	$22.72	$22.72	$19.60	$17.33	$27.27	$28.58
Investment Activities
Net investment income (loss)	(.06)	.07	(.07)	.02	(.13)	.04	(.15)
Net realized and unrealized gain (loss)	3.59	2.61	.10	3.10	2.51	(9.97)	1.98
Total from investment activities	3.53	2.68	.03	3.12	2.38	(9.93)	1.83
Distributions
From net investment income	—	—	(.03)	—	(.11)	(.01)	—
From net realized gains	—	—	—	—	—	—	(3.01)
From tax return of capital	—	—	—	—	—	—	(.13)
Total distributions	—	—	(.03)	—	(.11)	(.01)	(3.14)
Short-Term Trading Fees **(a)	—	—	—	—	—	—	—
Net asset value, end of period	$28.93	$25.40	$22.72	$22.72	$19.60	$17.33	$27.27
Total Return (excluding account fees) (b)	13.90%	11.80%	.14%	15.92%	13.75%	(36.42)%	5.99%
Ratios to Average Net Assets: (c)
Net investment income (loss)	(.41)%	.28%	(.32)%	.10%	(.74)%	.35%	(.55)%
Total expenses	2.49%	2.72%	2.42%	2.56%	2.79%	2.37%	1.98%
Expenses waived or reimbursed (d)	(.37)%	(.52)%	(.24)%	(.48)%	(.96)%	(.62)%	(.23)%
Net expenses (e)	2.12%	2.20%	2.18%	2.08%	1.83%	1.75%	1.75%
Portfolio turnover rate	86%	221%	223%	299%	343%	205%	225%
Net assets, end of period (in thousands)	$19,734	$16,846	$16,399	$17,760	$16,436	$16,234	$26,513

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns, had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Holmes Growth Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$18.51	$17.62	$18.65	$15.54	$12.79	$14.14	$24.78
Investment Activities
Net investment loss	(.11)	(.10)	(.26)	(.22)	(.13)	(.01)	(.15)
Net realized and unrealized gain (loss)	2.51	1.29	(.77)	3.54	2.88	(1.34)	(10.49)
Total from investment activities	2.40	1.19	(1.03)	3.32	2.75	(1.35)	(10.64)
Distributions
From net investment income	—	—	—	(.21)	—	—	—
From net realized gains	—	(.30)	—	—	—	—	—
Total distributions	—	(.30)	—	(.21)	—	—	—
Short-Term Trading Fees **(a)	—	—	—	—	—	—	—
Net asset value, end of period	$20.91	$18.51	$17.62	$18.65	$15.54	$12.79	$14.14
Total Return (excluding account fees) (b)	12.97%	6.77%	(5.52)%	21.35%	21.50%	(9.55)%	(42.94)%
Ratios to Average Net Assets: (c)
Net investment loss	(1.02)%	(.51)%	(1.25)%	(1.29)%	(.93)%	(.27)%	(.65)%
Total expenses	1.85%	1.85%	2.00%	1.93%	2.10%	2.51%	1.74%
Expenses waived or reimbursed (d)	—	— (f)	—	— (f)	(.33)%	(.76)%	—
Net expenses (e)	1.85%	1.85%	2.00%	1.93%	1.77%	1.75%	1.74%
Portfolio turnover rate	58%	214%	210%	160%	219%	20%	140%
Net assets, end of period (in thousands)	$36,559	$34,639	$35,316	$40,604	$37,149	$32,488	$36,231

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

MegaTrends Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$8.08	$7.68	$8.83	$8.15	$6.28	$6.60	$12.75
Investment Activities
Net investment income (loss)	(.03 )**	.02 **	.04	.06	.03	— (a)	— (a)
Net realized and unrealized gain (loss)	.94 **	.42 **	(1.19)	.63	1.86	(.31)	(5.30)
Total from investment activities	.91	.44	(1.15)	.69	1.89	(.31)	(5.30)
Distributions
From net investment income	—	(.04)	—	(.01)	(.02)	—	—
From net realized gains	—	—	—	—	—	—	(.85)
From tax return of capital	—	—	—	—	—	(.01)	—
Total distributions	—	(.04)	—	(.01)	(.02)	(.01)	(.85)
Short-Term Trading Fees **(a)	—	—	—	—	—	—	—
Net asset value, end of period	$8.99	$8.08	$7.68	$8.83	$8.15	$6.28	$6.60
Total Return (excluding account fees) (b)	11.26%	5.67%	(13.02)%	8.43%	30.15%	(4.74)%	(44.50)%
Ratios to Average Net Assets: (c)
Net investment income (loss)	(.59)%	.24%	.35%	.43%	.45%	(.20)%	(.06)%
Total expenses	3.37%	3.13%	2.56%	2.44%	2.43%	2.96%	2.21%
Expenses waived or reimbursed (d)	(1.28)%	(1.05)%	(.41)%	(.22)%	(.48)%	(1.11)%	(.21)%
Net expenses (e)	2.09%	2.08%	2.15%	2.22%	1.95%	1.85%	2.00%
Portfolio turnover rate (g)	137%	398%	163%	104%	100%	29%	92%
Net assets, end of period (in thousands)	$11,251	$10,327	$12,450	$16,332	$28,557	$22,035	$25,387

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

MegaTrends Fund
For a capital share outstanding during the

	Institutional Class
	Six Months Ended June 30, 2013		Year Ended December 31,		Period Ended December 31,
	(unaudited)		2012	2011	2010 (a)
Net asset value, beginning of period	$7.86		$7.62	$8.79	$7.84
Investment Activities
Net investment income	.11	*	.03 *	.04	.01
Net realized and unrealized gain (loss)	.93	*	.42 *	(1.16)	1.02
Total from investment activities	1.04		.45	(1.12)	1.03
Distributions from net investment income	—		(.21)	(.05)	(.08)
Short-Term Trading Fees	—		—	—	—
Net asset value, end of period	$8.90		$7.86	$7.62	$8.79
Total Return (excluding account fees) (b)	13.23%		5.95%	(12.70)%	13.08%
Ratios to Average Net Assets: (c)
Net investment income	2.42%		.31%	.70%	.51%
Total expenses	43.42%		3.94%	2.81%	8.09%
Expenses waived or reimbursed (d)	(44.48)%		(2.06)%	(1.00)%	(6.48)%
Net expenses (e)	(1.06	)%(f)	1.88%	1.81%	1.61%
Portfolio turnover rate (h)	137%		398%	163%	104%
Net assets, end of period (in thousands)	$35		$130	$2,458	$3,970

*  Based on average monthly shares outstanding.

(a)  From March 1, 2010, commencement of operations.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Period Ended December 31,
	(unaudited)	2012		2011		2010 (a)
Ratios to Average Net Assets: (c)
Expenses offset	—	—	(g)	—	(g)	— (g)

(f)  For the six months ended June 30, 2013, the net expense ratio was negative due to negative performance fee adjustments to the investment advisory fee. Please refer to Note 3 of the notes to financial statements for further information on the calculation of performance fee adjustments. The ratio may not be indicative of the ratio going forward. The net expense ratio excluding the negative performance adjustments was 2.72% for the six months ended June 30, 2013.

(g)  Effect on the expense ratio was not greater than 0.005%.

(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013		Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)		2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$9.79		$9.36	$11.91	$8.85	$5.26	$20.52	$17.70
Investment Activities
Net investment income (loss)	—	**(a)	.04 **	(.19)	(.09)	(.01)	(.02 )**	.05 **
Net realized and unrealized gain (loss)	(.81	)**	.61 **	(2.02)	3.44	3.60	(13.92)**	5.86 **
Total from investment activities	(.81)		.65	(2.21)	3.35	3.59	(13.94)	5.91
Distributions
From net investment income	—		(.22)	(.34)	(.29)	—	—	(.95)
From net realized gains	—		—	—	—	—	(1.32)	(2.14)
Total distributions	—		(.22)	(.34)	(.29)	—	(1.32)	(3.09)
Short-Term Trading Fees **(a)	—		—	—	—	—	—	—
Net asset value, end of period	$8.98		$9.79	$9.36	$11.91	$8.85	$5.26	$20.52
Total Return (excluding account fees) (b)	(8.27)%		6.93%	(18.69)%	38.00%	68.25%	(67.70)%	37.59%
Ratios to Average Net Assets: (c)
Net investment income (loss)	(.03)%		.44%	(.79)%	(1.04)%	(.08)%	(.34)%	.28%
Total expenses	1.72%		1.57%	1.72%	1.73%	1.64%	1.20%	.88%
Expenses waived or reimbursed (d)	—		—	—	—	(.17)%	(.12)%	—
Net expenses (e)	1.72%		1.57%	1.72%	1.73%	1.47%	1.08%	.88%
Portfolio turnover rate (g)	50%		117%	232%	145%	189%	100%	133%
Net assets, end of period (in thousands)	$350,703		$438,372	$551,793	$911,559	$740,072	$464,524	$2,010,581

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,								Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012		2011		2010		2009		2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset	— (f)	—	(f)	—	(f)	—	(f)	—	(f)	— (f)	(.01)%

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund
For a capital share outstanding during the

	Institutional Class
	Six Months Ended June 30, 2013	Year Ended December 31,			Period Ended December 31,
	(unaudited)	2012	2011		2010 (a)
Net asset value, beginning of period	$9.74	$9.39	$11.98		$8.87
Investment Activities
Net investment income (loss)	.03 *	.10 *	—	*(b)	(.01)
Net realized and unrealized gain (loss)	(.81 )*	.60 *	(2.17	)*	3.41
Total from investment activities	(.78)	.70	(2.17)		3.40
Distributions from net investment income	—	(.35)	(.42)		(.29)
Short-Term Trading Fees *(b)	—	—	—		—
Net asset value, end of period	$8.96	$9.74	$9.39		$11.98
Total Return (excluding account fees) (c)	(8.01)%	7.44%	(18.23)%		38.53%
Ratios to Average Net Assets: (d)
Net investment income (loss)	.48%	1.02%	(.02)%		(.35)%
Total expenses	1.34%	1.21%	1.29%		1.74%
Expenses waived or reimbursed (e)	(.16)%	(.14)%	(.20)%		(.66)%
Net expenses (f)	1.18%	1.07%	1.09%		1.08%
Portfolio turnover rate (h)	50%	117%	232%		145%
Net assets, end of period (in thousands)	$40,725	$94,076	$55,985		$17,923

*  Based on average monthly shares outstanding.

(a)  From March 1, 2010, commencement of operations.

(b)  The per share amount does not round to a full penny.

(c)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(d)  Ratios are annualized for periods of less than one year.

(e)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(f)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Six Months Ended June 30, 2013	Year Ended December 31,		Period Ended December 31,
	(unaudited)	2012	2011	2010 (a)
Ratios to Average Net Assets: (d)
Expenses offset (g)	—	—	—	—

(g)  Effect on the expense ratio was not greater than 0.005%.

(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$11.70	$13.18	$22.28	$17.42	$9.56	$25.32	$28.34
Investment Activities
Net investment loss	(.04 )**	(.11 )**	(.32)	(.32 )**	(.18)	(.06 )**	(.13 )**
Net realized and unrealized gain (loss)	(5.66)**	(1.37)**	(6.76)	8.16 **	8.71	(13.65)**	3.70 **
Total from investment activities	(5.70)	(1.48)	(7.08)	7.84	8.53	(13.71)	3.57
Distributions
From net investment income	—	—	(2.02)	(2.98)	(.67)	—	(3.25)
From net realized gains	—	—	—	—	—	(2.05)	(3.35)
Total distributions	—	—	(2.02)	(2.98)	(.67)	(2.05)	(6.60)
Short-Term Trading Fees **	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)	.01
Net asset value, end of period	$6.00	$11.70	$13.18	$22.28	$17.42	$9.56	$25.32
Total Return (excluding account fees) (b)	(48.72)%	(11.23)%	(32.58)%	45.38%	89.50%	(51.23)%	14.14%
Ratios to Average Net Assets: (c)
Net investment loss	(.98)%	(.85)%	(1.43)%	(1.68)%	(1.32)%	(.80)%	(.43)%
Total expenses	1.80%	1.45%	1.67%	1.84%	1.75%	1.36%	.97%
Expenses waived or reimbursed (d)	(.02)%	—	—	—	(.17)%	(.11)%	—
Net expenses (e)	1.78%	1.45%	1.67%	1.84%	1.58%	1.25%	.97%
Portfolio turnover rate (g)	13%	44%	96%	68%	72%	27%	58%
Net assets, end of period (in thousands)	$147,880	$319,052	$436,504	$826,598	$639,035	$359,120	$949,014

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund
For a capital share outstanding during the

	Institutional Class
	Six Months Ended June 30, 2013	Year Ended December 31,		Period Ended December 31,
	(unaudited)	2012	2011	2010 (a)
Net asset value, beginning of period	$11.69	$13.10	$22.29	$17.36
Investment Activities
Net investment loss	(.02 )*	(.04 )*	(.16 )*	(.10 )*
Net realized and unrealized gain (loss)	(5.66)*	(1.37)*	(6.84)*	8.14 *
Total from investment activities	(5.68)	(1.41)	(7.00)	8.04
Distributions from net investment income	—	—	(2.19)	(3.11)
Short-Term Trading Fees	—	—	—	—
Net asset value, end of period	$6.01	$11.69	$13.10	$22.29
Total Return (excluding account fees) (b)	(48.59)%	(10.76)%	(32.28)%	46.72%
Ratios to Average Net Assets: (c)
Net investment loss	(.41)%	(.32)%	(.87)%	(.86)%
Total expenses	8.49%	3.56%	2.38%	15.19%
Expenses waived or reimbursed (d)	(7.32)%	(2.69)%	(1.27)%	(14.06)%
Net expenses (e)	1.17%	.87%	1.11%	1.13%
Portfolio turnover rate (g)	13%	44%	96%	68%
Net assets, end of period (in thousands)	$117	$769	$1,683	$2,233

*  Based on average monthly shares outstanding.

(a)  From March 1, 2010, commencement of operations.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Six Months Ended June 30, 2013	Year Ended December 31,		Period Ended December 31,
	(unaudited)	2012	2011	2010 (a)
Ratios to Average Net Assets: (c)
Expenses offset (f)	.01%	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

Gold and Precious Metals Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$11.78	$12.61	$19.60	$15.46	$10.83	$17.18	$14.99
Investment Activities
Net investment loss	(.03)	(.09)	(.17)	(.21)	(.17 )**	(.03)	(.08 )**
Net realized and unrealized gain (loss)	(5.12)	(.72)	(4.28)	5.91	4.84	(5.59)	4.69
Total from investment activities	(5.15)	(.81)	(4.45)	5.70	4.67	(5.62)	4.61
Distributions
From net investment income	—	(.02)	—	(.26)	(.04)	—	—
From net realized gains	—	—	(2.54)	(1.31)	—	(.73)	(2.43)
Total distributions	—	(.02)	(2.54)	(1.57)	(.04)	(.73)	(2.43)
Short-Term Trading Fees **	— (a)	— (a)	— (a)	.01	— (a)	— (a)	.01
Net asset value, end of period	$6.63	$11.78	$12.61	$19.60	$15.46	$10.83	$17.18
Total Return (excluding account fees) (b)	(43.72)%	(6.44)%	(23.97)%	36.88%	43.11%	(31.51)%	33.49%
Ratios to Average Net Assets: (c)
Net investment loss	(.50)%	(.60)%	(1.06)%	(1.46)%	(1.16)%	(.66)%	(.41)%
Total expenses	2.00%	1.61%	1.56%	1.80%	1.69%	1.54%	1.27%
Expenses waived or reimbursed (d)	(.01)%	—	—	—	(.15)%	(.15)%	—
Net expenses (e)	1.99%	1.61%	1.56%	1.80%	1.54%	1.39%	1.27%
Portfolio turnover rate	22%	95%	155%	103%	135%	61%	93%
Net assets, end of period (in thousands)	$87,657	$166,524	$195,087	$300,949	$234,393	$192,206	$259,022

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Emerging Europe Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*/**	2008***
Net asset value, beginning of period	$9.23	$7.79	$10.81	$9.11	$5.12	$6.35	$19.91
Investment Activities
Net investment income (loss)	.18	.15	.03	(.04)	— (a)	(.03)	(.03)
Net realized and unrealized gain (loss)	(1.15)	1.35	(3.05)	1.74	3.99	(1.20)	(10.10)
Total from investment activities	(.97)	1.50	(3.02)	1.70	3.99	(1.23)	(10.13)
Distributions
From net investment income	—	(.06)	—	—	—	—	—
From net realized gains	—	—	—	—	—	—	(3.46)
Total distributions	—	(.06)	—	—	—	—	(3.46)
Short-Term Trading Fees ****	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)	.03
Net asset value, end of period	$8.26	$9.23	$7.79	$10.81	$9.11	$5.12	$6.35
Total Return (excluding account fees) (b)	(10.51)%	19.27%	(27.94)%	18.66%	77.93%	(19.37)%	(61.36)%
Ratios to Average Net Assets: (c)
Net investment income (loss)	3.37%	1.39%	.25%	(.36)%	— (f)	(3.02)%	(.15)%
Total expenses	2.06%	2.15%	1.98%	1.91%	2.04%	2.37%	1.96%
Expenses waived or reimbursed (d)	—	—	—	—	(.08)%	(.27)%	— (f)
Net expenses (e)	2.06%	2.15%	1.98%	1.91%	1.96%	2.10%	1.96%
Portfolio turnover rate	40%	85%	85%	69%	80%	11%	82%
Net assets, end of period (in thousands)	$130,482	$173,687	$193,599	$440,037	$464,409	$317,320	$415,494

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Effective November 7, 2008, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

***  The per share amounts shown were adjusted to reflect the 3-for-1 stock split which was effective on May 27, 2008.

****  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,								Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012		2011		2010		2009		2008*/**	2008***
Ratios to Average Net Assets: (c)
Expenses offset	— (f)	—	(f)	—	(f)	—	(f)	—	(f)	— (f)	(.01)%

(f)  Effect on the ratio was not greater than 0.005%.
See accompanying notes to financial statements.

Financial Highlights

Global Emerging Markets Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*/**	2008
Net asset value, beginning of period	$7.32	$6.82	$9.17	$7.95	$5.29	$5.94	$21.88
Investment Activities
Net investment income (loss)	.09	.02	(.07)	(.11)	(.05)	(.01)	(.43)
Net realized and unrealized gain (loss)	(.40)	.48	(2.28)	1.32	2.71	(.56)	(11.98)
Total from investment activities	(.31)	.50	(2.35)	1.21	2.66	(.57)	(12.41)
Distributions
From net investment income	—	—	—	—	—	—	(.46)
From net realized gains	—	—	—	—	—	—	(3.11)
From tax return of capital	—	—	—	—	—	(.08)	—
Total distributions	—	—	—	—	—	(.08)	(3.57)
Short-Term Trading Fees ***	— (a)	— (a)	— (a)	.01	— (a)	— (a)	.04
Net asset value, end of period	$7.01	$7.32	$6.82	$9.17	$7.95	$5.29	$5.94
Total Return (excluding account fees) (b)	(4.23)%	7.33%	(25.63)%	15.35%	50.28%	(9.59)%	(66.81)%
Ratios to Average Net Assets: (c)
Net investment income (loss)	2.24%	.26%	(.68)%	(1.22)%	(.77)%	(1.16)%	(1.01)%
Total expenses	5.51%	5.37%	3.97%	3.76%	4.02%	6.83%	2.80%
Expenses waived or reimbursed (d)	(2.49)%	(2.51)%	(1.01)%	(.77)%	(1.38)%	(4.33)%	(.30)%
Net expenses (e)	3.02%	2.86%	2.96%	2.99%	2.64%	2.50%	2.50%
Portfolio turnover rate	117%	367%	250%	190%	166%	21%	83%
Net assets, end of period (in thousands)	$6,643	$7,714	$8,224	$13,403	$13,819	$9,663	$11,708

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Effective November 7, 2008, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

***  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*/**	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	.01%	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

China Region Fund
For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$7.61	$6.81	$9.47	$8.36	$5.59	$9.09	$12.55
Investment Activities
Net investment income (loss)	.05	.04	(.08)	(.12)	(.05)	(.02 )**	(.03 )**
Net realized and unrealized gain (loss)	(.30)	.78	(2.59)	1.22	2.81	(3.49)**	(.27 )**
Total from investment activities	(.25)	.82	(2.67)	1.10	2.76	(3.51)	(.30)
Distributions
From net investment income	—	(.02)	—	—	—	—	(.10)
From net realized gains	—	—	—	—	—	—	(2.93)
From tax return of capital	—	—	—	—	—	—	(.17)
Total distributions	—	(.02)	—	—	—	—	(3.20)
Short-Term Trading Fees **	— (a)	— (a)	.01	.01	.01	.01	.04
Net asset value, end of period	$7.36	$7.61	$6.81	$9.47	$8.36	$5.59	$9.09
Total Return (excluding account fees) (b)	(3.29)%	12.00%	(28.09)%	13.28%	49.55%	(38.50)%	(8.58)%
Ratios to Average Net Assets: (c)
Net investment income (loss)	1.13%	.60%	(.64)%	(1.02)%	(.79)%	(.47)%	(.26)%
Total expenses	2.75%	2.64%	2.49%	2.39%	2.47%	2.46%	1.95%
Expenses waived or reimbursed (d)	(.37)%	(.39)%	(.08)%	—	(.45)%	(.27)%	—
Net expenses (e)	2.38%	2.25%	2.41%	2.39%	2.02%	2.19%	1.95%
Portfolio turnover rate	95%	374%	426%	242%	327%	117%	208%
Net assets, end of period (in thousands)	$25,514	$29,160	$30,635	$51,843	$56,323	$38,348	$81,109

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reduction not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

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Rev. 08/2010

FACTS	WHAT DOES U.S. GLOBAL INVESTORS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• transaction history and checking account information
• account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons U.S. Global Investors chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does U.S.Global Investors share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-800-US-Funds (1-800-873-8637) or go to www.usfunds.com

Who we are
Who is providing this notice?	U.S. Global Investors, Inc., U.S. Global Investors Funds, United Shareholder Services, Inc., and U.S. Global Brokerage, Inc. (collectively known as U.S. Global Investors)
What we do
How does U.S. Global Investors protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does U.S. Global Investors collect my personal information?	We collect your personal information, for example, when you
• open an account or buy securities from us
• direct us to sell your securities or give us your contact information
• tell us where to send the money
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include U.S. Global Investors, Inc., U.S. Global Investors Funds, United Shareholder Services, Inc., and U.S. Global Brokerage, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Nonaffiliates we share personal information with include companies that perform marketing on our behalf, printing and mailing companies, and companies that service your account(s).
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • U.S. Global Investors doesn't jointly market.

P.O. Box 659405

San Antonio, Texas

78265-9604

Want to reduce paper waste? You can receive this report and other important documents electronically. Please visit www.usfunds.com and sign up at Access My Account. If you need further assistance, please call us at 800-873-8637.

U.S. Global Investors Funds Semi-Annual Report June 30, 2013

ITEM 2. CODE OF ETHICS.

Required only in annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Required only in annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Required only in annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Required only in annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)                     The registrant’s president and treasurer have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                     There was no change in the registrant’s internal control over financial reporting that occurred in the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)                  Required only in annual report on Form N-CSR.

(a)(2)                  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this report.

(b)                                 Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Date:	August 28, 2013

By:	/s/ Lisa C.Callicotte
Lisa C. Callicotte
Treasurer

Date:	August 28, 2013